As filed with the Securities and Exchange
                         Commission on February 29, 2008

                                                             File Nos. 333-51938
                                                                       811-10221

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 12               X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 13                       X

                             AllianceBernstein Trust
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code:(800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                     Seward & Kissel LLP 1200 G Street, N.W.
                                    Suite 350
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on March 1, 2008 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALUE FUNDS -- (A, B, C AND ADVISOR CLASS SHARES)



 PROSPECTUS  |  MARCH 3, 2008


 The AllianceBernstein Value Funds
 A family of value-oriented mutual funds

Domestic Value Funds                     International Value Funds
[graphic]AllianceBernstein Value Fund    [graphic]AllianceBernstein Global Real
[graphic]AllianceBernstein Small/Mid              Estate Investment Fund
         Cap Value Fund                  [graphic]AllianceBernstein
[graphic]AllianceBernstein Growth and             International Value Fund
         Income Fund                     [graphic]AllianceBernstein Global Value
[graphic]AllianceBernstein Focused                Fund
         Growth & Income Fund
[graphic]AllianceBernstein Balanced
         Shares
[graphic]AllianceBernstein Utility
         Income Fund

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                         Page
SUMMARY INFORMATION.....................................   4
DOMESTIC VALUE FUNDS....................................   6
  AllianceBernstein Value Fund..........................   6
  AllianceBernstein Small/Mid Cap Value Fund............   8
  AllianceBernstein Growth and Income Fund..............  10
  AllianceBernstein Focused Growth & Income Fund........  12
  AllianceBernstein Balanced Shares.....................  14
  AllianceBernstein Utility Income Fund.................  16
INTERNATIONAL VALUE FUNDS...............................  18
  AllianceBernstein Global Real Estate Investment Fund..  18
  AllianceBernstein International Value Fund............  20
  AllianceBernstein Global Value Fund...................  22
RISKS SUMMARY...........................................  24
FEES AND EXPENSES OF THE FUNDS..........................  26
INVESTING IN THE FUNDS..................................  30
  How to Buy Shares.....................................  30
  The Different Share Class Expenses....................  31
  Sales Charge Reduction Programs.......................  32
  CDSC Waivers and Other Programs.......................  33
  The "Pros" and "Cons" of Different Share Classes......  34
  Payments to Financial Advisors and Their Firms........  34
  How to Exchange Shares................................  36
  How to Sell or Redeem Shares..........................  36
  Frequent Purchases and Redemptions of Fund Shares.....  36
  How the Funds Value Their Shares......................  38
MORE INFORMATION ABOUT THE FUNDS AND THEIR
INVESTMENTS.............................................  39
MANAGEMENT OF THE FUNDS.................................  48
DIVIDENDS, DISTRIBUTIONS AND TAXES......................  53
CONVERSION FEATURE......................................  54
GENERAL INFORMATION.....................................  55
GLOSSARY OF INVESTMENT TERMS............................  56
FINANCIAL HIGHLIGHTS....................................  57
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION.............................................  67

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 39.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:


.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and


.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE
  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.


  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund with a higher variability of returns is a riskier investment.


This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid-capitalization risk. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Funds is subject to this risk.

General

.. The Funds' investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 117 mutual funds.


.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Global Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.


.. An investment in a Fund should be considered part of an overall investment program rather than a complete investment program.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

 LOGO
OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Additionally, Bernstein monitors a number of quantitative valuation metrics as well as relative return trends. The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -8.53% 11.31%     6.72%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -9.83% 10.49%     6.07%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares               -4.03%  9.82%     5.75%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes       -7.92% 11.83%     6.89%
---------- ------------------------- ------ ------- -----------
Class C    Return Before Taxes       -6.00% 11.50%     6.66%
---------- ------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                -4.14% 12.65%     7.76%
---------- ------------------------- ------ ------- -----------
Russell
1000 Value
Index+                               -0.17% 14.63%     8.16%
---------- ------------------------- ------ ------- -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.


***After-tax returns:

  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+  Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                               Calendar Year End (%)

   98      99     00     01      02      03      04      05      06      07
  ----    ----   ----   ----    ----    ----    ----    ----    ----    ----
   n/a     n/a    n/a    n/a   -13.30   29.00   13.31   5.45    21.22   -4.46

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2007, there were approximately 1,800 small- to mid-capitalization companies, representing a market capitalization range from nearly $75 million to approximately $9 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.


Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Fund may also invest significantly in these companies.


A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:




..Market Risk              .Currency Risk

..Capitalization Risk      .Derivatives Risk

..Foreign (Non-U.S.) Risk



Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -2.03% 15.18%    12.65%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -3.38% 13.75%    11.48%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                0.20% 13.16%    10.96%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes       -1.72% 15.45%    12.65%
---------------------------------------------------------------
Class C    Return Before Taxes        0.65% 15.36%    12.57%
---------------------------------------------------------------
Advisor    Return Before Taxes
Class                                 2.60% 16.52%    13.71%
---------------------------------------------------------------
Russell
2500(TM)
Value
Index+                               -7.27% 16.17%    12.10%
---------------------------------------------------------------
Russell
2500(TM)
Index+                                1.38% 16.99%    11.02%
---------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.


***After-tax returns:

  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+  Reflects no deduction for fees, expenses or taxes.




BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98      99      00     01      02      03      04      05      06       07
-----    -----  -----   -----   -----   -----   -----   -----   -----    -----
 n/a      n/a    n/a     n/a    -8.20   41.92   18.91   7.89    13.65    2.32


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

 LOGO
OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Industry/Sector Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                          1 Year 5 Years 10 Years
-----------------------------------------------------------------
Class A**  Return Before Taxes             0.96% 12.53%   7.12%
           ------------------------------------- ------- --------
           Return After Taxes on
           Distributions                  -0.47% 12.07%   6.12%
           ------------------------------------- ------- --------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                          2.58% 10.96%   5.81%
---------- ------------------------------------------------------
Class B    Return Before Taxes             0.74% 12.68%   6.95%
-----------------------------------------------------------------
Class C    Return Before Taxes             3.84% 12.69%   6.81%
-----------------------------------------------------------------
Advisor    Return Before Taxes
Class                                      5.77% 13.84%   7.88%
-----------------------------------------------------------------
Russell
1000 Value
Index+                                    -0.17% 14.63%   7.68%
-----------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax returns:

   --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+ Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98      99      00      01     02      03      04      05      06      07
 ----    ----    ----    ----   ----    ----    ----    ----    ----    ----
21.23    10.78   13.64  -1.84  -26.57   31.76   11.92   3.78    16.93   5.51

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Industry/Sector Risk

..Foreign (Non-U.S.) Risk  .Focused Portfolio Risk

..Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes        4.10% 13.04%     8.26%
           -------------------------------- ------- -----------
           Return After Taxes on
           Distributions              0.00% 11.36%     7.22%
           -------------------------------- ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                5.69% 10.94%     6.94%
---------- ----------------------------------------------------
Class B    Return Before Taxes        5.06% 13.33%     8.16%
---------------------------------------------------------------
Class C    Return Before Taxes        7.07% 13.22%     8.08%
---------------------------------------------------------------
Russell
1000 Value
Index+                               -0.17% 14.63%     7.03%
---------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception date is 12/22/99 for Class A, Class B and Class C shares.


***After-tax returns:

   --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+  Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                   [BAR CHART]

                             Calendar Year End (%)

 98      99     00      01      02      03      04     05     06      07
----    ----   ----    ----    ----    ----    ----   ----   ----    ----
n/a      n/a   19.49   6.61   -22.19   39.53   8.86   1.20   15.34   8.73

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio will vary in size, normally with 60 to 90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk         .Foreign (Non-U.S.) Risk

..Interest Rate Risk  .Emerging Market Risk

..Credit Risk         .Currency Risk

..Allocation Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Class A**   Return Before Taxes            -1.43%  9.43%   6.90%
            ------------------------------------- ------- --------
            Return After Taxes on
            Distributions                  -3.01%  8.52%   5.38%
            ------------------------------------- ------- --------
            Return After Taxes on
            Distributions and Sale of Fund
            Shares                          0.78%  8.05%   5.27%
----------- ------------------------------ ------ ------- --------
Class B     Return Before Taxes            -1.50%  9.59%   6.73%
------------------------------------------------------------------
Class C     Return Before Taxes             1.27%  9.59%   6.58%
------------------------------------------------------------------
Advisor     Return Before Taxes
Class                                       3.26% 10.73%   7.66%
------------------------------------------------------------------
Russell
1000 Value
Index+                                     -0.17% 14.63%   7.68%
------------------------------------------------------------------
Lehman
Brothers
Aggregate
Index+                                      6.97%  4.42%   6.17%
------------------------------------------------------------------
60% Russell
1000 Value
Index/40%
Lehman
Brothers
Aggregate
Index+                                      2.90% 10.58%   7.32%
------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** After-tax returns:

  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+  Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

   98      99     00      01     02       03      04      05     06      07
  ----    ----   ----    ----   ----     ----    ----    ----   ----    ----
 15.75    4.90   12.48   1.80  -10.73    22.78   10.16   4.01   13.21   2.96




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

 LOGO
OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utilities industry. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utilities industry. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk         .Industry/Sector Risk

..Interest Rate Risk  .Foreign (Non-U.S.) Risk

..Credit Risk         .Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                         1 Year 5 Years 10 Years
----------------------------------------------------------------
Class A** Return Before Taxes            16.89% 20.13%   10.55%
          ------------------------------ ------ ------- --------
          Return After Taxes on
          Distributions                  16.54% 19.70%    9.54%
          ------------------------------ ------ ------- --------
          Return After Taxes on
          Distributions and Sale of Fund
          Shares                         11.41% 17.73%    8.76%
--------- ------------------------------ ------ ------- --------
Class B   Return Before Taxes            17.24% 20.30%   10.40%
--------- ------------------------------ ------ ------- --------
Class C   Return Before Taxes            20.23% 20.32%   10.25%
--------- ------------------------------ ------ ------- --------
Advisor   Return Before Taxes
Class                                    22.47% 21.55%   11.37%
--------- ------------------------------ ------ ------- --------
S&P GICS
Utility
Index+                                   19.38% 21.50%    7.77%
--------- ------------------------------ ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax returns:

  -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+  Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                   [BAR CHART]

                             Calendar Year End (%)

  98     99     00       01       02      03      04      05      06     07
 ----   ----   ----     ----     ----    ----    ----    ----    ----   ----
24.38   18.01  14.54   -19.28   -19.73   19.40   24.59   16.15   23.90  22.08

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 13.95%, 2nd quarter, 2003; and Worst quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in U.S. and non-U.S. issuers.


The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.


The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS:



..Market Risk           .Prepayment Risk

..Industry Sector Risk  .Foreign (Non-U.S.) Risk

..Interest Rate Risk    .Currency Risk

..Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                     1 Year  5 Years 10 Years
-------------------------------------------------------------
Class A**  Return Before Taxes       -12.94% 19.56%   10.04%
           --------------------------------- ------- --------
           Return After Taxes on
           Distributions             -18.59% 16.91%    7.88%
           --------------------------------- ------- --------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                -2.82% 16.58%    7.83%
---------- --------------------------------------------------
Class B    Return Before Taxes       -12.09% 19.72%    9.89%
-------------------------------------------------------------
Class C    Return Before Taxes       -10.27% 19.77%    9.75%
-------------------------------------------------------------
Advisor    Return Before Taxes
Class                                 -8.82% 21.05%   10.89%
-------------------------------------------------------------
S&P 500
Index+                                 5.49% 12.82%    5.91%
-------------------------------------------------------------
MSCI
World
Index
(net)+, ++                             9.04% 16.96%    7.00%
-------------------------------------------------------------
FTSE
NAREIT
Index+                               -16.30% 18.00%   10.41%
-------------------------------------------------------------
FTSE EPRA
NAREIT
Index+                                -6.96% 24.28%      N/A
-------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax returns:


  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

++The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 LOGO

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 16.40%, 4th quarter, 2004; and Worst quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)



                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes        0.80% 23.12%    15.99%
           -------------------------------- ------- -----------
           Return After Taxes on
           Distributions             -0.10% 22.39%    15.43%
           -------------------------------- ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                1.70% 20.62%    14.24%
---------- ------------------------- ------ ------- -----------
Class B    Return Before Taxes        0.56% 23.30%    15.96%
---------------------------------------------------------------
Class C    Return Before Taxes        3.57% 23.31%    15.97%
---------------------------------------------------------------
Advisor    Return Before Taxes
Class                                 5.58% 24.55%    17.15%
---------------------------------------------------------------
MSCI EAFE
Index
(net)+, ++                           11.17% 21.59%    11.07%
---------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.


***After-tax returns:

  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


++ Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 LOGO

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein quantitative analysts build risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2007)

--------------------------------------------------------------------------------

                                                       Since
                                     1 Year 5 Years Inception**
---------------------------------------------------------------
Class A*** Return Before Taxes       -3.11% 17.56%     9.72%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions             -4.47% 16.63%     9.04%
           ------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares               -0.26% 15.53%     8.52%
---------- ----------------------------------------------------
Class B    Return Before Taxes       -3.26% 17.73%     9.63%
---------------------------------------------------------------
Class C    Return Before Taxes       -0.51% 17.74%     9.65%
---------------------------------------------------------------
Advisor    Return Before Taxes
Class                                 1.41% 18.93%    10.71%
---------------------------------------------------------------
MSCI
World
Index
(net)+, ++                            9.04% 16.96%     8.01%
---------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.


***After-tax returns:


  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


++ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 LOGO

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries, such as the real estate or utilities industries. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.


CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK

A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a non-U.S. country. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Fund's investments or reduce the returns of a Fund. For example, the value of a Fund's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e. gaining value relative to other currencies) and other currencies are weak (i.e. losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.


PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK
This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there can be no guarantee that its techniques will produce the intended result.


----------------------------------------------------------------------------------------------------------------------------------
                                Industry/ Capital-                               Foreign   Emerging                      Focused
                         Market  Sector   ization  Interest  Credit Derivatives (Non-U.S.)  Market  Currency Prepayment Portfolio
Fund                      Risk    Risk      Risk   Rate Risk  Risk     Risk        Risk      Risk     Risk      Risk      Risk
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .                                             .          .                  .
Value Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .                 .                           .          .                  .
Small/Mid Cap
Value Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .        .                                               .                  .
Growth and Income Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .        .                                               .                  .                    .
Focused Growth &
Income Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .                           .       .                    .         .        .
Balanced Shares
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .        .                  .       .                    .                  .
Utility Income Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .        .                  .       .                    .                  .         .
Global Real Estate
Investment Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .                                             .          .         .        .
International Value Fund
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          .                                             .          .         .        .
Global Value Fund
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------

                         Allocation  Manage-
Fund                        Risk    ment Risk
---------------------------------------------
AllianceBernstein                       .
Value Fund
---------------------------------------------
AllianceBernstein                       .
Small/Mid Cap
Value Fund
---------------------------------------------
AllianceBernstein                       .
Growth and Income Fund
---------------------------------------------
AllianceBernstein                       .
Focused Growth &
Income Fund
---------------------------------------------
AllianceBernstein            .          .
Balanced Shares
---------------------------------------------
AllianceBernstein                       .
Utility Income Fund
---------------------------------------------
AllianceBernstein                       .
Global Real Estate
Investment Fund
---------------------------------------------
AllianceBernstein                       .
International Value Fund
---------------------------------------------
AllianceBernstein                       .
Global Value Fund
---------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                Class A   Class B   Class C
                                                                                                Shares    Shares    Shares
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            4.25%(a)      None       None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds,
whichever is lower)                                                                              None(a) 4.00%*(a) 1.00%**(a)

Exchange Fee                                                                                        None      None       None

                                                                                                Advisor Class
                                                                                                   Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds,
whichever is lower)                                                                                 None

Exchange Fee                                                                                        None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) AND EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                       Advisor
                                               Class A Class B Class C  Class
  ----------------------------------------------------------------------------
  Management Fees                                .55%    .55%    .55%    .55%
  Distribution and/or Service (12b-1) Fees (a)   .30%   1.00%   1.00%   None
  Other Expenses:
    Transfer Agent                               .10%    .13%    .11%    .10%
    Other Expenses                               .07%    .07%    .07%    .07%
                                                ----    ----    ----    ----
  Total Other Expenses                           .17%    .20%    .18%    .17%
                                                ----    ----    ----    ----
  Total Fund Operating Expenses                 1.02%   1.75%   1.73%    .72%
                                                ====    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  525   $  578   $  178    $  276   $  176    $ 74
After 3 years  $  736   $  751   $  551    $  545   $  545    $230
After 5 years  $  964   $  949   $  949    $  939   $  939    $401
After 10 years $1,620   $1,870   $1,870    $2,041   $2,041    $894



Please refer to the footnotes on page 29.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                       Advisor
                                               Class A Class B Class C  Class
  ----------------------------------------------------------------------------
  Management Fees                                .75%    .75%    .75%    .75%
  Distribution and/or Service (12b-1) Fees (a)   .30%   1.00%   1.00%   None
  Other Expenses:
   Transfer Agent                                .17%    .21%    .18%    .17%
   Other Expenses                                .05%    .05%    .05%    .05%
                                                ----    ----    ----    ----
  Total Other Expenses                           .22%    .26%    .23%    .22%
                                                ----    ----    ----    ----
  Total Fund Operating Expenses
  (Before Waiver) (b)                           1.27%   2.01%   1.98%    .97%
                                                ----    ----    ----    ----
  Waiver and/or Expense Reimbursement (c)       (.12)%  (.61)%  (.13)%  (.13)%
                                                ----    ----    ----    ----
  Net Expenses                                  1.15%   1.40%   1.85%    .85%
                                                ====    ====    ====    ====


                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  537   $  543   $  143    $  288   $  188   $   87
After 3 years*  $  799   $  772   $  572    $  609   $  609   $  297
After 5 years*  $1,081   $1,027   $1,027    $1,056   $1,056   $  525
After 10 years* $1,884   $2,097   $2,097    $2,296   $2,296   $1,179

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .51%    .51%    .51%    .51%
    Distribution and/or Service (12b-1) Fees   .28%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .15%    .19%    .17%    .16%
     Other Expenses                            .03%    .03%    .03%    .02%
                                               ---    ----    ----    ----
    Total Other Expenses                       .18%    .22%    .20%    .18%
                                               ---    ----    ----    ----
    Total Fund Operating Expenses (d)          .97%   1.73%   1.71%    .69%
                                               ===    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  520   $  576   $  176    $  274   $  174    $ 70
After 3 years  $  721   $  745   $  545    $  539   $  539    $221
After 5 years  $  938   $  939   $  939    $  928   $  928    $384
After 10 years $1,564   $1,840   $1,840    $2,019   $2,019    $859

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
      --------------------------------------------------------------------
                                                   Class A Class B Class C
      --------------------------------------------------------------------
      Management Fees                                .55%    .55%    .55%
      Distribution and/or Service (12b-1) Fees (a)   .30%   1.00%   1.00%
      Other Expenses:
       Transfer Agent                                .19%    .23%    .20%
       Other Expenses                                .17%    .18%    .18%
                                                    ----    ----    ----
      Total Other Expenses                           .36%    .41%    .38%
                                                    ----    ----    ----
      Total Fund Operating Expenses                 1.21%   1.96%   1.93%
                                                    ====    ====    ====


                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
------------------------------------------------------------
After 1 year   $  543   $  599   $  199    $  296   $  196
After 3 years  $  793   $  815   $  615    $  606   $  606
After 5 years  $1,062   $1,057   $1,057    $1,042   $1,042
After 10 years $1,829   $2,091   $2,091    $2,254   $2,254

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .44%    .44%    .44%    .44%
    Distribution and/or Service (12b-1) Fees   .29%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .13%    .17%    .16%    .13%
     Other Expenses                            .06%    .06%    .06%    .06%
                                               ---    ----    ----    ----
    Total Other Expenses                       .19%    .23%    .22%    .19%
                                               ---    ----    ----    ----
    Total Fund Operating Expenses              .92%   1.67%   1.66%    .63%
                                               ===    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  515   $  570   $  170    $  269   $  169    $ 64
After 3 years  $  706   $  726   $  526    $  523   $  523    $202
After 5 years  $  913   $  907   $  907    $  902   $  902    $351
After 10 years $1,508   $1,777   $1,777    $1,965   $1,965    $786



Please refer to the footnotes on page 29.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .55%    .55%    .55%    .55%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .15%    .19%    .17%    .15%
     Other Expenses                            .20%    .20%    .20%    .20%
                                              ----    ----    ----    ----
    Total Other Expenses                       .35%    .39%    .37%    .35%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.20%   1.94%   1.92%    .90%
                                              ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  542   $  597   $  197    $  295   $  195   $   92
After 3 years  $  790   $  809   $  609    $  603   $  603   $  287
After 5 years  $1,057   $1,047   $1,047    $1,037   $1,037   $  498
After 10 years $1,818   $2,072   $2,072    $2,243   $2,243   $1,108

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .55%    .55%    .55%    .55%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .16%    .20%    .17%    .17%
     Other Expenses                            .23%    .23%    .24%    .24%
                                              ----    ----    ----    ----
    Total Other Expenses                       .39%    .43%    .41%    .41%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.24%   1.98%   1.96%    .96%
                                              ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  546   $  601   $  201    $  299   $  199   $   98
After 3 years  $  802   $  821   $  621    $  615   $  615   $  306
After 5 years  $1,077   $1,068   $1,068    $1,057   $1,057   $  531
After 10 years $1,861   $2,115   $2,115    $2,285   $2,285   $1,178

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .10%    .13%    .11%    .11%
     Other Expenses                            .06%    .06%    .06%    .06%
                                              ----    ----    ----    ----
    Total Other Expenses                       .16%    .19%    .17%    .17%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.11%   1.84%   1.82%    .82%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  533   $  587   $  187    $  285   $  185   $   84
After 3 years  $  763   $  779   $  579    $  573   $  573   $  262
After 5 years  $1,011   $  995   $  995    $  985   $  985   $  455
After 10 years $1,719   $1,967   $1,967    $2,137   $2,137   $1,014




Please refer to the footnotes on page 29.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .75%    .75%    .75%    .75%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses:
     Transfer Agent                            .07%    .11%    .08%    .07%
     Other Expenses                            .18%    .17%    .17%    .17%
                                              ----    ----    ----    ----
    Total Other Expenses                       .25%    .28%    .25%    .24%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses (b)         1.30%   2.03%   2.00%    .99%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year   $  552   $  606   $  206    $  303   $  203   $  101
After 3 years  $  820   $  837   $  637    $  627   $  627   $  315
After 5 years  $1,108   $1,093   $1,093    $1,078   $1,078   $  547
After 10 years $1,926   $2,171   $2,171    $2,327   $2,327   $1,213



(a)Total Fund Operating Expenses for the fiscal year ended November 30, 2007 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the Net Expenses of Class B shares for the AllianceBernstein Value Fund would have been 1.05% for the AllianceBernstein Small/Mid Cap Value Fund, Class B Total Fund Operating Expenses would have been 1.41% and net expenses would have been 1.40% and Net Expenses of Class B shares for the AllianceBernstein Focused Growth & Income Fund would have been 1.40%.

(b)The ratio includes expenses attributable to the costs of proxy solicitation.


(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.


(d)Does not reflect a fiscal year 2007 expense adjustment related to proxy solicitation costs that occurred in fiscal year 2006.


+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Focused Growth & Income Fund, which offers three classes of shares through this Prospectus. Retirement shares of the Funds are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchase Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.


If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.


General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                 Distribution and/or Service
                                   (Rule 12b-1) Fee (As a
                                   Percentage of Aggregate
                                  Average Daily Net Assets)
                   -----------------------------------------
                   Class A                  0.30%
                   Class B                  1.00%
                   Class C                  1.00%
                   Advisor Class             None


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Fund's Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           Year Since Purchase  CDSC
                           --------------------------
                           First                4.00%
                           Second               3.00%
                           Third                2.00%
                           Fourth               1.00%
                           Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights-Investor Education" then "Sale Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                 Amount Purchased           Invested    Price
                 ----------------------------------------------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses or domestic partners, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or

(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link and AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

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In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28,000,000. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors

  Cadaret, Grant & Co.
  CCO Investment Services

  Charles Schwab
  Chase Investment Services

  Citigroup Global Markets

  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network

  LPL Financial Corporation

  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation

  PFS Investments
  Raymond James

  RBC Dain Rauscher
  Robert W. Baird

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  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services

  Wachovia Securities

  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors/Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Funds that invest in certain fixed-income securities may be adversely affected by price arbitrage because they may be thinly traded or traded infrequently.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:


 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


 - Currency Swaps. The Funds may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency


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   swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


..  Other Derivatives and Strategies

 - Currency Transactions. The Funds may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Adviser will actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Funds and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


   The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


   The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may

                                                                             41

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be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Fund may invest in TBA--mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

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Mortgage-Backed Securities and Associated Risks

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.


Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.

Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.


Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.


Additional Risk Considerations for Investments in the Utilities Industry

AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric

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utility companies. Factors affecting that industry sector can have a significant effect on the Fund's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulation. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed- upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.


If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the

44

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event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Algeria                   Hungary                   Poland
 Argentina                 India                     Qatar
 Belize                    Indonesia                 Romania
 Brazil                    Israel                    Russia
 Bulgaria                  Jamaica                   Slovakia
 Chile                     Jordan                    Slovenia
 China                     Kazakhstan                South Africa
 Columbia                  Lebanon                   South Korea
 Costa Rica                Malaysia                  Taiwan
 Cote D'Ivoire             Mexico                    Thailand
 Croatia                   Morocco                   Trinidad & Tobago
 Czech Republic            Nigeria                   Tunisia
 Dominican Republic        Pakistan                  Turkey
 Ecuador                   Panama                    Ukraine
 Egypt                     Peru                      Uraguay
 El Salvador               Philippines               Venezuela
 Guatemala

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and in-stability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.


A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.


Credit Ratings
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


Changes in Investment Objectives and Policies

Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in each Fund's SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2007 totaling approximately $800 billion (of which approximately $103 billion represented assets of investment companies). As of December 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 57 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 38 registered investment companies managed by the Adviser, comprising 117 separate investment portfolios, with approximately 4 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                          Fee as a
                                                         percentage
                                                         of average  Fiscal
                                                         daily net    Year
    Fund                                                  assets*    Ended
    ------------------------------------------------------------------------
    AllianceBernstein Value Fund                            .55%    11/30/07
    AllianceBernstein Small/Mid Cap Value Fund              .62%    11/30/07
    AllianceBernstein Growth and Income Fund                .51%    10/31/07
    AllianceBernstein Focused Growth & Income Fund          .55%    11/30/07
    AllianceBernstein Balanced Shares                       .44%    11/30/07
    AllianceBernstein Utility Income Fund                   .55%    11/30/07
    AllianceBernstein Global Real Estate Investment Fund    .55%    11/30/07
    AllianceBernstein International Value Fund              .65%    11/30/07
    AllianceBernstein Global Value Fund                     .75%    11/30/07
    ------------------------------------------------------------------------


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2003. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2003 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2003. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2003 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2003.

As of April 1, 2007, the U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:



                                                Principal Occupation(s) During
Employee; Year; Title                              the Past Five (5) Years
-----------------------------------------------------------------------------------
Shawn E. Keegan; since April 2007; Vice     Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2003.

Joran Laird; since April 2007; Vice         Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2003.

Alison M. Martier; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director  with which she has been associated in
of U.S. Core Fixed-Income                   a substantially similar capacity to her
                                            current position since prior to 2003,
                                            and Director of U.S. Core Fixed-Income.



                                                Principal Occupation(s) During
Employee; Year; Title                              the Past Five (5) Years
-----------------------------------------------------------------------------------
Douglas J. Peebles; since November 2007;   Executive Vice President of the Adviser,
Executive Vice President of the Adviser,   with which he has been associated in a
Chief Investment Officer and Co-Head of    substantially similar capacity to his
Fixed-Income                               current position since prior to 2003,
                                           Chief Investment Officer and Co-Head
                                           of Fixed-Income.

Jeffrey S. Phlegar; since November 2007;   Executive Vice President of the Adviser,
Executive Vice President of the Adviser,   with which he has been associated in a
Chief Investment Officer and Co-Head of    substantially similar capacity to his
Fixed-Income                               current position since prior to 2003,
                                           Chief Investment Officer and Co-Head
                                           of Fixed-Income.

Greg J. Wilensky; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director with which he has been associated in a
of Stable Value Investments                substantially similar capacity to his
                                           current position since prior to 2003,
                                           and Director of Stable Value
                                           Investments.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                       Principal Occupation
 Fund and Responsible                                During the Past Five (5)
 Group                      Employee; Year; Title             Years
 -----------------------------------------------------------------------------
 AllianceBernstein Value   Marilyn G. Fedak; since   Executive Vice President
 Fund                      inception--Executive      of the Adviser, with
                           Vice President of the     which she has been
 U.S. Value Investment     Adviser and Head of       associated since prior
 Policy Group              Sanford C. Bernstein &    to 2003. She is Head of
                           Co., Inc. ("SCB") Value   SCB's Value Equities
                           Equities Business and     Business and Co-Chief
                           Co-Chief Investment       Investment Officer of
                           Officer of U.S. Value     U.S. Value Equities.
                           Equities

                           John Mahedy; since        Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the          he has been associated
                           Adviser, Co-Chief         prior to 2003, Co-Chief
                           Investment Officer of     Investment Officer of
                           U.S. Value Equities, and  U.S. Value Equities
                           Director of               since 2003 and Director
                           Research--U.S. Value      of Research-U.S. Value
                           Equities                  Equities since prior to
                                                     2003.

                           Christopher W. Marx;      Senior Vice President of
                           since 2005--Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

                           John D. Phillips; since   Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

 AllianceBernstein         Joseph G. Paul; since     Senior Vice President of
 Small/Mid Cap Value Fund  2002--Senior Vice         the Adviser, with which
                           President of the          he has been associated
 Small/Mid Cap Value       Adviser, Chief            since prior to 2003,
 Investment Policy Group   Investment Officer of     Chief Investment Officer
                           Small- and Mid-           of Small- and
                           Capitalization Value      Mid-Capitalization Value
                           Equities, Co-Chief        Equities since July 2002
                           Investment Officer of     and Co-Chief Investment
                           Global Real Estate        Officer of Global Real
                           Investments, and Chief    Estate Investments since
                           Investment Officer of     July 2004. He has also
                           Advanced Value            served as Chief
                                                     Investment Officer of
                                                     Advanced Value and held
                                                     the same position at SCB
                                                     since prior to 2003.

                           James W. MacGregor;       Senior Vice President of
                           since 2005--Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           since prior to 2003. He
                           Research--Small and Mid   is also currently
                           Cap Value Equities        Director of
                                                     Research--Small and Mid
                                                     Cap Value Equities.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Senior Research       since prior to 2003. He
                           Analyst                   is also a Senior
                                                     Research Analyst.

                                                       Principal Occupation
 Fund and Responsible                                During the Past Five (5)
 Group                      Employee; Year; Title             Years
 -----------------------------------------------------------------------------
 AllianceBernstein         Sharon E. Fay; since      Executive Vice President
 International Value Fund  2005--Executive Vice      and Chief Investment
                           President of the Adviser  Officer of Global Value
 International Value       and Chief Investment      Equities since June 2003
 Investment Policy Group   Officer of Global Value   and of UK and European
                           Equities                  Value Equities at the
                                                     Adviser since prior to
                                                     2003. She has chaired
                                                     the Global Value
                                                     Investment Policy Group
                                                     since prior to 2003.

                           Kevin F. Simms; since     Senior Vice President of
                           inception--Senior Vice    the Adviser, with which
                           President of the          he has been associated
                           Adviser, Co-Chief         since prior to 2003 and
                           Investment Officer of     Co-Chief Investment
                           International Value       Officer of International
                           Equities and Director of  Value Equities at the
                           Research for              Adviser since 2003. He
                           International Value and   is also Director of
                           Global Value Equities     Research for
                                                     International Value and
                                                     Global Value Equities at
                                                     the Adviser since prior
                                                     to 2003.

                           Henry S. D'Auria; since   Senior Vice President of
                           2003--Senior Vice         the Adviser, with which
                           President of the          he has been associated
                           Adviser, Chief            since prior to 2003,
                           Investment Officer of     Chief Investment Officer
                           Emerging Markets Value    of Emerging Markets
                           Equities and Co-Chief     Value Equities since
                           Investment Officer of     2002 and Co-Chief
                           International Value       Investment Officer of
                           Equities                  International Value
                                                     Equities of the Adviser
                                                     since prior to June 2003.

                           Eric J. Franco; since     Senior Vice President of
                           2006--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

 AllianceBernstein Global  Sharon E. Fay; since      (see above)
 Value Fund                2003--(see above)

 Global Value Investment   Kevin F. Simms; since     (see above)
 Policy Group              inception--(see above)

                           Henry S. D'Auria; since   (see above)
                           2005--(see above)

                           Eric J. Franco; since     (see above)
                           2006--(see above)

 AllianceBernstein Global  Joseph G. Paul; since     (see above)
 Real Estate Investment    2004--(see above)
 Fund

 REIT Investment Policy    Teresa Marziano; since    Senior Vice President of
 Group                     2004--Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                           and Co-Chief Investment   since prior to 2003 and
                           Officer of Global Real    Co-Chief Investment
                           Estate Investments        Officer of Global Real
                                                     Estate Investments since
                                                     July 2004. Prior
                                                     thereto, she was a
                                                     Senior Analyst of
                                                     investment research at
                                                     SCB since prior to 2003.


Additional information about the Portfolio Managers may be found in each Fund's SAI.

LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of those funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2007 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2007. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2007 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.


The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.


The performance data below are provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS
                            Net of fees performance

                            As of December 31, 2007



                                 Assets                         Since
                              (in millions) 1 Year 3 Years** Inception**+
       Global Real Estate*...   $2,863.5    -4.72%   15.04%     22.42%
       FTSE EPRA/NAREIT Index               -6.96%   15.17%     22.36%
       ------------------------------------------------------------------


*  Inception date is 9/30/2003.
** Periods greater than one year are annualized.

+ The since inception benchmark returns begin on the closest month-end to the Fund's inception date.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Funds, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in a Fund.

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Code is the Internal Revenue Code of 1986, as amended.

Convertible securities are fixed-income securities that are convertible into common stock.


Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.


Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock, but not debt securities of the same issuer, in the payment of dividends and the liquidation of assets.



Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the two most recently completed fiscal years has been audited by KPMG LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, or by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund for all of the fiscal years presented. This information for the years or periods prior to the two most recent fiscal years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                         Income from Investment Operations            Less Dividends and Distributions
                               ----------------------------------------------------  ----------------------------------
                                                Net Gains or
                                                 Losses on
                     Net Asset      Net         Investments                          Dividends
                      Value,     Investment        (both     Contribution Total from  from Net             Distributions
Fiscal Year or       Beginning     Income       realized and     from     Investment Investment Tax Return from Capital
Period               of Period   (Loss) (a)     unrealized)    Adviser    Operations   Income   of Capital     Gains
------------------------------------------------------------------------------------------------------------------------

AllianceBernstein
 Value Fund
Class A
Year ended 11/30/07   $14.65     $ .24             $(.23)       $0.00       $ .01      $ (.19)    $0.00       $ (.47)
Year ended 11/30/06    13.25       .21              2.09         0.00        2.30        (.20)     0.00         (.70)
Year ended 11/30/05    12.63       .17               .82         0.00         .99        (.14)     0.00         (.23)
Year ended 11/30/04    10.96       .14(d)(e)        1.63         0.00        1.77        (.10)     0.00         0.00
Year ended 11/30/03     9.44       .11              1.48         0.00        1.59        (.07)     0.00         0.00
Class B
Year ended 11/30/07   $14.60     $ .23(g)          $(.23)       $0.00       $0.00      $ (.14)    $0.00       $ (.47)
Year ended 11/30/06    13.12       .18(g)           2.10         0.00        2.28        (.10)     0.00         (.70)
Year ended 11/30/05    12.50       .08(g)            .82         0.00         .90        (.05)     0.00         (.23)
Year ended 11/30/04    10.86       .05(d)(e)        1.62         0.00        1.67        (.03)     0.00         0.00
Year ended 11/30/03     9.37       .04              1.46         0.00        1.50        (.01)     0.00         0.00
Class C
Year ended 11/30/07   $14.51     $ .13             $(.22)       $0.00       $(.09)     $ (.14))   $0.00       $ (.47)
Year ended 11/30/06    13.12       .09              2.09         0.00        2.18        (.09)     0.00         (.70)
Year ended 11/30/05    12.51       .08               .81         0.00         .89        (.05)     0.00         (.23)
Year ended 11/30/04    10.86       .05(d)(e)        1.63         0.00        1.68        (.03)     0.00         0.00
Year ended 11/30/03     9.37       .04              1.46         0.00        1.50        (.01)     0.00         0.00
Advisor Class
Year ended 11/30/07   $14.75     $ .29             $(.23)       $0.00       $ .06      $ (.23)    $0.00       $ (.47)
Year ended 11/30/06    13.34       .24              2.10         0.00        2.34        (.23)     0.00         (.70)
Year ended 11/30/05    12.70       .20               .84         0.00        1.04        (.17)     0.00         (.23)
Year ended 11/30/04    11.01       .17(d)(e)        1.65         0.00        1.82        (.13)     0.00         0.00
Year ended 11/30/03     9.48       .14              1.48         0.00        1.62        (.09)     0.00         0.00

AllianceBernstein
 Small/Mid Cap
 Value Fund
Class A
Year ended 11/30/07   $17.89     $ .09(d)          $ .60        $0.00       $ .69      $ (.12)    $0.00       $(1.69)
Year ended 11/30/06    17.63       .08(d)           2.17         0.00        2.25        0.00      0.00        (1.99)
Year ended 11/30/05    17.23       .02(d)           1.58         0.00        1.60        0.00      0.00        (1.20)
Year ended 11/30/04    14.62       .01(d)(e)        3.00         0.00        3.01        0.00      0.00         (.40)
Year ended 11/30/03    11.19       .02(d)           3.48         0.00        3.50        (.07)     0.00         0.00
Class B
Year ended 11/30/07   $17.30     $ .06(d)(g)       $ .57        $0.00       $ .63      $ 0.00     $0.00       $(1.69)
Year ended 11/30/06    17.23      (.04)(d)(g)       2.10         0.00        2.06        0.00      0.00        (1.99)
Year ended 11/30/05    16.97      (.09)(d)          1.55         0.00        1.46        0.00      0.00        (1.20)
Year ended 11/30/04    14.51      (.10)(d)(e)       2.96         0.00        2.86        0.00      0.00         (.40)
Year ended 11/30/03    11.12      (.06)(d)          3.45         0.00        3.39        0.00      0.00         0.00
Class C
Year ended 11/30/07   $17.30     $(.02)(d)         $ .58        $0.00       $ .56      $ 0.00     $0.00       $(1.69)
Year ended 11/30/06    17.22      (.04)(d)          2.11         0.00        2.07        0.00      0.00        (1.99)
Year ended 11/30/05    16.97      (.09)(d)          1.54         0.00        1.45        0.00      0.00        (1.20)
Year ended 11/30/04    14.50      (.10)(d)(e)       2.97         0.00        2.87        0.00      0.00         (.40)
Year ended 11/30/03    11.11      (.06)(d)          3.45         0.00        3.39        0.00      0.00         0.00
Advisor Class
Year ended 11/30/07   $18.13     $ .15(d)          $ .60        $0.00       $ .75      $(0.16)    $0.00       $(1.69)
Year ended 11/30/06    17.79       .13(d)           2.20         0.00        2.33        0.00      0.00        (1.99)
Year ended 11/30/05    17.33       .07(d)           1.59         0.00        1.66        0.00      0.00        (1.20)
Year ended 11/30/04    14.66       .05(d)(e)        3.02         0.00        3.07        0.00      0.00         (.40)
Year ended 11/30/03    11.23       .06(d)           3.47         0.00        3.53        (.10)     0.00         0.00

AllianceBernstein
 Growth and Income
 Fund
Class A
Year ended 10/31/07   $ 4.31     $ .05             $ .47        $ .04       $ .56      $ (.05)    $0.00       $ 0.00
Year ended 10/31/06     3.73       .04               .57         0.00         .61        (.03)     0.00         0.00
Year ended 10/31/05     3.48       .04               .23         0.00         .27        (.02)     0.00         0.00
Year ended 10/31/04     3.15       .03(d)(e)         .34         0.00         .37        (.03)     0.00         (.01)
Year ended 10/31/03     2.60       .03               .56         0.00         .59        (.02)     (.02)        0.00
Class B
Year ended 10/31/07   $ 4.21     $ .02             $ .45        $ .04       $ .51      $ (.01)    $0.00       $ 0.00
Year ended 10/31/06     3.65       .01               .56         0.00         .57        (.01)     0.00         0.00
Year ended 10/31/05     3.42       .02               .22         0.00         .24        (.01)     0.00         0.00
Year ended 10/31/04     3.11       .00(d)(e)(j)      .33         0.00         .33        (.01)     0.00         (.01)
Year ended 10/31/03     2.56       .01               .56         0.00         .57        (.01)     (.01)        0.00
Class C
Year ended 10/31/07   $ 4.22     $ .02             $ .45        $ .04       $ .51      $ (.01)    $0.00       $ 0.00
Year ended 10/31/06     3.66       .01               .56         0.00         .57        (.01)     0.00         0.00
Year ended 10/31/05     3.43       .02               .22         0.00         .24        (.01)     0.00         0.00
Year ended 10/31/04     3.11       .00(d)(e)(j)      .34         0.00         .34        (.01)     0.00         (.01)
Year ended 10/31/03     2.57       .01               .55         0.00         .56        (.01)     (.01)        0.00



Please refer to the footnotes on page 66.

Less Distributions                                                      Ratios/Supplemental Data
------------------                                   -------------------------------------------------------------


                                                                     Ratio of      Ratio of Net
                                                       Net Assets    Expenses      Income (Loss)
 Total Dividends   Net Asset Value,                  End of Period  to Average      to Average          Portfolio
and Distributions   End of Period   Total Return (b) (000s omitted) Net Assets      Net Assets        Turnover Rate
-------------------------------------------------------------------------------------------------------------------

      $ (.66)           $14.00            (.01)%       $  367,098      1.02%           1.62%               28%
        (.90)            14.65           18.47            314,824      1.04(c)         1.44(c)             19
        (.37)            13.25            8.04            230,269      1.16            1.31                25
        (.10)            12.63           16.26            187,004      1.18(f)         1.17(d)(e)          27
        (.07)            10.96           16.93            136,924      1.45            1.12                27
      $ (.61)           $13.99            (.06)%       $  108,851      1.05(h)%        1.56(g)%            28%
        (.80)            14.60           18.40            153,836      1.06(c)(h)      1.39(c)(g)          19
        (.28)            13.12            7.34            160,666      1.82(h)          .63(g)             25
        (.03)            12.50           15.41            182,244      1.90(f)          .43(d)(e)          27
        (.01)            10.86           16.03            174,262      2.18             .39                27
      $ (.61)           $13.81            (.70)%       $   97,436      1.73%            .90%               28%
        (.79)            14.51           17.61            112,965      1.74(c)          .72(c)             19
        (.28)            13.12            7.26            101,654      1.86             .59                25
        (.03)            12.51           15.50             98,512      1.88(f)          .45(d)(e)          27
        (.01)            10.86           16.03             81,928      2.16             .42                27
      $ (.70)           $14.11             .31%        $  443,002       .72%           1.92%               28%
        (.93)            14.75           18.76            390,462       .74(c)         1.76(c)             19
        (.40)            13.34            8.41            262,311       .83            1.54                25
        (.13)            12.70           16.68            556,117       .88(f)         1.47(d)(e)          27
        (.09)            11.01           17.28            370,847      1.15            1.42                27

      $(1.81)           $16.77            4.10%        $  571,165      1.15(c)(f)%      .54(c)(d)%         30%
       (1.99)            17.89           14.11            533,763      1.15(c)(f)       .47(c)(d)          54
       (1.20)            17.63            9.82            418,217      1.15(f)          .14(d)             42
        (.40)            17.23           21.07            308,303      1.17(f)          .06(d)(e)          31
        (.07)            14.62           31.50            182,631      1.40(f)          .16(d)             23
      $(1.69)           $16.24            3.86%        $  174,860      1.40(c)(f)%      .33(c)(d)(g)%      30%
       (1.99)            17.30           13.24            226,764      1.85(c)(f)      (.27)(c)(d)(g)      54
       (1.20)            17.23            9.10            255,873      1.85(f)         (.56)(d)            42
        (.40)            16.97           20.17            257,615      1.87(f)         (.63)(d)(e)         31
        0.00             14.51           30.49            219,128      2.10(f)         (.52)(d)            23
      $(1.69)           $16.17            3.42%        $  204,487      1.85(c)(f)%     (.14)(c)(d)%        30%
       (1.99)            17.30           13.31            208,714      1.85(c)(f)      (.25)(c)(d)         54
       (1.20)            17.22            9.04            192,237      1.85(f)         (.55)(d)            42
        (.40)            16.97           20.26            161,634      1.87(f)         (.64)(d)(e)         31
        0.00             14.50           30.51            109,922      2.10(f)         (.53)(d)            23
      $(1.85)           $17.03            4.44%        $  175,011       .85(c)(f)%      .84(c)(d)%         30%
       (1.99)            18.13           14.47            173,391       .85(c)(f)       .75(c)(d)          54
       (1.20)            17.79           10.13            132,379       .85(f)          .40(d)             42
        (.40)            17.33           21.43            419,381       .87(f)          .36(d)(e)          31
        (.10)            14.66           31.75            275,757      1.10(f)          .46(d)             23

      $ (.05)           $ 4.82           13.10(i)%     $2,470,801       .95(c)%        1.11(c)%            59%
        (.03)             4.31           16.47          2,411,515      1.00(c)          .99(c)             56
        (.02)             3.73            7.77          2,553,632      1.06            1.19                63
        (.04)             3.48           11.77          2,893,373      1.02(f)          .85(d)(e)          48
        (.04)             3.15           22.89          3,003,001      1.22             .94                43
      $ (.01)           $ 4.71           12.18(i)%     $  966,408      1.71(c)%         .37(c)%            59%
        (.01)             4.21           15.73          1,356,534      1.76(c)          .24(c)             56
        (.01)             3.65            6.96          1,728,375      1.80             .47                63
        (.02)             3.42           10.49          2,218,606      1.77(f)          .10(d)(e)          48
        (.02)             3.11           22.19          2,555,235      1.97             .19                43
      $ (.01)           $ 4.72           12.16(i)%     $  532,597      1.69(c)%         .38(c)%            59%
        (.01)             4.22           15.69            575,678      1.74(c)          .26(c)             56
        (.01)             3.66            6.94            675,089      1.79             .48                63
        (.02)             3.43           10.82            835,755      1.75(f)          .12(d)(e)          48
        (.02)             3.11           21.71            975,038      1.95             .21                43

                                         Income from Investment Operations             Less Dividends and Distributions
                               ---------------------------------------------------    ----------------------------------
                                                 Net Gains or
                                                  Losses on
                     Net Asset      Net          Investments                          Dividends
                      Value,     Investment         (both     Contribution Total from  from Net             Distributions
Fiscal Year or       Beginning     Income        realized and     from     Investment Investment Tax Return from Capital
Period               of Period   (Loss) (a)      unrealized)    Adviser    Operations   Income   of Capital     Gains
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein
 Growth and Income
 Fund (continued)
Advisor Class
Year ended 10/31/07   $ 4.33     $  .06             $ .48        $ .04       $ .58      $(.06)     $0.00       $ 0.00
Year ended 10/31/06     3.75        .05               .57         0.00         .62       (.04)      0.00         0.00
Year ended 10/31/05     3.49        .06               .22         0.00         .28       (.02)      0.00         0.00
Year ended 10/31/04     3.16        .04(d)(e)         .34         0.00         .38       (.04)      0.00         (.01)
Year ended 10/31/03     2.61        .04               .56         0.00         .60       (.03)      (.02)        0.00

AllianceBernstein
 Focused Growth &
 Income Fund
Class A
Year ended 11/30/07   $16.13     $  .11             $1.91        $0.00       $2.02      $(.08)     $0.00       $(1.56)
Year ended 11/30/06    15.42        .09              1.54         0.00        1.63       0.00       0.00         (.92)
Year ended 11/30/05    14.69        .05               .93         0.00         .98       (.10)      0.00         (.15)
Year ended 11/30/04    13.27        .10(d)(e)        1.32         0.00        1.42       0.00       0.00         0.00
Year ended 11/30/03    10.85       (.01)             2.43         0.00        2.42       0.00       0.00         0.00
Class B
Year ended 11/30/07   $15.43     $  .07(g)          $1.83        $0.00       $1.90      $0.00      $0.00       $(1.56)
Year ended 11/30/06    14.89       (.02)             1.48         0.00        1.46       0.00       0.00         (.92)
Year ended 11/30/05    14.20       (.05)              .89         0.00         .84       0.00       0.00         (.15)
Year ended 11/30/04    12.92       0.00(d)(e)(j)     1.28         0.00        1.28       0.00       0.00         0.00
Year ended 11/30/03    10.64       (.10)             2.38         0.00        2.28       0.00       0.00         0.00
Class C
Year ended 11/30/07   $15.42     $(0.01)            $1.83        $0.00       $1.82      $0.00      $0.00       $(1.56)
Year ended 11/30/06    14.88       (.02)             1.48         0.00        1.46       0.00       0.00         (.92)
Year ended 11/30/05    14.19       (.05)              .89         0.00         .84       0.00       0.00         (.15)
Year ended 11/30/04    12.91       0.00(d)(e)(j)     1.28         0.00        1.28       0.00       0.00         0.00
Year ended 11/30/03    10.63       (.10)             2.38         0.00        2.28       0.00       0.00         0.00

AllianceBernstein
 Balanced Shares
Class A
Year ended 11/30/07   $18.29     $  .38             $ .46        $ .03       $ .87      $(.39)     $0.00       $ (.49)
Year ended 11/30/06    17.60        .34              1.61         0.00        1.95(l)    (.32)      0.00         (.94)
Year ended 11/30/05    16.81        .28               .81         0.00        1.09       (.30)      0.00         0.00
Year ended 11/30/04    15.13        .31(d)(e)        1.61         0.00        1.92       (.24)      0.00         0.00
8/01/03 to
 11/30/03(m)           14.54        .09               .58         0.00         .67       (.08)      0.00         0.00
Year ended 7/31/03     13.26        .28              1.32         0.00        1.60       (.29)      (.03)        0.00
Class B
Year ended 11/30/07   $17.32     $  .23             $ .43        $ .03       $ .69      $(.25)     $0.00       $ (.49)
Year ended 11/30/06    16.74        .20              1.52         0.00        1.72(l)    (.20)      0.00         (.94)
Year ended 11/30/05    16.00        .15               .78         0.00         .93       (.19)      0.00         0.00
Year ended 11/30/04    14.41        .19(d)(e)        1.53         0.00        1.72       (.13)      0.00         0.00
8/01/03 to
 11/30/03(m)           13.87        .05               .55         0.00         .60       (.06)      0.00         0.00
Year ended 7/31/03     12.68        .17              1.26         0.00        1.43       (.22)      (.02)        0.00
Class C
Year ended 11/30/07   $17.40     $  .24             $ .42        $ .03       $ .69      $(.25)     $0.00       $ (.49)
Year ended 11/30/06    16.80        .21              1.53         0.00        1.74(l)    (.20)      0.00         (.94)
Year ended 11/30/05    16.06        .15               .78         0.00         .93       (.19)      0.00         0.00
Year ended 11/30/04    14.47        .19(d)(e)        1.53         0.00        1.72       (.13)      0.00         0.00
8/01/03 to
 11/30/03(m)           13.92        .05               .56         0.00         .61       (.06)      0.00         0.00
Year ended 7/31/03     12.72        .17              1.27         0.00        1.44       (.22)      (.02)        0.00
Advisor Class
Year ended 11/30/07   $18.33     $  .44             $ .45        $ .03       $ .92      $(.44)     $0.00       $ (.49)
Year ended 11/30/06    17.64        .39              1.61         0.00        2.00(l)    (.37)      0.00         (.94)
Year ended 11/30/05    16.84        .33               .82         0.00        1.15       (.35)      0.00         0.00
Year ended 11/30/04    15.16        .35(d)(e)        1.61         0.00        1.96       (.28)      0.00         0.00
8/01/03 to
 11/30/03(m)           14.56        .10               .59         0.00         .69       (.09)      0.00         0.00
Year ended 7/31/03     13.28        .32              1.32         0.00        1.64       (.32)      (.04)        0.00

AllianceBernstein
 Utility Income Fund
Class A
Year ended 11/30/07   $21.39     $  .51             $4.28        $0.00       $4.79      $(.46)     $0.00       $(0.00)
Year ended 11/30/06    17.82        .47              3.55         0.00        4.02       (.45)      0.00         0.00
Year ended 11/30/05    15.54        .43              2.39         0.00        2.82       (.54)      0.00         0.00
Year ended 11/30/04    12.39        .35(d)(e)        3.11         0.00        3.46       (.31)      0.00         0.00
Year ended 11/30/03    11.01        .32(d)           1.30         0.00        1.62       (.24)      0.00         0.00
Class B
Year ended 11/30/07   $21.13     $  .32             $4.24        $0.00       $4.56      $(.30)     $0.00       $ 0.00
Year ended 11/30/06    17.60        .32              3.52         0.00        3.84       (.31)      0.00         0.00
Year ended 11/30/05    15.36        .30              2.36         0.00        2.66       (.42)      0.00         0.00
Year ended 11/30/04    12.24        .25(d)(e)        3.08         0.00        3.33       (.21)      0.00         0.00
Year ended 11/30/03    10.87        .24(d)           1.27         0.00        1.51       (.14)      0.00         0.00



Please refer to the footnotes on page 66.

Less Distributions                                                    Ratios/Supplemental Data
------------------                                   ----------------------------------------------------------


                                                                     Ratio of      Ratio of Net
                                                      Net Assets,    Expenses      Income (Loss)
 Total Dividends   Net Asset Value,                  End of Period  to Average      to Average       Portfolio
and Distributions   End of Period   Total Return (b) (000s Omitted) Net Assets      Net Assets     Turnover Rate
----------------------------------------------------------------------------------------------------------------

      $ (.06)           $ 4.85           13.54(j)%     $  178,669       .67(c)%        1.39(c)%          59%
        (.04)             4.33           16.59            196,601       .74(c)         1.28(c)           56
        (.02)             3.75            8.15            385,823       .75            1.53              63
        (.05)             3.49           12.00          1,067,879       .73(f)         1.13(d)(e)        48
        (.05)             3.16           23.15            994,254       .94            1.22              43

      $(1.64)           $16.51           13.59%        $  136,849      1.21(k)%         .68%            154%
        (.92)            16.13           11.20            134,079      1.21(c)          .59(c)          133
        (.25)            15.42            6.67            175,285      1.27             .36             152
        0.00             14.69           10.70            224,377      1.19(f)          .73(d)(e)       132
        0.00             13.27           22.30            163,169      1.51            (.12)            159
      $(1.56)           $15.77           13.37%        $   92,156      1.40(k)%         .49(g)%         154%
        (.92)            15.43           10.41            118,437      1.94(c)         (.14)(c)         133
        (.15)            14.89            5.90            164,194      2.00            (.37)            152
        0.00             14.20            9.91            202,459      1.92(f)         (.03)(d)(e)      132
        0.00             12.92           21.43            183,098      2.25            (.87)            159
      $(1.56)           $15.68           12.80%        $   49,598      1.93(k)%        (.03)%           154%
        (.92)            15.42           10.42             49,794      1.92(c)         (.12)(c)         133
        (.15)            14.88            5.90             67,622      1.99            (.36)            152
        0.00             14.19            9.91             82,312      1.90(f)         (.01)(d)(e)      132
        0.00             12.91           21.45             71,348      2.22            (.84)            159

      $ (.88)           $18.28            4.82(j)%     $  956,157       .92%           2.10%             66%
       (1.26)            18.29           11.81            972,991       .88(c)         2.00(c)           52
        (.30)            17.60            6.55            935,414      1.04            1.64              57
        (.24)            16.81           12.78            788,685       .97(f)         1.93(d)(e)        58
        (.08)            15.13            4.62            587,685      1.07(n)         1.84(n)           29
        (.32)            14.54           12.29            525,637      1.12            2.04              62
      $ (.74)           $17.27            4.06(j)%     $  360,548      1.67%           1.34%             66%
       (1.14)            17.32           10.94            478,595      1.62(c)         1.24(c)           52
        (.19)            16.74            5.82            571,214      1.76             .90              57
        (.13)            16.00           11.97            590,890      1.70(f)         1.22(d)(e)        58
        (.06)            14.41            4.33            534,752      1.81(n)         1.14(n)           29
        (.24)            13.87           11.44            488,365      1.86            1.30              62
      $ (.74)           $17.35            4.04(j)%     $  168,496      1.66%           1.36%             66%
       (1.14)            17.40           11.02            176,454      1.61(c)         1.27(c)           52
        (.19)            16.80            5.80            181,746      1.76             .91              57
        (.13)            16.06           11.92            174,040      1.69(f)         1.23(d)(e)        58
        (.06)            14.47            4.39            162,243      1.80(n)         1.15(n)           29
        (.24)            13.92           11.49            150,188      1.85            1.32              62
      $ (.93)           $18.32            5.11(j)%     $   91,198       .63%           2.38%             66%
       (1.31)            18.33           12.10            107,657       .60(c)         2.28(c)           52
        (.35)            17.64            6.89            115,873       .74            1.92              57
        (.28)            16.84           13.07            112,040       .67(f)         2.19(d)(e)        58
        (.09)            15.16            4.75            107,440       .78(n)         2.11(n)           29
        (.36)            14.56           12.57            105,567       .83            2.36              62

      $ (.46)           $25.72           22.65%        $  144,950      1.20(c)(k)%     2.18(c)%          34%
        (.45)            21.39           22.98            110,183      1.32(c)         2.45(c)           49
        (.54)            17.82           18.42             77,696      1.44            2.54              47
        (.31)            15.54           28.37             62,166      1.39(f)         2.59(d)(e)        45
        (.24)            12.39           14.89             52,188      1.50(f)         2.79(d)           74
      $ (.30)           $25.39           21.71%        $   91,375      1.94(k)%        1.38(c)%          34%
        (.31)            21.13           22.12            102,113      2.05(c)         1.72(c)           49
        (.42)            17.60           17.55            111,371      2.15            1.80              47
        (.21)            15.36           27.50            112,838      2.13(f)         1.84(d)(e)        45
        (.14)            12.24           13.99            109,717      2.20(f)         2.08(d)           74

                                       Income from Investment Operations           Less Dividends and Distributions
                               -------------------------------------------------  ----------------------------------
                                             Net Gains or
                                              Losses on
                     Net Asset    Net        Investments                          Dividends
                      Value,   Investment       (both                  Total from  from Net             Distributions
Fiscal Year or       Beginning   Income      realized and Contribution Investment Investment Tax Return from Capital
Period               of Period (Loss) (a)    unrealized)  from Adviser Operations   Income   of Capital     Gains
---------------------------------------------------------------------------------------------------------------------

AllianceBernstein Utility
 Income Fund (continued)
Class C
Year ended 11/30/07   $21.19      $.33          $ 4.24       $0.00       $ 4.57     $(.30)     $0.00       $ 0.00
Year ended 11/30/06    17.64       .32            3.54        0.00         3.86      (.31)      0.00         0.00
Year ended 11/30/05    15.40       .30            2.36        0.00         2.66      (.42)      0.00         0.00
Year ended 11/30/04    12.27       .25(d)(e)      3.09        0.00         3.34      (.21)      0.00         0.00
Year ended 11/30/03    10.89       .24(d)         1.28        0.00         1.52      (.14)      0.00         0.00
Advisor Class
Year ended 11/30/07   $21.51      $.60          $ 4.28       $0.00       $ 4.88     $(.53)     $0.00       $ 0.00
Year ended 11/30/06    17.91       .53            3.57        0.00         4.10      (.50)      0.00         0.00
Year ended 11/30/05    15.61       .46            2.42        0.00         2.88      (.58)      0.00         0.00
Year ended 11/30/04    12.44       .39(d)(e)      3.13        0.00         3.52      (.35)      0.00         0.00
Year ended 11/30/03    11.07       .37(d)         1.28        0.00         1.65      (.28)      0.00         0.00

AllianceBernstein Global Real
 Estate Investment Fund
Class A
Year ended 11/30/07   $30.00      $.35          $(1.86)      $0.00       $(1.51)    $(.28)     $0.00       $(2.68)
Year ended 11/30/06    22.04       .15            8.06        0.00         8.21      (.25)      0.00         0.00
Year ended 11/30/05    19.15       .32            2.87        0.00         3.19      (.30)      0.00         0.00
Year ended 11/30/04    14.90       .27(d)         4.50        0.00         4.77      (.52)      0.00         0.00
Year ended 11/30/03    11.52       .37            3.53        0.00         3.90      (.52)      0.00         0.00
Class B
Year ended 11/30/07   $29.77      $.18          $(1.92)      $0.00       $(1.74)    $(.07)     $0.00       $(2.68)
Year ended 11/30/06    21.84       .12            7.88        0.00         8.00      (.07)      0.00         0.00
Year ended 11/30/05    19.01       .18            2.82        0.00         3.00      (.17)      0.00         0.00
Year ended 11/30/04    14.84       .20(d)         4.42        0.00         4.62      (.45)      0.00         0.00
Year ended 11/30/03    11.48       .30            3.51        0.00         3.81      (.45)      0.00         0.00
Class C
Year ended 11/30/07   $29.81      $.13          $(1.83)      $0.00       $(1.70)    $(.07)     $0.00       $(2.68)
Year ended 11/30/06    21.89       .04            7.95        0.00         7.99      (.07)      0.00         0.00
Year ended 11/30/05    19.03       .18            2.85        0.00         3.03      (.17)      0.00         0.00
Year ended 11/30/04    14.86       .18(d)         4.44        0.00         4.62      (.45)      0.00         0.00
Year ended 11/30/03    11.49       .29            3.53        0.00         3.82      (.45)      0.00         0.00
Advisor Class
Year ended 11/30/07   $29.84      $.37          $(1.71)      $0.00       $(1.34)    $(.37)     $0.00       $(2.68)
Year ended 11/30/06    21.91       .25            8.00        0.00         8.25      (.32)      0.00         0.00
Year ended 11/30/05    19.04       .29            2.94        0.00         3.23      (.36)      0.00         0.00
Year ended 11/30/04    14.83       .32(d)         4.47        0.00         4.79      (.58)      0.00         0.00
Year ended 11/30/03    11.48       .40            3.53        0.00         3.93      (.58)      0.00         0.00

AllianceBernstein
 International
 Value Fund
Class A
Year ended 11/30/07   $23.05      $.50          $ 2.18       $0.00       $ 2.68     $(.40)     $0.00       $(1.15)
Year ended 11/30/06    18.10       .39(d)         5.80        0.00         6.19      (.23)      0.00        (1.01)
Year ended 11/30/05    16.22       .26(d)         2.15        0.00         2.41      (.17)      0.00         (.36)
Year ended 11/30/04    12.82       .16(d)(e)      3.37        0.00         3.53      (.13)      0.00         0.00
Year ended 11/30/03     9.83       .13(d)         2.96        0.00         3.09      (.10)      0.00         0.00
Class B
Year ended 11/30/07   $22.63      $.30          $ 2.16       $0.00       $ 2.46     $(.29)     $0.00       $(1.15)
Year ended 11/30/06    17.81       .25(d)         5.70        0.00         5.95      (.12)      0.00        (1.01)
Year ended 11/30/05    15.99       .16(d)         2.11        0.00         2.27      (.09)      0.00         (.36)
Year ended 11/30/04    12.67       .07(d)(e)      3.32        0.00         3.39      (.07)      0.00         0.00
Year ended 11/30/03     9.75       .07(d)         2.92        0.00         2.99      (.07)      0.00         0.00
Class C
Year ended 11/30/07   $22.63      $.33          $ 2.14       $0.00       $ 2.47     $(.29)     $0.00       $(1.15)
Year ended 11/30/06    17.81       .25(d)         5.70        0.00         5.95      (.12)      0.00        (1.01)
Year ended 11/30/05    15.99       .16(d)         2.11        0.00         2.27      (.09)      0.00         (.36)
Year ended 11/30/04    12.67       .06(d)(e)      3.33        0.00         3.39      (.07)      0.00         0.00
Year ended 11/30/03     9.75       .06(d)         2.93        0.00         2.99      (.07)      0.00         0.00
Advisor Class
Year ended 11/30/07   $23.41      $.58          $ 2.20       $0.00       $ 2.78     $(.44)     $0.00       $(1.15)
Year ended 11/30/06    18.34       .46(d)         5.89        0.00         6.35      (.27)      0.00        (1.01)
Year ended 11/30/05    16.41       .37(d)         2.12        0.00         2.49      (.20)      0.00         (.36)
Year ended 11/30/04    12.96       .21(d)(e)      3.40        0.00         3.61      (.16)      0.00         0.00
Year ended 11/30/03     9.92       .18(d)         2.97        0.00         3.15      (.11)      0.00         0.00



Please refer to the footnotes on page 66.

Less Distributions                                                  Ratios/Supplemental Data
------------------                                   ------------------------------------------------------


                                                                     Ratio of   Ratio of Net
                                                      Net Assets,    Expenses   Income (Loss)
 Total Dividends   Net Asset Value,                  End of Period  to Average   to Average      Portfolio
and Distributions   End of Period   Total Return (b) (000s Omitted) Net Assets   Net Assets    Turnover Rate
------------------------------------------------------------------------------------------------------------

      $ (.30)           $25.46           21.70%        $   53,361      1.92(k)%     1.43(c)%         34%
        (.31)            21.19           22.19             47,496      2.04(c)      1.72(c)          49
        (.42)            17.64           17.50             45,175      2.15         1.82             47
        (.21)            15.40           27.52             37,137      2.10(f)      1.88(d)(e)       45
        (.14)            12.27           14.06             32,680      2.20(f)      2.09(d)          74
      $ (.53)           $25.86           22.96%        $    6,897       .90(k)%     2.51%            34%
        (.50)            21.51           23.39              3,768      1.03(c)      2.75(c)          49
        (.58)            17.91           18.76              3,044      1.13         2.76             47
        (.35)            15.61           28.79              2,191      1.10(f)      2.88(d)(e)       45
        (.28)            12.44           15.12              2,312      1.20(f)      3.21(d)          74

      $(2.96)           $25.53           (5.27)%       $  164,223      1.24%        1.29%           102%
        (.25)            30.00           37.50            222,701      1.20(c)       .59(c)          49
        (.30)            22.04           16.83            128,890      1.35         1.58             46
        (.52)            19.15           32.70             88,162      1.31(f)      1.67(d)(e)       39
        (.52)            14.90           34.89             57,701      1.74         2.84             30
      $(2.75)           $25.28           (6.13)%       $   37,750      1.98%         .65%           102%
        (.07)            29.77           36.70             65,863      1.94(c)       .47(c)          49
        (.17)            21.84           15.89             79,207      2.05(f)       .91             46
        (.45)            19.01           31.69            107,943      2.03(f)      1.22(d)(e)       39
        (.45)            14.84           34.05            106,147      2.47         2.40             30
      $(2.75)           $25.36           (5.98)%       $   54,390      1.96%         .48%           102%
        (.07)            29.81           36.57             68,638      1.91(c)       .16(c)          49
        (.17)            21.89           16.04             51,900      2.04          .91             46
        (.45)            19.03           31.65             56,543      2.02(f)      1.11(d)(e)       39
        (.45)            14.86           34.10             47,698      2.46         2.31             30
      $(3.05)           $25.45           (4.72)%       $    6,472       .96%        1.37%           102%
        (.32)            29.84           37.98              6,528       .90(c)      1.00(c)          49
        (.36)            21.91           17.17              3,097       .95         1.54             46
        (.58)            19.04           33.07            159,321      1.00(f)      1.97(d)(e)       39
        (.58)            14.83           35.40            102,135      1.44         3.17             30

      $(1.55)           $24.18           12.23%        $6,056,019      1.11%        2.11%            21%
       (1.24)            23.05           36.20          3,285,006      1.19(c)      1.92(c)(d)       23
        (.53)            18.10           15.31          1,262,495      1.20(f)      1.57(d)          26
        (.13)            16.22           27.77            455,933      1.20(f)      1.12(d)(e)       22
        (.10)            12.82           31.80            180,443      1.20(f)      1.22(d)          20
      $(1.44)           $23.65           11.38%        $  331,999      1.84%        1.30%            21%
       (1.13)            22.63           35.22            302,072      1.90(c)      1.22(c)(d)       23
        (.45)            17.81           14.52            192,192      1.90(f)       .98(d)          26
        (.07)            15.99           26.83            136,980      1.90(f)       .47(d)(e)       22
        (.07)            12.67           30.85             84,809      1.90(f)       .61(d)          20
      $(1.44)           $23.66           11.43%        $1,373,558      1.82%        1.40%            21%
       (1.13)            22.63           35.22            775,322      1.89(c)      1.22(c)(d)       23
        (.45)            17.81           14.52            315,390      1.90(f)       .95(d)          26
        (.07)            15.99           26.83            143,067      1.90(f)       .46(d)(e)       22
        (.07)            12.67           30.85             59,753      1.90(f)       .55(d)          20
      $(1.59)           $24.60           12.52%        $3,704,600       .82%        2.41%            21%
       (1.28)            23.41           36.65          1,851,774       .89(c)      2.21(c)(d)       23
        (.56)            18.34           15.66            712,775       .90(f)      2.21(d)          26
        (.16)            16.41           28.10          1,082,517       .90(f)      1.48(d)(e)       22
        (.11)            12.96           32.19            633,688       .90(f)      1.61(d)          20

                                       Income from Investment Operations           Less Dividends and Distributions
                               -------------------------------------------------- ----------------------------------
                                             Net Gains or
                                              Losses on
                     Net Asset    Net        Investments                          Dividends
                      Value,   Investment       (both     Contribution Total from  from Net             Distributions
Fiscal Year or       Beginning   Income      realized and     from     Investment Investment Tax Return from Capital
Period               of Period (Loss) (a)    unrealized)    Adviser    Operations   Income   of Capital     Gains
---------------------------------------------------------------------------------------------------------------------

AllianceBernstein
 Global Value Fund
Class A
Year ended 11/30/07   $16.72     $ .23          $ .89        $0.00       $1.12      $(.27)     $0.00       $(1.38)
Year ended 11/30/06    13.87       .21           3.30         0.00        3.51       (.14)      0.00         (.52)
Year ended 11/30/05    12.61       .15(d)        1.68         0.00        1.83       (.16)      0.00         (.41)
Year ended 11/30/04    10.52       .11(d)(e)     2.09         0.00        2.20       (.11)      0.00         0.00
Year ended 11/30/03     8.57       .10(d)        1.91         0.00        2.01       (.06)      0.00         0.00

Class B
Year ended 11/30/07   $16.42     $0.08          $ .90        $0.00       $ .98      $(.18)     $0.00       $(1.38)
Year ended 11/30/06    13.66       .10           3.25         0.00        3.35       (.07)      0.00         (.52)
Year ended 11/30/05    12.45       .05(d)        1.66         0.00        1.71       (.09)      0.00         (.41)
Year ended 11/30/04    10.39       .03(d)(e)     2.07         0.00        2.10       (.04)      0.00         0.00
Year ended 11/30/03     8.47       .03(d)        1.90         0.00        1.93       (.01)      0.00         0.00

Class C
Year ended 11/30/07   $16.45     $ .09          $ .89        $0.00       $ .98      $(.18)     $0.00       $(1.38)
Year ended 11/30/06    13.67       .11           3.26         0.00        3.37       (.07)      0.00         (.52)
Year ended 11/30/05    12.46       .05(d)        1.66         0.00        1.71       (.09)      0.00         (.41)
Year ended 11/30/04    10.40       .03(d)(e)     2.07         0.00        2.10       (.04)      0.00         0.00
Year ended 11/30/03     8.48       .04(d)        1.89         0.00        1.93       (.01)      0.00         0.00

Advisor Class
Year ended 11/30/07   $16.81     $ .26          $ .91        $0.00       $1.17      $(.30)     $0.00       $(1.38)
Year ended 11/30/06    13.93       .26           3.32         0.00        3.58       (.18)      0.00         (.52)
Year ended 11/30/05    12.66       .19(d)        1.68         0.00        1.87       (.19)      0.00         (.41)
Year ended 11/30/04    10.56       .14(d)(e)     2.10         0.00        2.24       (.14)      0.00         0.00
Year ended 11/30/03     8.60       .13(d)        1.91         0.00        2.04       (.08)      0.00         0.00







Please refer to the footnotes on page 66.

Less Distributions                                                  Ratios/Supplemental Data
------------------                                   ------------------------------------------------------


                                                                     Ratio of   Ratio of Net
                                                      Net Assets,    Expenses   Income (Loss)
 Total Dividends   Net Asset Value,                  End of Period  to Average   to Average      Portfolio
and Distributions   End of Period   Total Return (b) (000s Omitted) Net Assets   Net Assets    Turnover Rate
------------------------------------------------------------------------------------------------------------

      $(1.65)           $16.19            7.08%         $182,644       1.30(c)%     1.35(c)%        25%
        (.66)            16.72           26.37            67,102       1.33(c)      1.39(c)         29
        (.57)            13.87           15.09            34,632       1.45(f)      1.17(d)         25
        (.11)            12.61           21.09            23,536       1.41(f)       .97(d)(e)      38
        (.06)            10.52           23.64            16,298       1.50(f)      1.05(d)         29

      $(1.56)           $15.84            6.28%         $ 24,966       2.03(c)%      .51(c)%        25%
        (.59)            16.42           25.42            27,368       2.05(c)       .67(c)         29
        (.50)            13.66           14.24            16,180       2.19(f)       .38(d)         25
        (.04)            12.45           20.22             9,007       2.15(f)       .23(d)(e)      38
        (.01)            10.39           22.82             5,585       2.20(f)       .38(d)         29

      $(1.56)           $15.87            6.27%         $ 26,554       2.00(c)%      .58(c)%        25%
        (.59)            16.45           25.55            19,439       2.03(c)       .71(c)         29
        (.50)            13.67           14.22             8,648       2.16(f)       .42(d)         25
        (.04)            12.46           20.20             5,218       2.12(f)       .26(d)(e)      38
        (.01)            10.40           22.79             3,317       2.20(f)       .39(d)         29

      $(1.66)           $16.30            7.38%         $195,043        .99(c)%     1.57(c)%        25%
        (.70)            16.81           26.80           203,212       1.03(c)      1.70(c)         29
        (.60)            13.93           15.40           156,874       1.14(f)      1.44(d)         25
        (.14)            12.66           21.47           131,710       1.11(f)      1.26(d)(e)      38
        (.08)            10.56           23.98           100,367       1.20(f)      1.42(d)         29

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c)The ratio includes expenses attributable to the costs of proxy solicitation.

(d)Net of fees and expenses waived/reimbursed by the Adviser.

(e)Net of fees and expenses waived/reimbursed by the Transfer Agent.

(f)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                                     2003  2004  2005  2006   2007
-----------------------------------------------------------------------------------
AllianceBernstein Value Fund
Class A                                                 -- 1.32%    --    --    --
Class B                                                 -- 2.04%    --    --    --
Class C                                                 -- 2.03%    --    --    --
Advisor Class                                           -- 1.02%    --    --    --
AllianceBernstein Small/Mid Cap Value Fund
Class A                                              1.79% 1.58% 1.44% 1.31% 1.27%*
Class B                                              2.54% 2.32% 2.16% 2.03% 2.01%*
Class C                                              2.50% 2.30% 2.15% 2.02% 1.98%*
Advisor Class                                        1.49% 1.28% 1.09% 1.01%  .97%*
AllianceBernstein Growth & Income Fund
Class A                                                 -- 1.13%    --    --    --
Class B                                                 -- 1.88%    --    --    --
Class C                                                 -- 1.86%    --    --    --
Advisor Class                                           --  .84%    --    --    --
AllianceBernstein Focused Growth & Income Fund
Class A                                                 -- 1.34%    --    --    --
Class B                                                 -- 2.07%    --    -- 1.96%
Class C                                                 -- 2.05%    --    --    --
AllianceBernstein Balanced Shares Fund
Class A                                                 -- 1.00%    --    --    --
Class B                                                 -- 1.73%    --    --    --
Class C                                                 -- 1.73%    --    --    --
Advisor Class                                           --  .71%    --    --    --
AllianceBernstein Utility Income Fund
Class A                                              1.70% 1.53%    --    --    --
Class B                                              2.44% 2.27%    --    --    --
Class C                                              2.42% 2.25%    --    --    --
Advisor Class                                        1.41% 1.24%    --    --    --
AllianceBernstein Global Real Estate Investment Fund
Class A                                                 -- 1.55%    --    --    --
Class B                                                 -- 2.27% 2.06%    --    --
Class C                                                 -- 2.26%    --    --    --
Advisor Class                                           -- 1.25%    --    --    --
AllianceBernstein International Value Fund
Class A                                              1.93% 1.64% 1.37%    --    --
Class B                                              2.71% 2.39% 2.09%    --    --
Class C                                              2.65% 2.35% 2.07%    --    --
Advisor Class                                        1.63% 1.34% 1.04%    --    --
AllianceBernstein Global Value Fund
Class A                                              1.89% 1.65% 1.46%    --    --
Class B                                              2.64% 2.39% 2.20%    --    --
Class C                                              2.60% 2.36% 2.18%    --    --
Advisor Class                                        1.59% 1.35% 1.16%    --    --


  ------

  * The ratio includes expenses attributable to the costs of proxy solicitation.


(g)Net of fees and expenses waived by the Distributor.

(h)Net of fees and expenses waived by the Distributor. If the AB Value Fund had borne all expenses, the expense ratio for Class B shares would have been 1.87% for 2005, 1.76% for 2006, and 1.75% for 2007.

(i)Includes the impact of proceeds received and credited to the AllianceBernstein Growth and Income Fund and the AllianceBernstein Balanced Shares Fund resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 0.78% and the year ended November 30, 2007 by 0.13%, respectively.

(j)Amount is less than $.005.

(k)Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:



                                               2007
----------------------------------------------------
AllianceBernstein Focused Growth & Income Fund
Class A                                        1.20%
Class B                                        1.39%
Class C                                        1.92%
AllianceBernstein Utility Income Fund
Class A                                        1.19%
Class B                                        1.93%
Class C                                        1.91%
Advisor Class                                   .89%



(l)Amount includes contribution from Adviser of less than $.01.

(m)Change in fiscal year end.

(n)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


AllianceBernstein Value Fund


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  527.55    $ 9,951.20
      2        9,951.20      497.56    10,448.76     106.58     10,342.18
      3       10,342.18      517.11    10,859.29     110.76     10,748.53
      4       10,748.53      537.43    11,285.96     115.12     11,170.84
      5       11,170.84      558.54    11,729.38     119.64     11,609.74
      6       11,609.74      580.49    12,190.23     124.34     12,065.89
      7       12,065.89      603.29    12,669.18     129.23     12,539.95
      8       12,539.95      627.00    13,166.95     134.30     13,032.65
      9       13,032.65      651.63    13,684.28     139.58     13,544.70
      10      13,544.70      677.24    14,221.94     145.06     14,076.88
      --------------------------------------------------------------------
      Total               $5,729.04               $1,652.16



AllianceBernstein Small/Mid Cap Value Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns    Expenses*    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
      2        9,938.13      496.91    10,435.04     132.52     10,302.51
      3       10,302.51      515.13    10,817.64     137.38     10,680.26
      4       10,680.26      534.01    11,214.27     142.42     11,071.85
      5       11,071.85      553.59    11,625.44     147.64     11,477.80
      6       11,477.80      573.89    12,051.69     153.06     11,898.63
      7       11,898.63      594.93    12,493.56     158.67     12,334.89
      8       12,334.89      616.74    12,951.64     164.49     12,787.15
      9       12,787.15      639.36    13,426.51     170.42     13,255.99
      10      13,255.99      662.80    13,918.79     176.77     13,742.02
      --------------------------------------------------------------------
      Total               $5,666.11               $1,924.09



AllianceBernstein Growth and Income Fund



                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  520.51    $ 9,958.24
      2        9,958.24      497.91    10,456.15      99.33     10,356.82
      3       10,356.82      517.84    10,874.66     103.31     10,771.35
      4       10,771.35      538.57    11,309.92     107.44     11,202.47
      5       11,202.47      560.12    11,762.60     111.74     11,650.85
      6       11,650.85      582.54    12,233.39     116.22     12,117.18
      7       12,117.18      605.86    12,723.04     120.87     12,602.17
      8       12,602.17      630.11    13,232.28     125.71     13,106.57
      9       13,106.57      655.33    13,761.90     130.74     13,631.16
      10      13,631.16      681.56    14,312.72     135.97     14,176.75
      --------------------------------------------------------------------
      Total               $5,748.59               $1,571.84

AllianceBernstein Focused Growth & Income Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  544.65    $ 9,933.11
      2        9,933.11      496.66    10,429.76     126.20     10,303.56
      3       10,303.56      515.18    10,818.74     130.91     10,687.83
      4       10,687.83      534.39    11,222.22     135.79     11,086.43
      5       11,086.43      554.32    11,640.76     140.85     11,499.90
      6       11,499.90      575.00    12,074.90     146.11     11,928.79
      7       11,928.79      596.44    12,525.23     151.56     12,373.68
      8       12,373.68      618.68    12,992.36     157.21     12,835.15
      9       12,835.15      641.76    13,476.91     163.07     13,313.84
      10      13,313.84      665.69    13,979.53     169.15     13,810.38
      --------------------------------------------------------------------
      Total               $5,676.86               $1,866.49



AllianceBernstein Balanced Shares

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns    Expenses*    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  517.49    $ 9,961.26
      2        9,961.26      498.06    10,459.32      96.23     10,363.09
      3       10,363.09      518.15    10,881.24     100.11     10,781.13
      4       10,781.13      539.06    11,320.19     104.15     11,216.04
      5       11,216.04      560.80    11,776.84     108.35     11,668.49
      6       11,668.49      583.42    11,251.91     112.72     12,139.19
      7       12,139.19      606.96    12,746.15     117.26     12,628.89
      8       12,628.89      631.44    13,260.33     122.00     13,138.33
      9       13,138.33      656.92    13,795.25     126.92     13,668.33
      10      13,668.33      683.42    14,351.75     132.04     14,219.71
      --------------------------------------------------------------------
      Total               $5,756.98               $1,537.27



AllianceBernstein Utility Income Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  544.64    $ 9,934.11
      2        9,934.11      496.71    10,430.82     125.17     10,305.65
      3       10,305.65      515.28    10,820.93     129.85     10,691.08
      4       10,691.08      534.55    11,225.63     134.71     11,090.92
      5       11,090.92      554.55    11,645.47     139.75     11,505.72
      6       11,505.72      575.29    12,081.01     144.97     11,936.04
      7       11,936.04      596.80    12,532.84     150.39     12,382.45
      8       12,382.45      619.12    13,001.57     156.02     12,845.55
      9       12,845.55      642.28    13,487.83     161.85     13,325.97
      10      13,325.97      666.40    13,992.27     167.91     13,824.36
      --------------------------------------------------------------------
      Total               $5,679.62               $1,855.26



AllianceBernstein Global Real Estate Investment Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  549.67    $ 9,929.08
      2        9,929.08      496.45    10,425.53     129.28     10,296.25
      3       10,296.25      514.81    10,811.06     134.06     10,677.00
      4       10,677.00      533.85    11,210.85     139.01     11,071.84
      5       11,071.84      553.59    11,625.43     144.16     11,481.27
      6       11,481.27      574.06    12,055.33     149.49     11,905.84
      7       11,905.84      595.29    12,501.13     155.01     12,346.12
      8       12,346.12      617.31    12,963.43     160.75     12,802.68
      9       12,802.68      640.13    13,442.81     166.69     13,276.12
      10      13,276.12      663.81    13,939.93     172.86     13,767.07
      --------------------------------------------------------------------
      Total               $5,668.05               $1,900.98

AllianceBernstein International Value Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  536.60    $ 9,942.15
      2        9,942.15      497.11    10,439.26     115.88     10,323.38
      3       10,323.38      516.17    10,839.55     120.32     10,719.23
      4       10,719.23      535.96    11,255.19     124.93     11,130.26
      5       11,130.26      556.51    11,686.77     129.72     11,557.05
      6       11,557.05      577.85    12,134.90     134.70     12,000.20
      7       12,000.20      600.01    12,600.21     139.86     12,460.35
      8       12,460.35      623.02    13,083.37     145.23     12,938.14
      9       12,938.14      646.91    13,585.05     150.79     13,434.26
      10      13,434.26      671.71    14,105.97     156.58     13,949.39
      --------------------------------------------------------------------
      Total               $5,704.00               $1,754.61



AllianceBernstein Global Value Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  478.75   $10,053.75  $  555.70    $ 9,923.05
      2        9,923.05      496.15    10,419.20     135.45     10,283.75
      3       10,283.75      514.19    10,797.94     140.37     10,657.57
      4       10,657.57      532.88    11,190.45     145.48     11,044.97
      5       11,044.97      552.25    11,597.22     150.76     11,446.46
      6       11,446.46      572.32    12,018.78     156.24     11,862.54
      7       11,862.54      593.13    12,455.67     161.92     12,293.75
      8       12,293.75      614.69    12,908.44     167.81     12,740.63
      9       12,740.63      637.03    13,377.66     173.91     13,203.75
      10      13,203.75      660.19    13,863.94     180.23     13,683.71
      --------------------------------------------------------------------
      Total               $5,651.58               $1,967.87



*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:         AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

On the Internet: www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


       Fund                                                 SEC File No.
       -----------------------------------------------------------------
       AllianceBernstein Value Fund                          811-10221
       AllianceBernstein Small/Mid Cap Value Fund            811-10221
       AllianceBernstein Growth and Income Fund              811-00126
       AllianceBernstein Focused Growth & Income Fund        811-09687
       AllianceBernstein Balanced Shares                     811-00134
       AllianceBernstein Utility Income Fund                 811-07916
       AllianceBernstein Global Real Estate Investment Fund  811-07707
       AllianceBernstein International Value Fund            811-10221
       AllianceBernstein Global Value Fund                   811-10221


  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may include information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.




                                    [GRAPHIC]



                                                                  PRO-0103-0308

VALUE FUNDS -- RETIREMENT SHARES -- (CLASS A, R, K AND I SHARES)



 PROSPECTUS  |  MARCH 3, 2008


 The AllianceBernstein Value Funds
 A family of value-oriented mutual funds.

Domestic Value Funds                                           International Value Funds
   [graphic] AllianceBernstein Value Fund                         [graphic] AllianceBernstein Global Real Estate
   [graphic] AllianceBernstein Small/Mid Cap Value Fund           Investment Fund
   [graphic] AllianceBernstein Growth and Income Fund             [graphic] AllianceBernstein International Value Fund
   [graphic] AllianceBernstein Focused Growth & Income            [graphic] AllianceBernstein Global Value Fund
   Fund
   [graphic] AllianceBernstein Balanced Shares
   [graphic] AllianceBernstein Utility Income Fund

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                         Page
SUMMARY INFORMATION.....................................   4
DOMESTIC VALUE FUNDS
  AllianceBernstein Value Fund..........................   6
  AllianceBernstein Small/Mid Cap Value Fund............   8
  AllianceBernstein Growth and Income Fund..............  10
  AllianceBernstein Focused Growth & Income Fund........  12
  AllianceBernstein Balanced Shares.....................  14
  AllianceBernstein Utility Income Fund.................  16
INTERNATIONAL VALUE FUNDS
  AllianceBernstein Global Real Estate Investment Fund..  18
  AllianceBernstein International Value Fund............  20
  AllianceBernstein Global Value Fund...................  22
RISKS SUMMARY...........................................  24
FEES AND EXPENSES OF THE FUNDS..........................  26
INVESTING IN THE FUNDS..................................  29
  How to Buy Shares.....................................  29
  The Different Share Class Expenses....................  29
  Distribution Arrangements for Group Retirement Plans..  30
  Payments to Financial Intermediaries..................  30
  How to Exchange Shares................................  31
  How to Sell or Redeem Shares..........................  31
  Frequent Purchases and Redemptions of Fund Shares.....  31
  How the Funds Value Their Shares......................  33
MORE INFORMATION ABOUT THE FUNDS AND THEIR
INVESTMENTS.............................................  34
MANAGEMENT OF THE FUNDS.................................  42
DIVIDENDS, DISTRIBUTIONS AND TAXES......................  47
GENERAL INFORMATION.....................................  48
GLOSSARY OF INVESTMENT TERMS............................  49
FINANCIAL HIGHLIGHTS....................................  51
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION.............................................  60

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 34.


PERFORMANCE INFORMATION

This Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and


.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE
  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Funds.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A fund with a higher variability of returns is a riskier investment.


This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks for a Fund that invests in particular types of securities, such as investments in non-U.S. securities, small- or mid-capitalization companies or in real estate. The risks of a Fund may be increased by the use of derivatives, such as futures, forwards, options and swaps.


                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 117 mutual funds.


.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Global Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.


.. An investment in a Fund should be considered part of an overall investment program, rather than a complete investment program.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Additionally, Bernstein monitors a number of qualitative valuation metrics as well as relative return trends. The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                                Since
                            1 Year 5 Years** Inception**
--------------------------------------------------------
Class A*                    -5.46%  12.29%      7.40%
------------------------------------------------------
Class R                     -4.72%  11.99%      7.14%
------------------------------------------------------
Class K                     -4.32%  12.39%      7.48%
------------------------------------------------------
Class I                     -4.19%  12.63%      7.73%
------------------------------------------------------
Russell 1000 Value Index+   -0.17%  14.63%      8.16%
------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

 98      99     00     01      02      03      04      05      06      07
----    ----   ----   ----    ----    ----    ----    ----    ----    ----
 n/a     n/a    n/a    n/a   -13.30   29.00   13.31   5.45    21.22   -4.46

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2007, there were approximately 1,800 small- to mid-capitalization companies, representing a market capitalization range from nearly $75 million to approximately $9 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.


Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Fund may also invest significantly in these companies.


A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.


The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Capitalization Risk      .Derivatives Risk

..Foreign (Non-U.S.) Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                                    Since
                                1 Year 5 Years** Inception**
------------------------------------------------------------
Class A*                         1.32%  16.19%     13.37%
----------------------------------------------------------
Class R                          2.12%  16.02%     13.19%
----------------------------------------------------------
Class K                          2.35%  16.25%     13.43%
----------------------------------------------------------
Class I                          2.53%  16.52%     13.70%
----------------------------------------------------------
Russell 2500(TM) Value Index+   -7.27%  16.17%     12.10%
----------------------------------------------------------
Russell 2500(TM) Index+          1.38%  16.99%     11.02%
----------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98      99      00     01      02      03      04      05      06       07
-----    -----  -----   -----   -----   -----   -----   -----   -----    -----
 n/a      n/a    n/a     n/a    -8.20   41.92   18.91   7.89    13.65    2.32



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the markets, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Industry/Sector Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                            1 Year 5 Years** 10 Years**
-------------------------------------------------------
Class A*                     4.51%  13.55%     7.58%
-----------------------------------------------------
Class R                      5.10%  13.26%     7.34%
-----------------------------------------------------
Class K                      5.65%  13.68%     7.67%
-----------------------------------------------------
Class I                      5.66%  13.93%     7.93%
-----------------------------------------------------
Russell 1000 Value Index+   -0.17%  14.63%     7.68%
-----------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98      99      00      01     02      03      04      05      06      07
 ----    ----    ----    ----   ----    ----    ----    ----    ----    ----
21.23    10.78   13.64  -1.84  -26.57   31.76   11.92   3.78    16.93   5.51

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Industry/Sector Risk

..Foreign (Non-U.S.) Risk  .Focused Portfolio Risk

..Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                                Since
                            1 Year 5 Years** Inception**
--------------------------------------------------------
Class A*                     7.73%  14.03%      8.84%
------------------------------------------------------
Class R                      8.46%  13.80%      8.62%
------------------------------------------------------
Class K                      8.70%  14.11%      8.91%
------------------------------------------------------
Class I                      9.06%  14.43%      9.21%
------------------------------------------------------
Russell 1000 Value Index+   -0.17%  14.63%      7.03%
------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                   [BAR CHART]

                             Calendar Year End (%)

 98      99     00      01      02      03      04     05     06      07
----    ----   ----    ----    ----    ----    ----   ----   ----    ----
n/a      n/a   19.49   6.61   -22.19   39.53   8.86   1.20   15.34   8.73

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investor Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will vary in size, normally with 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk         .Foreign (Non-U.S.) Risk

..Interest Rate Risk  .Emerging Market Risk

..Credit Risk         .Currency Risk

..Allocation Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                 1 Year 5 Years** 10 Years**
------------------------------------------------------------
Class A*                          1.96%  10.40%     7.37%
-----------------------------------------------------
Class R                           2.67%  10.12%     7.12%
-----------------------------------------------------
Class K                           2.90%  10.42%     7.40%
-----------------------------------------------------
Class I                           3.31%  10.75%     7.70%
-----------------------------------------------------
Russell 1000 Value Index+        -0.17%  14.63%     7.68%
-----------------------------------------------------
Lehman Brothers Aggregate Index+  6.97%   4.42%     6.17%
-----------------------------------------------------
Russell 1000 Value Index/40%
Lehman Brothers Aggregate Index+  2.90%   4.44%     7.32%
-----------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

   98      99     00      01     02       03      04      05     06      07
  ----    ----   ----    ----   ----     ----    ----    ----   ----    ----
 15.75    4.90   12.48   1.80  -10.73    22.78   10.16   4.01   13.21   2.96


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utilities industry. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utilities industry. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund also may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk         .Industry/Sector Risk

..Interest Rate Risk  .Foreign (Non-U.S.) Risk

..Credit Risk         .Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                          1 Year 5 Years** 10 Years**
-----------------------------------------------------
Class A*                  21.08%  21.19%     11.03%
---------------------------------------------------
Class R                   21.77%  20.95%     10.81%
---------------------------------------------------
Class K                   22.18%  21.29%     11.11%
---------------------------------------------------
Class I                   22.50%  21.60%     11.39%
---------------------------------------------------
S&P GICS Utility Index+   19.38%  21.50%      7.77%
--------------- -----------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                   [BAR CHART]

                             Calendar Year End (%)

  98     99     00       01       02      03      04      05      06     07
 ----   ----   ----     ----     ----    ----    ----    ----    ----   ----
24.38   18.01  14.54   -19.28   -19.73   19.40   24.59   16.15   23.90  22.08

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 13.95%, 2nd quarter, 2003; and Worst quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in U.S. and non-U.S. issuers.


The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.


The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS:



..Market Risk           .Prepayment Risk

..Industry Sector Risk  .Foreign (Non-U.S.) Risk

..Interest Rate Risk    .Currency Risk

..Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                           1 Year  5 Years** 10 Years**
-------------------------------------------------------
Class A*                   -10.07%  20.60%     10.51%
-------------------------------------------------------
Class R                     -9.31%  20.34%     10.28%
-------------------------------------------------------
Class K                     -9.04%  20.66%     10.57%
-------------------------------------------------------
Class I                     -8.75%  21.01%     10.87%
-------------------------------------------------------
S&P 500 Index+               5.49%  12.82%      5.91%
-------------------------------------------------------
MSCI World Index (net)+,++   9.04%  16.96%      7.00%
-------------------------------------------------------
FTSE NAREIT Index+         -16.30%  18.00%     10.41%
-------------------------------------------------------
FTSE EPRA NAREIT Index+     -6.96%  24.28%        N/A
-------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


** Inception date is 3/1/05 for Class R, Class K and Class I shares. Class R,
   Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+  Reflects no deduction for fees, expenses or taxes.


++ The MSCI World Index (net) reflects the reinvestment of dividends net of
   non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98        99      00       01      02     03      04      05      06      07
 -----    -----   -----    -----   -----   -----   -----   -----   -----   ----
-20.22    -6.70   26.58     9.87    2.89   38.57   34.80    1.61   34.60  -9.07


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 16.40%, 4th quarter, 2004; and Worst quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                                Since
                            1 Year 5 Years** Inception**
--------------------------------------------------------
Class A*                     4.26%  24.19%     16.73%
------------------------------------------------------
Class R                      4.95%  23.80%     16.47%
------------------------------------------------------
Class K                      5.32%  24.26%     16.79%
------------------------------------------------------
Class I                      5.69%  24.60%     17.11%
------------------------------------------------------
MSCI EAFE Index (net)+,++   11.17%  21.59%     11.07%
------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.

++The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


BAR CHART
--------------------------------------------------------------------------------



The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

 98     99      00      01       02       03      04      05      06      07
----   ----    ----    ----     ----     ----    ----    ----    ----    ----
 n/a   n/a      n/a     n/a    -3.20     43.91   24.49   16.76   34.18   5.26


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Fund does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:



..Market Risk              .Currency Risk

..Foreign (Non-U.S.) Risk  .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2007)



                                                 Since
                             1 Year 5 Years** Inception**
---------------------------------------------------------
Class A*                     0.16%   18.59%     10.42%
-------------------------------------------------------
Class R                      0.84%   18.32%     10.17%
-------------------------------------------------------
Class K                      1.07%   18.58%     10.42%
-------------------------------------------------------
Class I                      1.49%   18.96%     10.76%
-------------------------------------------------------
MSCI World Index (net)+,++   9.04%   16.96%      8.01%
-------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.


**Inception date is 3/1/05 for Class R, Class K and Class I shares. Class R,
  Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ Reflects no deduction for fees, expenses or taxes.

++The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  98      99      00      01      02      03      04      05      06      07
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     n/a     n/a     n/a   -14.74   34.86   18.28   14.57   26.88    1.16


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries, such as the real estate or utilities industries. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.


CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK

A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of non-U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a non-U.S. country. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Fund's investments or reduce the returns of a Fund. For example, the value of a Fund's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e. gaining value relative to other currencies) and other currencies are weak (i.e. losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.


PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK

This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.


ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there can be no guarantee that its techniques will produce the intended result.


---------------------------------------------------------------------------------------------------------------------------
                                 Industry/                                           Foreign   Emerging
                          Market  Sector   Capitaliza- Interest  Credit Derivatives (Non-U.S.)  Market  Currency  Prepay-
Fund                       Risk    Risk     tion Risk  Rate Risk  Risk     Risk        Risk      Risk     Risk   ment Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein           .                                                .          .                  .
Value Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/    .                   .                            .          .                  .
Mid Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein           .        .                                                  .                  .
Growth and Income
Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein           .        .                                                  .                  .
Focused Growth &
Income Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein           .                              .       .                    .         .        .
Balanced Shares
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility   .        .                     .       .                    .                  .
Income Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global    .        .                     .       .                    .                  .         .
Real Estate Investment
Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein           .                                                .          .         .        .
International Value Fund
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global    .                                                .          .         .        .
Value Fund
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                           Focused
                          Portfolio Allocation  Manage-
Fund                        Risk       Risk    ment Risk
--------------------------------------------------------
AllianceBernstein                                  .
Value Fund
--------------------------------------------------------
AllianceBernstein Small/                           .
Mid Cap Value Fund
--------------------------------------------------------
AllianceBernstein                                  .
Growth and Income
Fund
--------------------------------------------------------
AllianceBernstein             .                    .
Focused Growth &
Income Fund
--------------------------------------------------------
AllianceBernstein                       .          .
Balanced Shares
--------------------------------------------------------
AllianceBernstein Utility                          .
Income Fund
--------------------------------------------------------
AllianceBernstein Global                           .
Real Estate Investment
Fund
--------------------------------------------------------
AllianceBernstein                                  .
International Value Fund
--------------------------------------------------------
AllianceBernstein Global                           .
Value Fund
--------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                    Class A
                                                                                                                    Shares
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                None(a)

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower) None(a)

Exchange Fee                                                                                                           None

                                                                                                                    Class R
                                                                                                                    Shares
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                 None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)  None

Exchange Fee                                                                                                         None

                                                                                                                    Class K
                                                                                                                    Shares
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                 None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)  None

Exchange Fee                                                                                                         None

                                                                                                                    Class I
                                                                                                                    Shares
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                 None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)  None

Exchange Fee                                                                                                         None

(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply for Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) AND EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                               Class A Class R Class K Class I
  ----------------------------------------------------------------------------
  Management Fees                                .55%    .55%    .55%    .55%
  Distribution and/or Service (12b-1) Fees (a)   .30%    .50%    .25%   None
  Other Expenses:
    Transfer Agent                               .10%    .20%    .13%    .10%
    Other Expenses                               .07%    .07%    .08%    .07%
                                                ----    ----    ----    ----
  Total Other Expenses                           .17%    .27%    .21%    .17%
                                                ----    ----    ----    ----
  Total Fund Operating Expenses                 1.02%   1.32%   1.01%    .72%
                                                ====    ====    ====    ====

--------------------------------------------------------------------------------


                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $  104  $  134  $  103   $ 74
After 3 years  $  325  $  418  $  322   $230
After 5 years  $  563  $  723  $  558   $401
After 10 years $1,248  $1,590  $1,236   $894


26


AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
---------------------------------------------------------------------------------
                                                  Class A Class R Class K Class I
---------------------------------------------------------------------------------
Management Fees                                     .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees            .30%    .50%    .25%   None
Other Expenses:
 Transfer Agent                                     .17%    .21%    .18%    .06%
 Other Expenses                                     .05%    .05%    .05%    .04%
                                                   ----    ----    ----    ----
Total Other Expenses                                .22%    .26%    .23%    .10%
                                                   ----    ----    ----    ----
Total Fund Operating Expenses (Before Waiver) (b)  1.27%   1.51%   1.23%    .85%
                                                   ====    ====    ====    ====
Waiver and/or Expense Reimbursement (c)            (.12)%  (.16)%  (.13)%  (.01)%
                                                   ----    ----    ----    ----
Net Expenses                                       1.15%   1.35%   1.10%    .84%
                                                   ====    ====    ====    ====

--------------------------------------------------------------------------------


Please refer to the footnotes on page 28.


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  117  $  137  $  112  $   86
After 3 years*  $  391  $  462  $  377  $  270
After 5 years*  $  685  $  809  $  663  $  470
After 10 years* $1,532  $1,788  $1,477  $1,048

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .51%    .51%    .51%    .51%
    Distribution and/or Service (12b-1) Fees   .28%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .15%    .25%    .16%    .11%
     Other Expenses                            .03%    .03%    .01%    .03%
                                               ---    ----     ---    ----
    Total Other Expenses                       .18%    .28%    .17%    .14%
                                               ---    ----     ---    ----
    Total Fund Operating Expenses (d)          .97%   1.29%    .93%    .65%
                                               ===    ====     ===    ====

--------------------------------------------------------------------------------

                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $   99  $  131  $   95   $ 66
After 3 years  $  309  $  409  $  296   $208
After 5 years  $  536  $  708  $  515   $362
After 10 years $1,190  $1,556  $1,143   $810

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .55%    .55%    .55%    .55%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .19%    .20%    .16%    .03%
     Other Expenses                            .17%    .18%    .17%    .20%
                                              ----    ----    ----    ----
    Total Other Expenses                       .36%    .38%    .33%    .23%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.21%   1.43%   1.13%    .78%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $  123  $  146  $  115   $ 80
After 3 years  $  384  $  452  $  359   $249
After 5 years  $  665  $  782  $  622   $433
After 10 years $1,466  $1,713  $1,375   $966

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .44%    .44%    .44%    .44%
    Distribution and/or Service (12b-1) Fees   .29%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .13%    .24%    .18%    .11%
     Other Expenses                            .06%    .06%    .06%    .05%
                                               ---    ----     ---    ----
    Total Other Expenses                       .19%    .30%    .24%    .16%
                                               ===    ====     ===    ====
    Total Fund Operating Expenses              .92%   1.24%    .93%    .60%
                                               ===    ====     ===    ====

--------------------------------------------------------------------------------

                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $   94  $  126  $   95   $ 61
After 3 years  $  293  $  393  $  296   $192
After 5 years  $  509  $  681  $  515   $335
After 10 years $1,131  $1,500  $1,143   $750

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .55%    .55%    .55%    .55%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
     Other Expenses:
     Transfer Agent                            .15%    .22%    .17%    .10%
     Other Expenses                            .20%    .21%    .20%    .20%
                                              ----    ----    ----    ----
    Total Other Expenses                       .35%    .43%    .37%    .30%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.20%   1.48%   1.17%    .85%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------


                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $  122  $  151  $  119  $   87
After 3 years  $  381  $  468  $  372  $  271
After 5 years  $  660  $  808  $  644  $  471
After 10 years $1,455  $1,768  $1,420  $1,049




Please refer to the footnotes on page 28.

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .55%    .55%    .55%    .55%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .16%    .24%    .19%    .11%
     Other Expenses                            .23%    .27%    .35%    .25%
                                              ----    ----    ----    ----
    Total Other Expenses                       .39%    .51%    .54%    .36%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.24%   1.56%   1.34%    .91%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $  126  $  159  $  136  $   93
After 3 years  $  393  $  493  $  425  $  290
After 5 years  $  681  $  850  $  734  $  504
After 10 years $1,500  $1,858  $1,613  $1,120

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .10%    .20%    .14%    .04%
     Other Expenses                            .06%    .06%    .06%    .06%
                                              ----    ----    ----    ----
    Total Other Expenses                       .16%    .26%    .20%    .10%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses             1.11%   1.41%   1.10%    .75%
                                              ====    ====    ====    ====
    Waiver and/or Expense Reimbursement (c)   0.00%   (.01)%  0.00%   0.00%
                                              ----    ----    ----    ----
    Net Expenses                              1.11%   1.40%   1.10%    .75%

--------------------------------------------------------------------------------

                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  113  $  143  $  112   $ 77
After 3 years*  $  353  $  445  $  350   $240
After 5 years*  $  612  $  770  $  606   $417
After 10 years* $1,352  $1,690  $1,340   $930

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .75%    .75%    .75%    .75%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses:
     Transfer Agent                            .07%    .17%    .17%    .03%
     Other Expenses                            .18%    .17%    .18%    .17%
                                              ----    ----    ----    ----
    Total Other Expenses                       .25%    .34%    .35%    .20%
                                              ----    ----    ----    ----
    Total Fund Operating Expenses (b)         1.30%   1.59%   1.35%    .95%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year   $  132  $  162  $  137  $   97
After 3 years  $  412  $  502  $  428  $  303
After 5 years  $  713  $  866  $  739  $  525
After 10 years $1,568  $1,889  $1,624  $1,166



(a)Total Fund Operating Expenses for the fiscal year ended November 30, 2007 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the Net Expenses of Class K shares of AllianceBernstein Value Fund would have been .83%.

(b)The ratio includes expenses attributable to the costs of proxy solicitation.

(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(d)Does not reflect a fiscal year 2007 expense adjustment related to proxy solicitation costs that occurred in fiscal year 2006.


*These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants, or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement programs known as the "Informed Choice" programs.


Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


General
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                              Distribution and/or Service
                                (Rule 12b-1) Fee (As a
                                Percentage of Aggregate
                               Average Daily Net Assets)
                      -----------------------------------
                      Class A            0.30%
                      Class R            0.50%
                      Class K            0.25%
                      Class I             None


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Funds' principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transaction charges.


For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28,000,000. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.


  If one mutual fund sponsor makes greater distribution assistance payments than another your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another the financial intermediary may have an incentive to recommend that class.


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors

  Cadaret, Grant & Co.
  CCO Investment Services

  Charles Schwab
  Chase Investment Services


  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network

  LPL Financial Corporation

  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation


  PFS Investments


  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services


  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors/Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Funds that invest in certain fixed-income securities may be adversely affected by price arbitrage because they may be thinly traded or traded infrequently.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and AllianceBernstein Investor Services, Inc., or ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to ad dress specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

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MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move


34

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   adversely , a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:


 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


 - Currency Swaps. The Funds may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may


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


   involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


..  Other Derivatives and Strategies

 - Currency Transactions. The Funds may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Adviser will actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Funds and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.



   The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Fund may invest in TBA-mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.


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Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA, and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REM ICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.


Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.

Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.


Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.


Additional Risk Considerations for Investments in the Utilities Industry

AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their

38

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facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulation. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed- upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.


If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hungary                                Poland
Argentina                              India                                  Qatar
Belize                                 Indonesia                              Romania
Brazil                                 Israel                                 Russia
Bulgaria                               Jamaica                                Slovakia
Chile                                  Jordan                                 Slovenia
China                                  Kazakhstan                             South Africa
Columbia                               Lebanon                                South Korea
Costa Rica                             Malaysia                               Taiwan
Cote D'Ivoire                          Mexico                                 Thailand
Croatia                                Morocco                                Trinidand & Tobago
Czech Republic                         Nigeria                                Tunisia
Dominican Republic                     Pakistan                               Turkey
Ecuador                                Panama                                 Ukraine
Egypt                                  Peru                                   Uraguay
El Salvador                            Philippines                            Venezuela
Guatemala

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.


A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

Credit Ratings

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


Changes in Investment Objectives and Policies

Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
A description of each Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in each Fund's SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2007 totaling approximately $800 billion (of which approximately $103 billion represented assets of investment companies). As of December 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 57 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 38 registered investment companies managed by the Adviser, comprising 117 separate investment portfolios, with approximately 4 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                         Fee as a
                                                        Percentage
                                                        of Average
                                                        Daily Net    Fiscal
   Fund                                                  Assets*   Year Ended
   --------------------------------------------------------------------------
   AllianceBernstein Value Fund                            .55%     11/30/07
   AllianceBernstein Small/Mid Cap Value Fund              .62%     11/30/07
   AllianceBernstein Growth and Income Fund                .51%     10/31/07
   AllianceBernstein Focused Growth & Income Fund          .55%     11/30/07
   AllianceBernstein Balanced Shares                       .44%     11/30/07
   AllianceBernstein Utility Income Fund                   .55%     11/30/07
   AllianceBernstein Global Real Estate Investment Fund    .55%     11/30/07
   AllianceBernstein International Value Fund              .65%     11/30/07
   AllianceBernstein Global Value Fund                     .75%     11/30/07
   --------------------------------------------------------------------------


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2003. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Funds: Core Fixed-Income Investment Team. Each Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2003 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2003. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2003 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2003.

As of April 1, 2007, the U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:



                                                 Principal Occupation(s) During
Employee; Year; Title                               the Past Five (5) Years
------------------------------------------------------------------------------------
Shawn E. Keegan; since April 2007; Vice     Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2003.

Joran Laird; since April 2007; Vice         Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2003.

Alison M. Martier; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director  with which she has been associated in
of U.S. Core Fixed-Income                   a substantially similar capacity to her
                                            current position since prior to 2003,
                                            and Director of U.S. Core Fixed-Income.

Douglas J. Peebles; since November 2007;    Executive Vice President of the Adviser,
Executive Vice President of the Adviser,    with which he has been associated in a
Chief Investment Officer and Co-Head of     substantially similar capacity to his
Fixed-Income                                current position since prior to 2003,
                                            Chief Investment Officer and Co-Head
                                            of Fixed-Income.



                                                Principal Occupation(s) During
Employee; Year; Title                              the Past Five (5) Years
-----------------------------------------------------------------------------------
Jeffrey S. Phlegar; since November 2007;   Executive Vice President of the Adviser,
Executive Vice President of the Adviser,   with which he has been associated in a
Chief Investment Officer and Co-Head of    substantially similar capacity to his
Fixed-Income                               current position since prior to 2003,
                                           Chief Investment Officer and Co-Head
                                           of Fixed-Income.

Greg J. Wilensky; since April 2007; Senior Senior Vice President of the Adviser,
Vice President of the Adviser and Director with which he has been associated in a
of Stable Value Investments                substantially similar capacity to his
                                           current position since prior to 2003,
                                           and Director of Stable Value
                                           Investments.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                       Principal Occupation
           Fund                                      During the Past Five (5)
  and Responsible Group     Employee; Year; Title             Years
 -----------------------------------------------------------------------------
 AllianceBernstein Value   Marilyn G. Fedak; since   Executive Vice President
 Fund                      inception--Executive      of the Adviser, with
 U.S. Value Investment     Vice President of the     which she has been
 Policy Group              Adviser and Head of       associated since prior
                           Sanford C. Bernstein &    to 2003. She is Head of
                           Co., Inc. ("SCB") Value   SCB's Value Equities
                           Equities Business and     Business and Co-Chief
                           Co-Chief Investment       Investment Officer of
                           Officer of U.S. Value     U.S. Value Equities.
                           Equities

                           John Mahedy; since        Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the          he has been associated
                           Adviser, Co-Chief         since prior to 2003,
                           Investment Officer of     Co-Chief Investment
                           U.S. Value Equities, and  Officer of U.S. Value
                           Director of               Equities since 2003 and
                           Research--U.S. Value      Director of
                           Equities                  Research-U.S. Value
                                                     Equities since prior to
                                                     2003.

                           Christopher W. Marx;      Senior Vice President of
                           since 2005--Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

                           John D. Phillips; since   Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

 AllianceBernstein         Joseph G. Paul; since     Senior Vice President of
 Small/Mid Cap Value Fund  2002--Senior Vice         the Adviser, with which
 Small/Mid Cap Value       President of the          he has been associated
 Investment Policy Group   Adviser, Chief            since prior to 2003,
                           Investment Officer of     Chief Investment Officer
                           Small-and Mid-            of Small- and
                           Capitalization Value      Mid-Capitalization Value
                           Equities, Co-Chief        Equities since July 2002
                           Investment Officer of     and Co-Chief Investment
                           Global Real Estate        Officer of Global Real
                           Investments, and Chief    Estate Investments since
                           Investment Officer of     July 2004. He has also
                           Advanced Value            served as Chief
                                                     Investment Officer of
                                                     Advanced Value and held
                                                     the same position at SCB
                                                     since prior to 2003.

                           James W. MacGregor;       Senior Vice President of
                           since 2005--Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           since prior to 2003. He
                           Research--Small and Mid   is also currently
                           Cap Value Equities        Director of
                                                     Research-Small and Mid
                                                     Cap Value Equities.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Senior Research       since prior to 2003. He
                           Analyst                   is also a Senior
                                                     Research Analyst.

         Fund and                                      Principal Occupation
       Responsible                                   During the Past Five (5)
          Group             Employee; Year; Title             Years
 -----------------------------------------------------------------------------
 AllianceBernstein         Sharon E. Fay; since      Executive Vice President
 International Value Fund  2005--Executive Vice      and Chief Investment
 International Value       President of the Adviser  Officer of Global Value
 Investment Policy Group   and Chief Investment      Equities since June 2003
                           Officer of Global Value   and of UK and European
                           Equities                  Value Equities at the
                                                     Adviser since prior to
                                                     2003. She has chaired
                                                     the Global Value
                                                     Investment Policy Group
                                                     since prior to 2003.

                           Kevin F. Simms; since     Senior Vice President of
                           inception--Senior Vice    the Adviser, with which
                           President of the          he has been associated
                           Adviser, Co-Chief         since prior to 2003 and
                           Investment Officer of     Co-Chief Investment
                           International Value       Officer of International
                           Equities and Director of  Value Equities at the
                           Research for              Adviser since 2003. He
                           International Value and   is also Director of
                           Global Value Equities     Research for
                                                     International Value and
                                                     Global Value Equities at
                                                     the Adviser since prior
                                                     to 2003.

                           Henry S. D'Auria; since   Senior Vice President of
                           2003--Senior Vice         the Adviser, with which
                           President of the          he has been associated
                           Adviser, Chief            since prior to 2003,
                           Investment Officer of     Chief Investment Officer
                           Emerging Markets Value    of Emerging Markets
                           Equities and Co-Chief     Value Equities since
                           Investment Officer of     2002 and Co- Chief
                           International Value       Investment Officer of
                           Equities                  International Value
                                                     Equities of the Adviser
                                                     since prior to June 2003.

                           Eric J. Franco; since     Senior Vice President of
                           2006--Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2003.

 AllianceBernstein Global  Sharon E. Fay; since      (see above)
 Value Fund                2003--(see above)
 Global Value Investment   Kevin F. Simms; since     (see above)
 Policy Group              inception--(see above)

                           Henry S. D'Auria; since   (see above)
                           2005--(see above)

                           Eric J. Franco; since     (see above)
                           2006--(see above)

 AllianceBernstein Global  Joseph G. Paul; since     (see above)
 Real Estate Investment    2004--(see above)
 Fund
 REIT Investment Policy    Teresa Marziano; since    Senior Vice President of
 Group                     2004--Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                           and Co-Chief Investment   since prior to 2003 and
                           Officer of Global Real    Co-Chief Investment
                           Estate Investments        Officer of Global Real
                                                     Estate Investments since
                                                     July 2004. Prior
                                                     thereto, she was a
                                                     Senior Analyst at SCB
                                                     since prior to 2003.


Additional information about the Portfolio Managers may be found in each Fund's SAI.



LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected Funds' shares or other adverse consequences to these funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of these funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2007 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2007. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2007 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.


The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.


The performance data below are provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.


                        Global Real Estate Investments
                            Net of fees performance

                            As of December 31, 2007



                       Assets                         Since
                    (in millions) 1 Year 3 Years** Inception**+
---------------------------------------------------------------
Global Real Estate*   $2,863.5    -4.72%  15.04%      22.42%
FTSE EPRA/NAREIT
 Index                            -6.96%  15.17%      22.36%
---------------------------------------------------------------


* Inception date is 9/30/2003.

**Periods greater than one year are annualized.


+ The since inception benchmark returns begin on the closest month-end to the Fund's inception date.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Code is the Internal Revenue Code of 1986, as amended.

Convertible securities are fixed-income securities that are convertible into common stock.



Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock, but not debt securities of the same issuer, in the payment of dividends and the liquidation of assets.



Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the two most recently completed fiscal years has been audited by KPMG LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, or by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund for all years or periods presented. This information for the years or periods prior to the two most recent fiscal years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                Income from Investment Operations           Less Dividends and Distributions
                                       --------------------------------------------------  ----------------------------------
                                                      Net Gains or
                                                       Losses on
                             Net Asset     Net        Investments                          Dividends
                              Value,    Investment       (both                  Total from  from Net             Distributions
Fiscal Year or               Beginning    Income      realized and Contribution Investment Investment Tax Return from Capital
Period                       of Period  (Loss) (a)    unrealized)  from Adviser Operations   Income   of Capital     Gains
------------------------------------------------------------------------------------------------------------------------------


 AllianceBernstein Value
 Fund
Class A
Year ended 11/30/07           $14.65     $ .24           $(.23)       $0.00       $ .01      $(.19)     $0.00       $ (.47)
Year ended 11/30/06            13.25       .21            2.09         0.00        2.30       (.20)      0.00         (.70)
Year ended 11/30/05            12.63       .17             .82         0.00         .99       (.14)      0.00         (.23)
Year ended 11/30/04            10.96       .14(d)(e)      1.63         0.00        1.77       (.10)      0.00         0.00
Year ended 11/30/03             9.44       .11            1.48         0.00        1.59       (.07)      0.00         0.00
Class R
Year ended 11/30/07           $14.60     $ .21           $(.24)       $0.00       $(.03)     $(.19)     $0.00       $ (.47)
Year ended 11/30/06            13.23       .16            2.08         0.00        2.24       (.17)      0.00         (.70)
Year ended 11/30/05            12.63       .14             .82         0.00         .96       (.13)      0.00         (.23)
Year ended 11/30/04            10.95       .12(d)(e)      1.64         0.00        1.76       (.08)      0.00         0.00
11/03/03(g) to
 11/30/03                      10.91       .01             .03         0.00         .04       0.00       0.00         0.00
Class K
Year ended 11/30/07           $14.59     $ .28(i)        $(.25)       $0.00       $ .03      $(.20)     $0.00       $ (.47)
Year ended 11/30/06            13.26       .20            2.09         0.00        2.29       (.26)      0.00         (.70)
3/01/05(g) to
 11/30/05                      12.84       .17             .25         0.00         .42       0.00       0.00         0.00
Class I
Year ended 11/30/07           $14.66     $ .28           $(.23)       $0.00       $ .05      $(.23)     $0.00       $ (.47)
Year ended 11/30/06            13.29       .24            2.09         0.00        2.33        .26       0.00         (.70)
3/01/05(g) to
 11/30/05                      12.84       .16             .29         0.00         .45       0.00       0.00         0.00


 AllianceBernstein Small/Mid
 Cap Value Fund
Class A
Year ended 11/30/07           $17.89     $ .09(d)        $ .60        $0.00       $ .69      $(.12)     $0.00       $(1.69)
Year ended 11/30/06            17.63       .08(d)         2.17         0.00        2.25       0.00       0.00        (1.99)
Year ended 11/30/05            17.23       .02(d)         1.58         0.00        1.60       0.00       0.00        (1.20)
Year ended 11/30/04            14.62       .01(d)(e)      3.00         0.00        3.01       0.00       0.00         (.40)
Year ended 11/30/03            11.19       .02(d)         3.48         0.00        3.50       (.07)      0.00         0.00
Class R
Year ended 11/30/07           $17.82     $ .05(d)        $ .61        $0.00       $ .66      $(.13)     $0.00       $(1.69)
Year ended 11/30/06            17.60       .06(d)         2.15         0.00        2.21       0.00       0.00        (1.99)
Year ended 11/30/05            17.21      (.01)(d)        1.60         0.00        1.59       0.00       0.00        (1.20)
Year ended 11/30/04            14.62      (.06)(d)(e)     3.05         0.00        2.99       0.00       0.00         (.40)
11/03/03(g) to
 11/30/03                      14.24       .00(d)(j)       .38         0.00         .38       0.00       0.00         0.00
Class K
Year ended 11/30/07           $17.91     $ .08(d)        $ .62        $0.00       $ .70      $(.18)     $0.00       $(1.69)
Year ended 11/30/06            17.64       .15(d)         2.11         0.00        2.26       0.00       0.00        (1.99)
3/01/05(g) to
 11/30/05                      16.81       .03(d)          .80         0.00         .83       0.00       0.00         0.00
Class I
Year ended 11/30/07           $17.98     $ .12(d)        $ .62        $0.00       $ .74      $(.19)     $0.00       $(1.69)
Year ended 11/30/06            17.66       .13(d)         2.18         0.00        2.31       0.00       0.00        (1.99)
3/01/05(g) to
 11/30/05                      16.81       .07(d)          .78         0.00         .85       0.00       0.00         0.00

AllianceBernstein
 Growth and Income
 Fund
Class A
Year ended 10/31/07           $ 4.31     $ .05           $ .47        $ .04       $ .56      $(.05)     $0.00       $ 0.00
Year ended 10/31/06             3.73       .04             .57         0.00         .61       (.03)      0.00         0.00
Year ended 10/31/05             3.48       .04             .23         0.00         .27       (.02)      0.00         0.00
Year ended 10/31/04             3.15       .03(d)(e)       .34         0.00         .37       (.03)      0.00         (.01)
Year ended 10/31/03             2.60       .03             .56         0.00         .59       (.02)      (.02)        0.00
Class R
Year ended 10/31/07           $ 4.27     $ .04           $ .47        $ .04       $ .55      $(.05)     $0.00       $ 0.00
Year ended 10/31/06             3.72       .03             .56         0.00         .59       (.04)      0.00         0.00
Year ended 10/31/05             3.48       .01             .25         0.00         .26       (.02)      0.00         0.00
11/03/03(g) to
 10/31/04                       3.17       .02(c)(d)       .32         0.00         .34       (.02)      0.00         (.01)
Class K
Year ended 10/31/07           $ 4.31     $ .04           $ .50        $ .04       $ .58      $(.07)     $0.00       $ 0.00
Year ended 10/31/06             3.74       .04             .57         0.00         .61       (.04)      0.00         0.00
3/01/05(g) to
 10/31/05                       3.79       .03            (.07)        0.00        (.04)      (.01)      0.00         0.00
Class I
Year ended 10/31/07           $ 4.32     $ .06           $ .48        $ .04       $ .58      $(.07)     $0.00       $ 0.00
Year ended 10/31/06             3.74       .05             .58         0.00         .63       (.05)      0.00         0.00
3/01/05(g) to
 10/31/05                       3.79       .04            (.08)        0.00        (.04)      (.01)      0.00         0.00




Please refer to the footnotes on pages 58 and 59.

Less Distributions                                                     Ratios/Supplemental Data
------------------                                   ------------------------------------------------------------


                                                                     Ratio of      Ratio of Net
                                                       Net Assets    Expenses      Income (Loss)
 Total Dividends   Net Asset Value,                  End of Period  to Average      to Average         Portfolio
and Distributions   End of Period   Total Return (b) (000s omitted) Net Assets      Net Assets       Turnover Rate
------------------------------------------------------------------------------------------------------------------

      $ (.66)           $14.00            (.01)%       $  367,098      1.02%           1.62%              28%
        (.90)            14.65           18.47            314,824      1.04(c)         1.44(c)            19
        (.37)            13.25            8.04            230,269      1.16            1.31               25
        (.10)            12.63           16.26            187,004      1.18(f)         1.17(d)(e)         27
        (.07)            10.96           16.93            136,924      1.45            1.12               27

      $ (.66)           $13.91            (.33)%       $    5,940      1.32%           1.43%              28%
        (.87)            14.60           18.01              1,983      1.36(c)         1.20(c)            19
        (.36)            13.23            7.77                757      1.40            1.06               25
        (.08)            12.63           16.11                665      1.40(f)         1.07(d)(e)         27
        0.00             10.95            0.37                 10      1.81(h)         1.16(h)            27

      $ (.67)           $13.95             .11%        $   12,195       .83%(f)        1.99%(i)           28%
        (.96)            14.59           18.51              1,651       .99(c)         1.50(c)            19
        0.00             13.26            3.27              1,123      1.10(h)         2.93(h)            25

      $ (.70)           $14.01             .26%        $  137,500       .72%           1.88%              28%
        (.96)            14.66           18.76            148,342       .74(c)         1.77(c)            19
        0.00             13.29            3.51             36,790       .83(h)         1.78(h)            25

      $(1.81)           $16.77            4.10%        $  571,165      1.15%(c)(f)      .54%(c)(d)        30%
       (1.99)            17.89           14.11            533,763      1.15(c)(f)       .47(c)(d)         54
       (1.20)            17.63            9.82            418,217      1.15(f)          .14(d)            42
        (.40)            17.23           21.07            308,303      1.17(f)          .06(d)(e)         31
        (.07)            14.62           31.50            182,631      1.40(f)          .16(d)            23

      $(1.82)           $16.66            3.95%        $   40,382      1.35%(c)(f)      .26%(c)(d)        30%
       (1.99)            17.82           13.88             19,372      1.35(c)(f)       .33(c)(d)         54
       (1.20)            17.60            9.77              2,463      1.35(f)(h)      (.03)(d)           42
        (.40)            17.21           20.93                453      1.35(f)         (.38)(d)(e)        31
        0.00             14.62            2.67                 10      1.60(f)(h)       .21(d)(h)         23

      $(1.87)           $16.74            4.14%        $   18,514      1.10%(c)(f)      .48%(c)(d)        30%
       (1.99)            17.91           14.16              5,211      1.10(c)(f)       .92(c)(d)         54
        0.00             17.64            4.94                 64      1.10(f)(h)       .31(d)(h)         42

      $(1.88)           $16.84            4.38%        $  133,438       .84%(c)(f)      .69%(c)(d)        30%
       (1.99)            17.98           14.46             17,420       .85(c)(f)       .79(c)(d)         54
        0.00             17.66            5.06              6,738       .85(f)(h)       .59(d)(h)         42

      $ (.05)           $ 4.82           13.10%(k)     $2,470,801       .95%(c)        1.11%(c)           59%
        (.03)             4.31           16.47          2,411,515      1.00(c)          .99(c)            56
        (.02)             3.73            7.77          2,553,632      1.06            1.19               63
        (.04)             3.48           11.77          2,893,373      1.02(f)          .85(d)(e)         48
        (.04)             3.15           22.89          3,003,001      1.22             .94               43

      $ (.05)           $ 4.77           12.98%(k)     $    2,696      1.27%(c)         .80%(c)           59%
        (.04)             4.27           16.03              3,682      1.29(c)          .68(c)            56
        (.02)             3.72            7.36              1,625      1.42             .56               63
        (.03)             3.48           10.81                147      1.16(f)(h)       .67(d)(e)(h)      48

      $ (.07)           $ 4.82           13.56%(k)     $    6,705       .88%(c)         .91%(c)           59%
        (.04)             4.31           16.28                102       .96(c)         1.02(c)            56
        (.01)             3.74           (1.02)                10      1.03(h)          .79(h)            63

      $ (.07)           $ 4.83           13.58%(k)     $      962       .62%(c)        1.41%(c)           59%
        (.05)             4.32           16.84                574       .67(c)         1.27(c)            56
        (.01)             3.74            (.97)                10       .74(h)         1.08(h)            63




Please refer to the footnotes on pages 58 and 59.

                                       Income from Investment Operations           Less Dividends and Distributions
                               -----------------------------------------------    ----------------------------------
                                             Net Gains or
                                              Losses on
                     Net Asset    Net        Investments                          Dividends
                      Value,   Investment       (both                  Total from  from Net             Distributions
Fiscal Year or       Beginning   Income      realized and Contribution Investment Investment Tax Return from Capital
Period               of Period (Loss) (a)    unrealized)  from Adviser Operations   Income   of Capital     Gains
---------------------------------------------------------------------------------------------------------------------

AllianceBernstein Focused
 Growth & Income Fund
Class A
Year ended 11/30/07   $16.13     $ .11          $1.91        $0.00       $2.02      $(.08)     $0.00       $(1.56)
Year ended 11/30/06    15.42       .09           1.54         0.00        1.63       0.00       0.00         (.92)
Year ended 11/30/05    14.69       .05            .93         0.00         .98       (.10)      0.00         (.15)
Year ended 11/30/04    13.27       .10(e)(d)     1.32         0.00        1.42       0.00       0.00         0.00
Year ended 11/30/03    10.85      (.01)          2.43         0.00        2.42       0.00       0.00         0.00
Class R
Year ended 11/30/07   $16.06     $ .07          $1.90        $0.00       $1.97      $(.08)     $0.00       $(1.56)
Year ended 11/30/06    15.39       .06           1.53         0.00        1.59       0.00       0.00         (.92)
Year ended 11/30/05    14.66       .03            .92         0.00         .95       (.07)      0.00         (.15)
Year ended 11/30/04    13.27       .18(d)(e)     1.21         0.00        1.39       0.00       0.00         0.00
11/03/03(g) to
 11/30/03              13.16      0.00(k)         .11         0.00         .11       0.00       0.00         0.00
Class K
Year ended 11/30/07   $16.17     $ .12          $1.90        $0.00       $2.02      $(.15)     $0.00       $(1.56)
Year ended 11/30/06    15.43       .15           1.51         0.00        1.66       0.00       0.00         (.92)
3/01/05(g) to
 11/30/05              15.27       .05            .11         0.00         .16       0.00       0.00         0.00
Class I
Year ended 11/30/07   $16.25     $ .14          $1.95        $0.00       $2.09      $(.17)     $0.00       $(1.56)
Year ended 11/30/06    15.47       .19           1.51         0.00        1.70       0.00       0.00         (.92)
3/01/05(g) to
 11/30/05              15.27       .09            .11         0.00         .20       0.00       0.00         0.00

AllianceBernstein
 Balanced Shares
Class A
Year ended 11/30/07   $18.29     $ .38          $ .46        $ .03       $ .87      $(.39)     $0.00       $ (.49)
Year ended 11/30/06    17.60       .34           1.61         0.00        1.95(m)    (.32)      0.00         (.94)
Year ended 11/30/05    16.81       .28            .81         0.00        1.09       (.30)      0.00         0.00
Year ended 11/30/04    15.13       .31(d)(e)     1.61         0.00        1.92       (.24)      0.00         0.00
8/01/03 to
 11/30/03(n)           14.54       .09            .58         0.00         .67       (.08)      0.00         0.00
Year ended 7/31/03     13.26       .28           1.32         0.00        1.60       (.29)      (.03)        0.00
Class R
Year ended 11/30/07   $18.25     $ .34          $ .43        $ .03       $ .80      $(.33)     $0.00       $ (.49)
Year ended 11/30/06    17.58       .30           1.58         0.00        1.88(m)    (.27)      0.00         (.94)
Year ended 11/30/05    16.80       .24            .82         0.00        1.06       (.28)      0.00         0.00
Year ended 11/30/04    15.13       .30(d)(e)     1.58         0.00        1.88       (.21)      0.00         0.00
11/03/03(g) to
 11/30/03              15.09       .02            .02         0.00         .04       0.00       0.00         0.00
Class K
Year ended 11/30/07   $18.28     $ .42          $ .40        $ .03       $ .85      $(.40)     $0.00       $ (.49)
Year ended 11/30/06    17.60       .65           1.29(o)      0.00        1.94(m)    (.32)      0.00         (.94)
3/01/05(g) to
 11/30/05              17.34       .22            .24         0.00         .46       (.20)      0.00         0.00
Class I
Year ended 11/30/07   $18.27     $ .44          $ .45        $ .03       $ .92      $(.44)     $0.00       $ (.49)
Year ended 11/30/06    17.60       .39           1.60         0.00        1.99(m)    (.38)      0.00         (.94)
3/01/05(g) to
 11/30/05              17.34       .24            .26         0.00         .50       (.24)      0.00         0.00

AllianceBernstein
 Utility Income Fund
Class A
Year ended 11/30/07   $21.39     $ .51          $4.28        $0.00       $4.79      $(.46)     $0.00       $ 0.00
Year ended 11/30/06    17.82       .47           3.55         0.00        4.02       (.45)      0.00         0.00
Year ended 11/30/05    15.54       .43           2.39         0.00        2.82       (.54)      0.00         0.00
Year ended 11/30/04    12.39       .35(d)(e)     3.11         0.00        3.46       (.31)      0.00         0.00
Year ended 11/30/03    11.01       .32(d)        1.30         0.00        1.62       (.24)      0.00         0.00
Class R
Year ended 11/30/07   $21.37     $ .49          $4.23        $0.00       $4.72      $(.44)     $0.00       $ 0.00
Year ended 11/30/06    17.81       .44           3.55         0.00        3.99       (.43)      0.00         0.00
3/01/05(g) to
 11/30/05              16.33       .31           1.50         0.00        1.81       (.33)      0.00         0.00
Class K
Year ended 11/30/07   $21.40     $ .54          $4.25        $0.00       $4.79      $(.49)     $0.00       $ 0.00
Year ended 11/30/06    17.82       .49           3.57         0.00        4.06       (.48)      0.00         0.00
3/01/05(g) to
 11/30/05              16.33       .35           1.50         0.00        1.85       (.36)      0.00         0.00
Class I
Year ended 11/30/07   $21.38     $ .62          $4.25        $0.00       $4.87      $(.55)     $0.00       $ 0.00
Year ended 11/30/06    17.81       .72           3.38         0.00        4.10       (.53)      0.00         0.00
3/01/05(g) to
 11/30/05              16.33       .39           1.49         0.00        1.88       (.40)      0.00         0.00




Please refer to the footnotes on pages 58 and 59.

Less Distributions                                             Ratios/Supplemental Data
------------------                              ------------------------------------------------------


                                                                Ratio of   Ratio of Net
                                                 Net Assets,    Expenses   Income (Loss)
 Total Dividends   Net Asset Value,   Total     End of Period  to Average   to Average      Portfolio
and Distributions   End of Period   Return (b)  (000s Omitted) Net Assets   Net Assets    Turnover Rate
-------------------------------------------------------------------------------------------------------

      $(1.64)           $16.51        13.59%       $136,849       1.21%(l)      .68%           154%
        (.92)            16.13        11.20         134,079       1.21(c)       .59(c)         133
        (.25)            15.42         6.67         175,285       1.27          .36            152
        0.00             14.69        10.70         224,377       1.19(f)       .73(d)(e)      132
        0.00             13.27        22.30         163,169       1.51         (.12)           159

      $(1.64)           $16.39        13.32%       $  2,329       1.43%(l)      .46%           154%
        (.92)            16.06        10.94           1,665       1.44(c)       .42(c)         133
        (.22)            15.39         6.47             928       1.60          .19            152
        0.00             14.66        10.48             241       1.45(f)      1.25(d)(e)      132
        0.00             13.27          .84              10       1.83(h)      (.26)(h)        159

      $(1.71)           $16.48        13.61%       $  2,479       1.13%(l)      .78%           154%
        (.92)            16.17        11.39             335       1.04(c)       .96(c)         133
        0.00             15.43         1.05              10       1.23(h)       .48(h)         152

      $(1.73)           $16.61        14.00%       $     23        .78%(l)      .87%           154%
        (.92)            16.25        11.64             248        .73(c)      1.34(c)         133
        0.00             15.47         1.31              10        .96(h)       .77(h)         152

      $ (.88)           $18.28         4.82%(k)    $956,157        .92%        2.10%            66%
       (1.26)            18.29        11.81         972,991        .88(c)      2.00(c)          52
        (.30)            17.60         6.55         935,414       1.04         1.64             57
        (.24)            16.81        12.78         788,685        .97(f)      1.93(d)(e)       58
        (.08)            15.13         4.62         587,685       1.07(h)      1.84(h)          29
        (.32)            14.54        12.29         525,637       1.12         2.04             62

      $ (.82)           $18.23         4.47%(k)    $  8,432       1.24%        1.83%            66%
       (1.21)            18.25        11.37           3,197       1.22(c)      1.72(f)          52
        (.28)            17.58         6.36           1,393       1.33         1.39             57
        (.21)            16.80        12.52             371       1.19(f)      1.94(c)(d)       58
        0.00             15.13          .27              10       1.34(h)      1.70(h)          29

      $ (.89)           $18.24         4.74%(k)    $  7,715        .93%        2.14%            66%
       (1.26)            18.28        11.74             285        .91(c)      2.15(c)          52
        (.20)            17.60         2.68              10       1.01(h)      1.69(h)          57

      $ (.93)           $18.26         5.12%(k)    $  2,748        .60%        2.40%            66%
       (1.32)            18.27        12.07           3,968        .59(c)      2.28(c)          52
        (.24)            17.60         2.93           4,128        .81(h)      2.41(h)          57

      $ (.46)           $25.72        22.65%       $144,950       1.20%(l)     2.18%            34%
        (.45)            21.39        22.98         110,183       1.32(c)      2.45(c)          49
        (.54)            17.82        18.42          77,696       1.44         2.54             47
        (.31)            15.54        28.37          62,166       1.39(f)      2.59(d)(e)       45
        (.24)            12.39        14.89          52,188       1.50(f)      2.79(d)          74

      $ (.44)           $25.65        22.32%       $    526       1.48%(l)     2.02%            34%
        (.43)            21.37        22.80              58       1.47(c)      2.30(c)          49
        (.33)            17.81        11.16              11       1.68(h)      2.41(h)          47

      $ (.49)           $25.70        22.64%       $  1,298       1.17%(l)     2.27%            34%
        (.48)            21.40        23.21             437       1.18(c)      2.74(c)          49
        (.36)            17.82        11.44              11       1.37(h)      2.73(h)          47

      $ (.55)           $25.70        23.07%       $    139        .85%(l)     2.57%            34%
        (.53)            21.38        23.53              38        .87(c)      3.20(c)          49
        (.40)            17.81        11.61              11       1.08(h)      3.01(h)          47




Please refer to the footnotes on pages 58 and 59.

                                       Income from Investment Operations           Less Dividends and Distributions
                               -------------------------------------------------  ----------------------------------
                                             Net Gains or
                                              Losses on
                     Net Asset    Net        Investments                          Dividends
                      Value,   Investment       (both                  Total from  from Net             Distributions
Fiscal Year or       Beginning   Income      realized and Contribution Investment Investment Tax Return from Capital
Period               of Period (Loss) (a)    unrealized)  from Adviser Operations   Income   of Capital     Gains
---------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Real Estate Investment Fund
Class A
Year ended 11/30/07   $30.00     $ .35          $(1.86)      $0.00       $(1.51)    $(.28)     $0.00       $(2.68)
Year ended 11/30/06    22.04       .15            8.06        0.00         8.21      (.25)      0.00         0.00
Year ended 11/30/05    19.15       .32            2.87        0.00         3.19      (.30)      0.00         0.00
Year ended 11/30/04    14.90       .27(d)         4.50        0.00         4.77      (.52)      0.00         0.00
Year ended 11/30/03    11.52       .37            3.53        0.00         3.90      (.52)      0.00         0.00
Class R
Year ended 11/30/07   $29.97     $ .06          $(1.66)      $0.00       $(1.60)    $(.23)     $0.00       $(2.68)
Year ended 11/30/06    22.01      (.22)(o)        8.38        0.00         8.16      (.20)      0.00         0.00
3/01/05(g) to
 11/30/05              18.97       .39            2.81        0.00         3.20      (.16)      0.00         0.00
Class K
Year ended 11/30/07   $29.69     $ .36(o)       $(1.15)      $0.00       $(1.51)    $(.31)     $0.00       $(2.68)
Year ended 11/30/06    22.03      (.07)(o)        8.28        0.00         8.21      (.28)      0.00         0.00
3/01/05(g) to
 11/30/05              18.97       .38            2.87        0.00         3.25      (.19)      0.00         0.00
Class I
Year ended 11/30/07   $29.97     $ .36          $(1.78)      $0.00       $(1.42)    $(.38)     $0.00       $(2.68)
Year ended 11/30/06    22.01       .21            8.08        0.00         8.29      (.33)      0.00         0.00
3/01/05(g) to
 11/30/05              18.97       .53            2.76        0.00         3.29      (.25)      0.00         0.00

AllianceBernstein International Value Fund
Class A
Year ended 11/30/07   $23.05     $ .50          $ 2.18       $0.00       $ 2.68     $(.40)     $0.00       $(1.15)
Year ended 11/30/06    18.10       .39(d)         5.80        0.00         6.19      (.23)      0.00        (1.01)
Year ended 11/30/05    16.22       .26(d)         2.15        0.00         2.41      (.17)      0.00         (.36)
Year ended 11/30/04    12.82       .16(d)(e)      3.37        0.00         3.53      (.13)      0.00         0.00
Year ended 11/30/03     9.83       .13(d)         2.96        0.00         3.09      (.10)      0.00         0.00
Class R
Year ended 11/30/07   $22.98     $ .45(d)       $ 2.15       $0.00       $ 2.60     $(.41)     $0.00       $(1.15)
Year ended 11/30/06    18.09       .30(d)         5.83        0.00         6.13      (.23)      0.00        (1.01)
Year ended 11/30/05    16.23       .22(d)         2.16        0.00         2.38      (.16)      0.00         (.36)
Year ended 11/30/04    12.82       .02(d)(e)      3.48        0.00         3.50      (.09)      0.00         0.00
11/03/03(g) to
 11/30/03              12.60       .00(d)(k)       .22        0.00          .22      0.00       0.00         0.00
Class K
Year ended 11/30/07   $23.02     $ .53          $ 2.15       $0.00       $ 2.68     $(.45)     $0.00       $(1.15)
Year ended 11/30/06    18.11       .27(d)         5.93        0.00         6.20      (.28)      0.00        (1.01)
3/01/05(g) to
 11/30/05              17.14       .11(d)          .86        0.00          .97      0.00       0.00         0.00
Class I
Year ended 11/30/07   $23.12     $ .58          $ 2.18       $0.00       $ 2.76     $(.45)     $0.00       $(1.15)
Year ended 11/30/06    18.14       .47(d)         5.81        0.00         6.28      (.29)      0.00        (1.01)
3/01/05(g) to
 11/30/05              17.14       .09(d)          .91        0.00         1.00      0.00       0.00         0.00

AllianceBernstein Global Value Fund
Class A
Year ended 11/30/07   $16.72     $ .23          $  .89       $0.00       $ 1.12     $(.27)     $0.00       $(1.38)
Year ended 11/30/06    13.87       .21            3.30        0.00         3.51      (.14)      0.00         (.52)
Year ended 11/30/05    12.61       .15(d)         1.68        0.00         1.83      (.16)      0.00         (.41)
Year ended 11/30/04    10.52       .11(d)(e)      2.09        0.00         2.20      (.11)      0.00         0.00
Year ended 11/30/03     8.57       .10(d)         1.91        0.00         2.01      (.06)      0.00         0.00
Class R
Year ended 11/30/07   $16.62     $ .17          $  .89       $0.00       $ 1.06     $(.26)     $0.00       $(1.38)
Year ended 11/30/06    13.86       .19            3.26        0.00         3.45      (.17)      0.00         (.52)
3/01/05(g) to
 11/30/05              12.90       .01(d)          .95        0.00          .96      0.00       0.00         0.00
Class K
Year ended 11/30/07   $16.72     $ .21          $  .89       $0.00       $ 1.10     $(.30)     $0.00       $(1.38)
Year ended 11/30/06    13.88       .18            3.32        0.00         3.50      (.14)      0.00         (.52)
3/01/05(g) to
 11/30/05              12.90       .14(d)          .84        0.00          .98      0.00       0.00         0.00
Class I
Year ended 11/30/07   $16.76     $ .27          $  .91       $0.00       $ 1.18     $(.31)     $0.00       $(1.38)
Year ended 11/30/06    13.90       .26            3.30        0.00         3.56      (.18)      0.00         (.52)
3/01/05(g) to
 11/30/05              12.90       .04(d)          .96        0.00         1.00      0.00       0.00         0.00



Please refer to the footnotes on pages 58 and 59.

Less Distributions                                                    Ratios/Supplemental Data
------------------                                   ---------------------------------------------------------
                                                                     Ratio of     Ratio of Net
                                                      Net Assets,    Expenses     Income (Loss)
Total Dividends    Net Asset Value,                  End of Period  to Average     to Average       Portfolio
and Distributions   End of Period   Total Return (b) (000s Omitted) Net Assets     Net Assets     Turnover Rate
---------------------------------------------------------------------------------------------------------------

      $ (.28)           $25.53           (5.27)%       $  164,223      1.24%           1.29%           102%
        (.25)            30.00           37.50            222,701      1.20(c)          .59(c)          49
        (.30)            22.04           16.83            128,890      1.35            1.58             46
        (.52)            19.15           32.70             88,162      1.31(f)         1.67(d)(e)       39
        (.52)            14.90           34.89             57,701      1.74            2.84             30

      $(2.91)           $25.46           (5.60)%       $    2,471      1.56%            .21%           102%
        (.20)            29.97           37.27                671      1.48(c)         (.81)(c)         49
        (.16)            22.01           16.99                 58      1.69(f)(h)      2.89(h)          46

      $(2.99)           $25.46           (5.28)%       $    9,029      1.34%          (1.46)%          102%
        (.28)            29.96           37.55                387      1.16(c)         (.30)(c)         49
        (.19)            22.03           17.27                 42      1.37(h)         2.72(h)          46

      $(3.06)           $25.49           (4.97)%       $    5,060       .91%           1.34%           102%
        (.33)            29.97           38.04              4,321       .86(c)          .81(c)          49
        (.25)            22.01           17.48              1,059      1.15(h)         4.03(h)          46

      $(1.55)           $24.18           12.23%        $6,056,019      1.11%           2.11%            21%
       (1.24)            23.05           36.20          3,285,006      1.19(c)         1.92(c)(d)       23
        (.53)            18.10           15.31          1,262,495      1.20(f)         1.57(d)          26
        (.13)            16.22           27.77            455,933      1.20(f)         1.12(d)(e)       22
        (.10)            12.82           31.80            180,443      1.20(f)         1.22(d)          20

      $(1.56)           $24.02           11.88%        $  165,221      1.40%(f)        1.89%(d)         21%
       (1.24)            22.98           35.87             44,196      1.40(c)(f)      1.47(c)(d)       23
        (.52)            18.09           15.09              4,115      1.40(f)         1.30(d)          26
        (.09)            16.23           27.46                960      1.40(f)          .12(d)(e)       22
        0.00             12.82            1.75                 10      1.40(f)(h)       .40(d)(h)       20

      $(1.60)           $24.10           12.24%        $  340,196      1.10%           2.19%            21%
       (1.29)            23.02           36.30             72,884      1.13(c)         1.40(c)(d)       23
        0.00             18.11            5.66                106      1.15(f)(h)      1.07(d)(h)       26

      $(1.60)           $24.28           12.60%        $1,415,575       .75%           2.43%            21%
       (1.30)            23.12           36.73            638,419       .82(c)         2.27(c)(d)       23
        0.00             18.14            5.83            180,185       .90(f)(h)       .75(d)(h)       26

      $(1.65)           $16.19            7.08%        $  182,644      1.30%(c)        1.35%(c)         25%
        (.66)            16.72           26.37             67,102      1.33(c)         1.39(c)          29
        (.57)            13.87           15.09             34,632      1.45(f)         1.17(d)          25
        (.11)            12.61           21.09             23,536      1.41(f)          .97(d)(e)       38
        (.06)            10.52           23.64             16,298      1.50(f)         1.05(d)          29

      $(1.64)           $16.04            6.71%        $    7,533      1.59%(c)        1.02%(c)         25%
        (.69)            16.62           26.01              3,596      1.60(c)         1.22(c)          29
        0.00             13.86            7.44                364      1.70(f)(h)       .06(d)(h)       25

      $(1.68)           $16.14            6.95%        $    1,129      1.35%(c)        1.30%(c)         25%
        (.66)            16.72           26.29                592      1.41(c)         1.40(c)          29
        0.00             13.88            7.60                 11      1.45(f)(h)      1.34(d)(h)       25

      $(1.69)           $16.25            7.42%        $   56,417       .95%(c)        1.67%(c)         25%
        (.70)            16.76           26.79             39,566      1.01(c)         1.72(c)          29
        0.00             13.90            7.75             26,796      1.20(f)(h)       .41(d)(h)       25



Please refer to the footnotes on pages 58 and 59.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


(c)The ratio includes expenses attributable to the cost of proxy solicitation.

(d)Net of fees and expenses waived/reimbursed by the Adviser.

(e)Net of fees and expenses waived/reimbursed by the Transfer Agent.

(f)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:



                                                      2003    2004    2005    2006   2007
------------------------------------------------------------------------------------------
AllianceBernstein Value Fund
Class A                                                 --   1.32%      --      --     --
Class R                                                 --   1.54%      --      --     --
Class K                                                 --      --      --      --  1.01%
Class I                                                 --      --      --      --     --

AllianceBernstein Small/Mid Cap Value Fund
Class A                                              1.79%   1.58%   1.44%   1.31%* 1.27%*
Class R                                              1.96%** 1.85%   1.67%   1.55%* 1.51%*
Class K                                                 --      --   1.40%** 1.28%* 1.23%*
Class I                                                 --      --   1.08%**  .89%*  .85%*

AllianceBernstein Growth and Income Fund
Class A                                                 --   1.13%      --      --     --
Class R                                                 --   1.27%**    --      --     --
Class K                                                 --              --      --     --
Class I                                                 --              --      --     --

AllianceBernstein Focused Growth & Income Fund
Class A                                                 --   1.34%      --      --     --
Class R                                                 --   1.59%      --      --     --
Class K                                                 --      --      --      --     --
Class I                                                 --      --      --      --     --

AllianceBernstein Balanced Shares Fund
Class A                                                 --   1.00%      --      --     --
Class R                                                 --   1.22%      --      --     --
Class K                                                 --      --      --      --     --
Class I                                                 --      --      --      --     --

AllianceBernstein Utility Income Fund
Class A                                              1.70%   1.53%      --      --     --
Class R                                                 --      --      --      --     --
Class K                                                 --      --      --      --     --
Class I                                                 --      --      --      --     --

AllianceBernstein Global Real Estate Investment Fund
Class A                                                 --   1.55%      --      --     --
Class R                                                 --      --   1.70%**    --     --
Class K                                                 --      --      --      --     --
Class I                                                 --      --      --      --     --

AllianceBernstein International Value Fund
Class A                                              1.93%   1.64%   1.37%      --     --
Class R                                              2.31%** 1.84%   1.66%   1.50%* 1.41%*
Class K                                                 --      --   1.42%**    --     --
Class I                                                 --      --   1.00%**    --     --

AllianceBernstein Global Value Fund
Class A                                              1.89%   1.65%   1.46%      --     --
Class R                                                 --      --   1.96%      --     --
Class K                                                 --      --   1.55%      --     --
Class I                                                 --      --   1.44%      --     --

  ------

  * The ratio includes expenses attributable to the cost of proxy solicitation.

  **Annualized.

(g)Commencement of distribution.

(h)Annualized.

(i)Net of fees and expenses waived by the Distributor.


(j)Amount is less than $.005.


(k)Includes the impact of proceeds received and credited to the AllianceBernstein Growth and Income Fund and the AllianceBernstein Balanced Shares Fund resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended
   October 31,2007 by 0.78% and for the year ended November 30, 2007 by 0.13%, respectively.

(l)Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:



AllianceBernstein Focused Growth & Income Fund 2007
----------------------------------------------------
                   Class A                     1.20%
                   Class R                     1.42%
                   Class K                     1.12%
                   Class I                      .77%

AllianceBernstein Utility Income Fund
----------------------------------------------------
                   Class A                     1.19%
                   Class R                     1.47%
                   Class K                     1.16%
                   Class I                      .84%



(m)Amount includes contribution from Adviser of less than $.01.

(n)Change in fiscal year end.

(o)Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


AllianceBernstein Value Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
      2       10,392.90      519.65    10,912.55     111.31     10,801.24
      3       10,801.24      540.06    11,341.30     115.68     11,225.62
      4       11,225.62      561.28    11,786.90     120.23     11,666.67
      5       11,666.67      583.33    12,250.00     124.95     12,125.05
      6       12,125.05      606.25    12,731.30     129.86     12,601.44
      7       12,601.44      630.07    13,231.51     134.96     13,096.55
      8       13,096.55      654.83    13,751.38     140.26     13,611.12
      9       13,611.12      680.56    14,291.68     145.78     14,145.90
      10      14,145.90      707.30    14,853.20     151.50     14,701.70
      --------------------------------------------------------------------
      Total               $5,983.33               $1,281.63


AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns    Expenses*    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
      2       10,379.25      518.96    10,898.21     138.41     10,759.80
      3       10,759.80      537.99    11,297.79     143.48     11,154.31
      4       11,154.31      557.72    11,712.03     148.74     11,563.29
      5       11,563.29      578.16    12,141.45     154.20     11,987.25
      6       11,987.25      599.36    12,586.61     159.85     12,426.76
      7       12,426.76      621.34    13,048.10     165.71     12,882.39
      8       12,882.39      644.12    13,526.51     171.79     13,354.72
      9       13,354.72      667.74    14,022.46     178.09     13,844.37
      10      13,844.37      692.22    14,536.59     184.61     14,351.98
      --------------------------------------------------------------------
      Total               $5,917.61               $1,565.63




AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $   99.75    $10,400.25
      2       10,400.25      520.01    10,920.26     103.74     10,816.52
      3       10,816.52      540.83    11,357.35     107.89     11,249.46
      4       11,249.46      562.47    11,811.93     112.21     11,699.72
      5       11,699.72      584.99    12,284.71     116.70     12,168.01
      6       12,168.01      608.40    12,776.41     121.38     12,655.03
      7       12,655.03      632.75    13,287.78     126.23     13,161.55
      8       13,161.55      658.08    13,819.63     131.29     13,688.34
      9       13,688.34      684.42    14,372.76     136.54     14,236.22
      10      14,236.22      711.81    14,948.03     142.01     14,806.02
      --------------------------------------------------------------------
      Total               $6,003.76               $1,197.74

AllianceBernstein Focused Growth & Income Fund

--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns    Expenses*    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
      2       10,374.00      518.70    10,892.70     131.80     10,760.90
      3       10,760.90      538.05    11,298.95     136.72     11,162.23
      4       11,162.23      558.11    11,720.34     141.82     11,578.52
      5       11,578.52      578.93    12,157.45     147.11     12,010.34
      6       12,010.34      600.52    12,610.86     152.59     12,458.27
      7       12,458.27      622.91    13,081.18     158.28     12,922.90
      8       12,922.90      646.15    13,569.05     164.19     13,404.86
      9       13,404.86      670.24    14,075.10     170.31     13,904.79
      10      13,904.79      695.24    14,600.03     176.66     14,423.37
      --------------------------------------------------------------------
      Total               $5,928.85               $1,505.48


AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $   96.60    $10,403.40
      2       10,403.40      520.17    10,923.57     100.50     10,823.07
      3       10,823.07      541.15    11,364.22     104.55     11,259.67
      4       11,259.67      562.98    11,822.65     108.77     11,713.88
      5       11,713.88      585.69    12,299.57     113.16     12,186.41
      6       12,186.41      609.32    12,795.73     117.72     12,678.01
      7       12,678.01      633.90    13,311.91     122.47     13,189.44
      8       13,189.44      659.47    13,848.91     127.41     13,721.50
      9       13,721.50      686.08    14,407.58     132.55     14,275.03
      10      14,275.03      713.65    14,988.78     137.90     14,850.88
      --------------------------------------------------------------------
      Total               $6,012.51               $1,161.63


AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
      2       10,374.00      518.70    10,892.70     130.71     10,761.99
      3       10,761.99      538.10    11,300.09     135.60     11,164.49
      4       11,164.49      558.22    11,722.71     140.67     11,582.04
      5       11,582.04      579.10    12,161.14     145.93     12,015.21
      6       12,015.21      600.76    12,615.97     151.39     12,464.58
      7       12,464.58      623.23    13,087.81     157.05     12,930.76
      8       12,930.76      646.54    13,577.30     162.93     13,414.37
      9       13,414.37      670.72    14,085.09     169.02     13,916.07
      10      13,916.07      695.80    14,611.87     175.34     14,436.53
      --------------------------------------------------------------------
      Total               $5,931.17               $1,494.64


AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  130.20    $10,369.80
      2       10,369.80      518.49    10,888.29     135.01     10,753.28
      3       10,753.28      537.66    11,290.94     140.01     11,150.93
      4       11,150.93      557.55    11,708.48     145.19     11,563.29
      5       11,563.29      578.16    12,141.45     150.55     11,990.90
      6       11,990.90      599.55    12,590.45     156.12     12,434.33
      7       12,434.33      621.72    13,056.05     161.90     12,894.15
      8       12,894.15      644.71    13,538.86     167.88     13,370.98
      9       13,370.98      668.55    14,039.53     174.09     13,865.44
      10      13,865.44      693.27    14,558.71     180.53     14,378.18
      --------------------------------------------------------------------
      Total               $5,919.66               $1,541.48

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  116.55    $10,383.45
      2       10,383.45      519.17    10,902.62     121.02     10,781.60
      3       10,781.60      539.08    11,320.68     125.66     11,195.02
      4       11,195.02      559.75    11,754.77     130.48     11,624.29
      5       11,624.29      581.21    12,205.50     135.48     12,070.02
      6       12,070.02      603.50    12,673.52     140.68     12,532.84
      7       12,532.84      626.64    13,159.48     146.07     13,013.41
      8       13,013.41      650.67    13,664.08     151.67     13,512.41
      9       13,512.41      675.62    14,188.03     157.49     14,030.54
      10      14,030.54      701.53    14,732.07     163.53     14,568.54
      --------------------------------------------------------------------
      Total               $5,957.17               $1,388.63


AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------


                         Hypothetical Investment              Hypothetical
            Hypothetical Performance    After    Hypothetical    Ending
      Year   Investment    Earnings    Returns     Expenses    Investment
      --------------------------------------------------------------------
      1      $10,000.00   $  500.00   $10,500.00  $  136.50    $10,363.50
      2       10,363.50      518.18    10,881.68     141.46     10,740.22
      3       10,740.22      537.01    11,277.23     146.60     11,130.63
      4       11,130.63      556.53    11,687.16     151.93     11,535.23
      5       11,535.23      576.76    12,111.99     157.46     11,954.53
      6       11,954.53      597.73    12,552.26     163.18     12,389.08
      7       12,389.08      619.45    13,008.53     169.11     12,839.42
      8       12,839.42      641.97    13,481.39     175.26     13,306.13
      9       13,306.13      665.31    13,971.44     181.63     13,789.81
      10      13,789.81      689.49    14,479.30     188.23     14,291.07
      --------------------------------------------------------------------
      Total               $5,902.43               $1,611.36


*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:         AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

On the Internet: www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


       Fund                                                 SEC File No.
       -----------------------------------------------------------------
       AllianceBernstein Value Fund                          811-10221
       AllianceBernstein Small/Mid Cap Value Fund            811-10221
       AllianceBernstein Growth and Income Fund              811-00126
       AllianceBernstein Focused Growth & Income Fund        811-09687
       AllianceBernstein Balanced Shares                     811-00134
       AllianceBernstein Utility Income Fund                 811-07916
       AllianceBernstein Global Real Estate Investment Fund  811-07707
       AllianceBernstein International Value Fund            811-10221
       AllianceBernstein Global Value Fund                   811-10221


  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources including:
  (1) account documentation, including applications or other forms, which may include information such as a client's name, address, phone number, social security number, assets, income, and other household information,
  (2) client's transactions with us and others such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.


                                    [GRAPHIC]



                                                             PRO-RTMT-0103-0308

(LOGO)

                                                        ALLIANCEBERNSTEIN TRUST:
                                                    ALLIANCEBERNSTEIN VALUE FUND
                                      ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
                                      ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
                                             ALLIANCEBERNSTEIN GLOBAL VALUE FUND

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 3, 2008

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus for AllianceBernstein(R) Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund (each a "Fund" and together the "Funds") dated March 3, 2008, offering the Class A, Class B, Class C and Advisor Class shares of the Funds and the current Prospectus, dated March 3, 2008, offering Class A, Class R, Class K and Class I shares of the Funds (each a "Prospectus" and together, the "Prospectuses"). Financial statements for each Fund for the year ended November 30, 2007 are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Description of the Trust and the Funds.......................................2
Management of the Funds......................................................25
Expenses of the Funds........................................................48
Purchase of Shares...........................................................57
Redemption and Repurchase of Shares..........................................81
Shareholder Services.........................................................84
Net Asset Value..............................................................87
Dividends, Distributions and Taxes...........................................89
Portfolio Transactions.......................................................95
General Information..........................................................100
Financial Statements and Report of Independent
  Registered Public Accounting Firm..........................................119
Appendix A:  Statement of Policies and Procedures
  For Voting Proxies.........................................................A-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                     DESCRIPTION OF THE TRUST AND THE FUNDS

--------------------------------------------------------------------------------

          AllianceBernstein Trust (the "Trust") is an open-end investment company whose shares are offered in separate series referred to as "Funds." Each Fund is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that Fund. (See "Investing in the Funds," in your Prospectus.) The Fund currently has four portfolios:
AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, which are described in this SAI.

          Except as noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Trustees of the Trust without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          Each Fund's respective investment objective is long-term growth of capital.

Additional Investment Policies and Practices
--------------------------------------------

          The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Derivatives
-----------

          Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may, but are not required to, use derivatives for risk management purposes or as part of their investment practices. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Funds, are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction may be created.


          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.



          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.



          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Fund's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Funds.
          ---------------------------------------------------------

          --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


          The Funds will enter into forward currency exchange contracts to attempt to minimize the risk to a Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Funds may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Funds may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below under "Currency Transactions".


          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


          The Funds may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Funds will segregate and mark to market liquid assets in an amount at least equal to a Fund's obligations under any forward currency exchange contracts.

          --Options on Securities. The Funds may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          The Funds may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. The Funds will not write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Funds also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Funds may purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          Each Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein L.P., the Fund's investment adviser ("the Adviser"), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Funds may write (sell) call and put options and purchase call and put options on securities indices.

          If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

          The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities a Fund owns.

          --Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Funds may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          In addition to using options for the hedging purposes described above, a Fund may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Funds may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Fund and do not present attractive investment opportunities. For example, a Fund may purchase call options in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, a Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that a Fund does not own. The Funds would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary marker for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.


          --Futures Contracts and Options on Futures Contracts. Futures contracts that the Funds may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Funds may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Funds may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.


          The Funds may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Funds will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, a Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

          --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Funds will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          --Currency Swaps. Each Fund may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination of the transaction. Since currency swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account for the relevant Fund by a Fund's custodian. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.


          --Currency Transactions. The Funds may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Adviser will actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

          --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Funds normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Funds also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

          The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

          At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Funds will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Funds do not intend to enter into forward commitments for speculative purposes and they intend to adhere to the provisions of the Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Funds will limit their investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in the Funds that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted under Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to that Fund's expenses. The Funds may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          The Funds may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Funds may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Funds will have the right to call a loan and obtain the securities loaned at any time on five days' notice.

          While securities are on loan, the borrower will pay a Fund any income from the securities. The Funds may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          The Funds will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Funds will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
---------------


          The Funds may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Funds' Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          Each Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
-------------------

          Each Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio; however, each Fund does not presently intend to invest more than 10% of its total assets in such warrants. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Certain Risk Considerations
---------------------------

          Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

          Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund will invest and could adversely affect a Fund's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

          Although a Fund may value its assets in terms of U.S. Dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          For many foreign securities, there are U.S. Dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.


          Foreign Currency Transactions. The Funds may invest in securities denominated in foreign currencies and a corresponding portion of the Funds' revenues will be received in such currencies. In addition, the Funds may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Funds' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Funds' income. The Funds will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Funds have this ability, there is no certainty as to whether and to what extent the Funds will engage in these practices.


          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect a Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


          The Funds will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


          If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Funds must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Funds may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.


          1940 Act Restrictions. Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Each Fund will maintain asset coverage of any outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Fund to incur related transaction costs and to realize taxable gains.


Fundamental Investment Policies
-------------------------------

          Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of a Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, each Fund may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Funds have adopted but that is not fundamental and is subject to change without shareholder approval.

          Each Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision and control of the Funds' Board of Trustees (see "Management of the Fund" in your Prospectus).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2007, totaling approximately $800 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2007, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.4% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of December 31, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.8% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holdings Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.2% in the Adviser. As of December 31, 2007, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Funds and pays all compensation of Trustees and officers of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Trustees of the Trust to serve as the Trust's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Value Fund paid the Adviser a fee effective September 7, 2004 of .55% of 1% of the first $2.5 billion, .45% of 1% of the excess over $2.5 billion up to $5 billion, and .40% of 1% of the excess over $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2007, November 30, 2006, and November 30, 2005, the Adviser earned from the Fund $6,879,856, $5,179,199 and $5,435,665, respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Small/Mid Cap Value Fund paid the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2007, November 30, 2006, and November 30, 2005, the Adviser earned from the Fund $8,893,778, $6,506,004 and $5,179,800 (net of $1,229,937, $1,540,451 and $2,992,595, which was waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein International Value Fund pays the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2007, November 30, 2006, and November 30, 2005, the Adviser earned from the Fund $70,077,083, $30,959,206 and $12,957,260 (net of $14,819, $20,048 and $3,364,158, which was waived by the
Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and 0.90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Global Value Fund pays the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Portfolio's previously effective advisory fee was waived to this amount by the Adviser after January 1,
2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2007, November 30, 2006, and November 30, 2005, the Adviser earned from the Fund $3,587,359, $2,228,828 and $1,505,082 (net of $0,
$0, and $9,490, which was waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments specifically approved by the Trustees. For the fiscal year ended November 30, 2007, after any waiver or reimbursement, AllianceBernstein Value Fund paid $91,737, AllianceBernstein Global Value Fund paid $91,500, AllianceBernstein International Value Fund paid $93,728, and AllianceBernstein Small/Mid Cap Value Fund paid $0 to the Adviser for such services.

          The Advisory Agreement became effective on January 31, 2001. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on January 31, 2001.

          The Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of each Fund's outstanding voting securities or by the Trust's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons", as defined by the 1940 Act, of such parties. Continuance of the Advisory Agreement was approved for an additional term at a meeting of the Trustees on May 1-3, 2007.

          The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund or by a vote of a majority of the Trust's Trustees, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

          ALLIANCEBERNSTEIN VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2007 are set forth below:

                                        DOLLAR RANGES OF EQUITY
                                        SECURITIES IN THE FUND(2)
                                        -------------------------

     Marilyn G. Fedak(3)                    Over $1,000,000
     John Mahedy                          $100,001 - $500,000
     Christopher Marx                      $10,001 - $50,000
     John D. Phillips                            None

----------

(2) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


(3) For information presented as of the fiscal year ended November 30, 2007, with respect to Ms. Fedak, if unvested shares awarded for calendar year 2007 and previous years under the Plan were included, the range would be over $1,000,000.


          As of November 30, 2007, employees of the Adviser had approximately $25,438,324 invested in shares of the Fund and approximately $604,911,208 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2007.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                     Total                         Registered    of Registered
                     Number of    Total Assets     Investment    Investment
                     Registered   of Registered    Companies     Companies
                     Investment   Investment       Managed with  Managed with
                     Companies    Companies        Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Marilyn G. Fedak         123      $89,764,000,000        3       $12,526,000,000
--------------------------------------------------------------------------------
John Mahedy              121      $88,750,000,000        3       $12,526,000,000
--------------------------------------------------------------------------------
Christopher Marx         30       $32,400,000,000        1        $6,781,000,000
--------------------------------------------------------------------------------
John D. Phillips         29       $31,228,000,000        1        $6,781,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                     Total Number  Total Assets     Investment    Investment
                     of Pooled     of Pooled        Vehicles      Vehicles
                     Investment    Investment       Managed with  Managed with
                     Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager    Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Marilyn G. Fedak         123       $34,724,000,000        None    $775,000,000
--------------------------------------------------------------------------------
John Mahedy              122       $34,536,000,000        None    $775,000,000
--------------------------------------------------------------------------------
Christopher Marx         19         $3,585,000,000        None        None
--------------------------------------------------------------------------------
John D. Phillips         19         $3,585,000,000        None        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                                                   Other         of Other
                     Total                         Accounts      Accounts
                     Number       Total Assets     Managed       Managed
                     of Other     of Other         with          with
                     Accounts     Accounts         Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Marilyn G. Fedak       44,419     $184,301,000,000       103     $18,391,000,000
--------------------------------------------------------------------------------
John Mahedy            44,398     $181,096,000,000        99     $17,735,000,000
--------------------------------------------------------------------------------
Christopher Marx       43,641     $ 55,167,000,000        12      $3,181,000,000
--------------------------------------------------------------------------------
John D. Phillips       43,641     $ 55,167,000,000        12      $3,181,000,000
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2007 are set forth below:

                                   DOLLAR RANGES OF EQUITY
                                   SECURITIES IN THE FUND(5)
                                   -------------------------

     Joseph G. Paul                          None
     James W. MacGregor                $10,001 - $50,000
     Andrew J. Weiner                        None

----------

(5) The ranges presented above include vested shares awarded under Alliance's Partners Compensation Plan (the "Plan").


          As of November 30, 2007, employees of the Adviser had approximately $7,509,619 invested in shares of the Fund and approximately $604,911,208 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2007.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                   Number of     Total Assets
                     Total                         Registered    of Registered
                     Number of    Total Assets     Investment    Investment
                     Registered   of Registered    Companies     Companies
                     Investment   Investment       Managed with  Managed with
                     Companies    Companies        Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul           26       $ 4,982,000,000       None           None
--------------------------------------------------------------------------------
James W. MacGregor       128      $90,550,000,000        3       $12,526,000,000
--------------------------------------------------------------------------------
Andrew J. Weiner         33       $ 6,928,000,000       None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                     Total Number  Total Assets     Investment    Investment
                     of Pooled     of Pooled        Vehicles      Vehicles
                     Investment    Investment       Managed with  Managed with
                     Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager    Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul           35        $ 9,404,000,000        1       $1,128,000,000
--------------------------------------------------------------------------------
James W. MacGregor       127       $34,791,000,000       None     $  775,000,000
--------------------------------------------------------------------------------
Andrew J. Weiner         40        $ 9,659,000,000        1       $1,128,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number of     Total Assets
                                                   Other         of Other
                     Total                         Accounts      Accounts
                     Number      Total Assets      Managed       Managed
                     of Other    of Other          with          with
                     Accounts    Accounts          Performance-  Performance-
Portfolio Manager    Managed     Managed           based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul         57        $  2,428,000,000       None           None
--------------------------------------------------------------------------------
James W. MacGregor     44,450    $182,506,000,000       99       $17,735,000,000
--------------------------------------------------------------------------------
Andrew J. Weiner       109       $  3,839,000,000       None           None
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals(6) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(6) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2007 are set forth below:

                                    DOLLAR RANGES OF EQUITY
                                    SECURITIES IN THE FUND(7)
                                    -------------------------

     Sharon E. Fay(8)                   Over $1,000,000
     Kevin F. Simms(8)                  Over $1,000,000
     Henry S. D'Auria(8)                Over $1,000,000
     Eric J. Franco(8)                $100,001 - $500,000

----------

(7) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


(8) For information presented as of the fiscal year ended November 30, 2007, with respect to each of Ms. Fay, Mr. Franco, Mr. Simms and Mr. D'Auria, if unvested shares awarded for calendar year 2007 and previous years under the Plan were included, the range would be over $1,000,000, $500,001 - $1,000,000, over $1,000,000 and over $1,000,000, respectively.

(9) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          Overall, as of November 30, 2007, employees of the Adviser had approximately $82,733,144 invested in shares of the Fund and approximately $604,911,208 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2007.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                  Number of     Total Assets
                     Total                         Registered    of Registered
                     Number of    Total Assets     Investment    Investment
                     Registered   of Registered    Companies     Companies
                     Investment   Investment       Managed with  Managed with
                     Companies    Companies        Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Sharon E. Fay            135      $80,730,000,000         3      $12,526,000,000
--------------------------------------------------------------------------------
Kevin F. Simms           135      $80,730,000,000         3      $12,526,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria         85       $44,122,000,000         2      $ 5,744,000,000
--------------------------------------------------------------------------------
Eric J. Franco            3       $ 1,509,000,000       None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                     Total Number  Total Assets     Investment    Investment
                     of Pooled     of Pooled        Vehicles      Vehicles
                     Investment    Investment       Managed with  Managed with
                     Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager    Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay            134       $44,899,000,000       None     $1,569,000,000
--------------------------------------------------------------------------------
Kevin F. Simms           146       $51,026,000,000        1       $2,697,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria         99        $38,867,000,000       None     $1,569,000,000
--------------------------------------------------------------------------------
Eric J. Franco            1        $   188,000,000       None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                                                   Other         of Other
                     Total                         Accounts      Accounts
                     Number       Total Assets     Managed       Managed
                     of Other     of Other         with          with
                     Accounts     Accounts         Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay          44,517     $221,973,000,000       140     $30,154,000,000
--------------------------------------------------------------------------------
Kevin F. Simms         44,517     $221,973,000,000       140     $30,154,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria        871       $165,788,000,000       128     $26,973,000,000
--------------------------------------------------------------------------------
Eric J. Franco           21       $  3,205,000,000        4      $   657,000,000
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN GLOBAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the Adviser's International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals(9) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2007 are set forth below:

                                       DOLLAR RANGES OF EQUITY
                                       SECURITIES IN THE FUND(10)
                                       --------------------------

     Sharon E. Fay(11)                       Over $1,000,000
     Kevin F. Simms(11)                      Over $1,000,000
     Henry S. D'Auria(11)                    Over $1,000,000
     Eric J. Franco                               None


----------
(10) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


(11) For information presented as of the fiscal year ended November 30, 2007, with respect to each of Ms. Fay, Mr. Simms and Mr. D'Auria, if unvested shares for calendar year 2007 and previous years under the Plan were included, the ranges would be over $1,000,000 for each.

(12) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          As of November 30, 2007, employees of the Adviser had approximately $47,947,790 invested in shares of the Fund and approximately $604,911,208 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2007.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                     Total                         Registered    of Registered
                     Number of    Total Assets     Investment    Investment
                     Registered   of Registered    Companies     Companies
                     Investment   Investment       Managed with  Managed with
                     Companies    Companies        Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay           135       $93,618,000,000        3       $12,526,000,000
--------------------------------------------------------------------------------
Kevin F. Simms          135       $93,618,000,000        3       $12,526,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria        85        $57,010,000,000        2        $5,744,000,000
--------------------------------------------------------------------------------
Eric J. Franco           3        $14,397,000,000       None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                                                    Pooled        of Pooled
                     Total Number  Total Assets     Investment    Investment
                     of Pooled     of Pooled        Vehicles      Vehicles
                     Investment    Investment       Managed with  Managed with
                     Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager    Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay            134       $44,899,000,000       None    $1,569,000,000
--------------------------------------------------------------------------------
Kevin F. Simms           146       $51,026,000,000        1      $2,697,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria         99        $38,867,000,000       None    $1,569,000,000
--------------------------------------------------------------------------------
Eric J. Franco            1        $   188,000,000       None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                                                   Other         of Other
                     Total                         Accounts      Accounts
                     Number       Total Assets     Managed       Managed
                     of Other     of Other         with          with
                     Accounts     Accounts         Performance-  Performance-
Portfolio Manager    Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Sharon E. Fay          44,517     $221,973,000,000       140     $30,154,000,000
--------------------------------------------------------------------------------
Kevin F. Simms         44,517     $221,973,000,000       140     $30,154,000,000
--------------------------------------------------------------------------------
Henry S. D'Auria         871      $165,788,000,000       128     $26,973,000,000
--------------------------------------------------------------------------------
Eric J. Franco           21       $  3,205,000,000        4      $   657,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(12)

----------
(12) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Trustee Information
-------------------

          The business and affairs of the Funds are managed under the direction of the Trustees of the Trust. Certain information concerning the Trustees of the Trust is set forth below.

                                                            PORTFOLIOS     OTHER
                              PRINCIPAL                     IN FUND        TRUSTEESHIPS/
NAME, ADDRESS, *              OCCUPATION(S)                 COMPLEX        DIRECTORSHIPS
AGE AND                       DURING PAST                   OVERSEEN BY    HELD BY
(YEAR ELECTED**)              5 YEARS                       TRUSTEE        TRUSTEE
-------------- -              -----------------             -----------    -------

INTERESTED TRUSTEE

Marc O. Mayer, ***            Executive Vice President of   103            SCB Partners, Inc
1345 Avenue of the Americas   the Adviser since 2001 and                   and SCB Inc.
New York, NY 10105            Executive Managing Director
50                            of AllianceBernstein
(2003)                        Investments, Inc. ("ABI")
                              since 2003; prior thereto,
                              he was head of
                              AllianceBernstein
                              Institutional Investments,
                              a unit of the Adviser, from
                              2001-2003. Prior thereto,
                              Chief Executive Officer of
                              Sanford C. Bernstein & Co.,
                              LLC (institutional research
                              and brokerage arm of
                              Bernstein & Co. LLC) ("SCB
                              & Co.") and its predecessor
                              since prior to 2003.

DISINTERESTED TRUSTEES

Chairman of the Board         Registered Investment         105            None
William H. Foulk, Jr., +, #   Adviser and an Independent
75                            Consultant. He was formerly
(2001)                        Senior Manager of Barrett
                              Associates, Inc., a
                              registered investment
                              adviser, with which he had
                              been associated since prior
                              to 2003. He was formerly
                              Deputy Comptroller and
                              Chief Investment Officer of
                              the State of New York and,
                              prior thereto, Chief
                              Investment Officer of the
                              New York Bank for Savings.

David H. Dievler, #           Independent Consultant.       104            None
78                            Until December 1994, he was
(2001)                        Senior Vice President of
                              AllianceBernstein
                              Corporation ("AB Corp.")
                              (formerly, Alliance Capital
                              Management Corporation)
                              responsible for mutual fund
                              administration. Prior to
                              joining AB Corp. in 1984,
                              he was Chief Financial
                              Officer of Eberstadt Asset
                              Management since 1968.
                              Prior to that, he was a
                              Senior Manager at Price
                              Waterhouse & Co. Member of
                              American Institute of
                              Certified Public
                              Accountants since 1953.

John H. Dobkin, #             Consultant. Formerly,         103            None
65                            President of Save Venice,
(2001)                        Inc. (preservation
                              organization) from
                              2001-2002, a Senior Advisor
                              from June 1999-June 2000
                              and President of Historic
                              Hudson Valley (historic
                              preservation) from December
                              1989-May 1999. Previously,
                              Director of the National
                              Academy of Design and
                              during 1988-1992, Director
                              and Chairman of the Audit
                              Committee of AB Corp.

Michael J. Downey, #          Private investor since        103            Asia Pacific Fund,
64                            January 2004. Formerly,                      Inc., The Merger Fund
(2005)                        managing partner of                          and Prospect Acquisition
                              Lexington Capital, LLC                       Corp. (financial services)
                              (investment advisory firm)
                              from December 1997 until
                              December 2003. Prior
                              thereto, Chairman and CEO
                              of Prudential Mutual Fund
                              Management from 1987 to
                              1993.

D. James Guzy, #              Chairman of the Board of      103            Intel Corporation
71                            PLX Technology                               (semi-conductors) and
(2005)                        (semi-conductors) and of                     Cirrus Logic
                              SRC Computers Inc., with                     Corporation
                              which he has been                            (semi-conductors)
                              associated since prior to
                              2003.

Nancy P. Jacklin, #           Formerly, U.S. Executive      103            None
59                            Director of the
(2006)                        International Monetary Fund
                              (December 2002-May 2006);
                              Partner, Clifford Chance
                              (1992-2002); Sector
                              Counsel, International
                              Banking and Finance, and
                              Associate General Counsel,
                              Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal
                              Reserve Board of Governors
                              (1982-1985); and Attorney
                              Advisor, U.S. Department of
                              the Treasury (1973-1982).
                              Member of the Bar of the
                              District of Columbia and of
                              New York; and member of the
                              Council on Foreign
                              Relations.

Garry L. Moody, #             Formerly, Partner, Deloitte   101            None
55                            & Touche LLP, Vice
(2008)                        Chairman, and U.S. and
                              Global Managing Partner,
                              Investment Management
                              Services Group 1995-2008.
                              President, Fidelity
                              Accounting and Custody
                              Services Company from
                              1993-1995. Partner, Ernst &
                              Young LLP, partner in
                              charge of the Chicago
                              Office's Tax Department,
                              National Director of
                              Investment Management Tax
                              Services from 1975-1993.

Marshall C. Turner, Jr., #    Consultant. Formerly,         103            Xilinx, Inc.
66                            President and CEO, Toppan                    (semi-conductors) and
(2005)                        Photomasks, Inc.                             MEMC Electronic
                              (semi-conductor                              Materials, Inc.
                              manufacturing services)                      (semi-conductor
                              2005-2006, and Chairman                      substrates)
                              and CEO from 2003 until
                              2005, when the company was
                              acquired and renamed from
                              Dupont Photomasks, Inc.
                              Principal, Turner Venture
                              Associates (venture capital
                              and consulting) 1993-2003.

Earl Weiner, #                Of Counsel, and Partner       103            None
68                            prior to January 2007, of
(2007)                        the law firm Sullivan &
                              Cromwell LLP; member of ABA
                              Federal Regulation of
                              Securities Committee Task
                              Force on Fund Director's
                              Guidebook; member of
                              Advisory Board of
                              Sustainable Forestry
                              Management Limited.


----------

* The address for each of the Fund's disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Trustees.

*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

+    Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Trustees in their oversight of the Funds' financial reporting process. The Audit Committee met five times during the Funds' most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met six times during the Funds' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

The dollar range of the Funds' securities owned by each Trustee and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provided investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                         AGGREGATE DOLLAR RANGE
                                    DOLLAR RANGE OF      OF EQUITY SECURITIES IN
                                    EQUITY SECURITIES    THE ALLIANCEBERNSTEIN
                                    IN THE FUNDS AS OF   FUND COMPLEX AS OF
NAME OF TRUSTEE                     DECEMBER 31, 2007    DECEMBER 31, 2007
---------------                     -----------------    -----------------

Marc O. Mayer                       Over $100,000           Over $100,000
David H. Dievler                    Over $100,000           Over $100,000
John H. Dobkin                      Over $100,000           Over $100,000
Michael J. Downey                   $50,001 - $100,000      Over $100,000
William H. Foulk, Jr.               $10,001 - $50,000       Over $100,000
D. James Guzy                       None                  $50,001 - $100,000
Nancy P. Jacklin                    $10,001 - $50,000       Over $100,000
Garry L. Moody*                     None                         None
Marshall C. Turner, Jr.             Over $100,000           Over $100,000
Earl D. Weiner                      $10,001 - $50,000       Over $100,000

----------

*    Mr. Moody became a Trustee on February 1, 2008.

Officer Information
-------------------

Certain information concerning the officers of the Trust is set forth below.

NAME ADDRESS,*        POSITION(S) HELD        PRINCIPAL OCCUPATION
AND AGE               WITH TRUST              DURING PAST 5 YEARS
--------              -----------             -------------------

Marc O. Mayer,        President and Chief     See biography above.
50                    Executive Officer

Philip L Kirstein,    Senior Vice President   Senior Vice President and
62                    and Independent         Independent Compliance Officer of
                      Compliance Officer      the AllianceBernstein Funds, with
                                              which he has been associated since
                                              October 2004. Prior thereto, he
                                              was Of Counsel to Kirkpatrick &
                                              Lockhart, L.P. from October 2003
                                              to October 2004, and General
                                              Counsel of Merrill Lynch
                                              Investment Managers, L.P. since
                                              prior to March 2003.

Sharon E. Fay,        Senior Vice President   Executive Vice President of the
47                                            Adviser,** with which she has been
                                              associated since prior to 2003,
                                              and Chief Investment Officer of
                                              Global Value Equities (since June
                                              2003) and U.K. and European Value
                                              Equities (since prior to 2002).
                                              She has chaired the Global,
                                              European, and U.K. Value
                                              Investment Policy Groups since
                                              prior to 2003. Until 2006, she was
                                              Co-CIO of European and UK Value
                                              Equities.

Marilyn G. Fedak,     Senior Vice President   Executive Vice President of the
61                                            Adviser,** with which she has been
                                              associated since prior to 2003.
                                              She is Head of Sanford C.
                                              Bernstein & Co., Inc.'s Value
                                              Equities Business and Co-Chief
                                              Investment Officer of U.S. Value
                                              Equities.

Joseph G. Paul,       Senior Vice President   Senior Vice President of the
48                                            Adviser,** with which he has been
                                              associated since prior to 2003,
                                              Chief Investment Officer of Small-
                                              and Mid-Cap Value Equities (since
                                              prior to 2003) and Advanced Value
                                              (since prior to 2003), and
                                              Co-Chief Investment Officer of
                                              Real Estate Investments since July
                                              2004.

Kevin F. Simms,       Senior Vice President   Senior Vice President of the
41                                            Adviser,** with which he has been
                                              associated since prior to 2003,
                                              and Co-Chief Investment Officer of
                                              International Value Equities since
                                              2003. He has also been Director of
                                              Research for Global and
                                              International Value Equities since
                                              prior to 2003.

Henry S. D'Auria,     Vice President          Senior Vice President of the
46                                            Adviser**, with which he has been
                                              associated since prior to 2003,
                                              Chief Investment Officer of
                                              Emerging Markets Value Equities
                                              since prior to 2003 and Co-Chief
                                              Investment Officer of
                                              International Value Equities since
                                              June 2003.

Eric J. Franco,       Vice President          Senior Vice President of the
47                                            Adviser**, with which he has been
                                              associated since prior to 2003.

James W. MacGregor,   Vice President          Senior Vice President of the
40                                            Adviser**, with which he has been
                                              associated since prior to 2003,
                                              and Director of Research for
                                              Small- and Mid-Cap Value Equities.

John Mahedy,          Vice President          Senior Vice President of the
44                                            Adviser**, with which he has been
                                              associated since prior to 2003,
                                              Co-Chief Investment Officer of
                                              U.S. Value Equities since 2003 and
                                              Director of Research for U.S.
                                              Value Equities since prior to
                                              2003.

Christopher Marx,     Vice President          Senior Vice President of the
40                                            Adviser**, with which he has been
                                              associated since prior to 2003.

John Phillips,        Vice President          Senior Vice President of the
60                                            Adviser**, with which he has been
                                              associated since prior to 2003.

Andrew Weiner,        Vice President          Senior Vice President of the
39                                            Adviser**, with which he has been
                                              associated since prior to 2003.

Emilie D. Wrapp,      Clerk                   Senior Vice President, Assistant
52                                            General Counsel and Assistant
                                              Secretary of ABI,** with which she
                                              has been associated since prior to
                                              2003.

Joseph J. Mantineo,   Treasurer and Chief     Senior Vice President of ABIS,**
48                    Financial Officer       with which he has been associated
                                              since prior to 2003.

Vincent S. Noto,      Controller              Vice President of ABIS,** with
43                                            which he has been associated since
                                              prior to 2003.

----------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS, and SCB & Co. are affiliates of the Trust.

          The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid by the Trust to each of the Trustees during the Funds' fiscal year ended November 30, 2007, the aggregate compensation paid to each of the Trustees during calendar year 2007 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee are set forth below. None of the Funds or any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                              Total Number of       Total Number of
                                                              Investment            Investment
                                          Total               Companies in the      Portfolios within
                                          Compensation        AllianceBernstein     the AllianceBernstein
                                          from the            Fund Complex,         Fund Complex,
                                          AllianceBernstein   Including the         Including the Trust,
                          Aggregate       Fund Complex,       Trust, as to which    as to which the
                          Compensation    Including the       the Trustee is a      Trustee is a
Name of Trustee           From the Fund   Trust               Director or Trustee   Director or Trustee
----------------          -------------   -----------------   -------------------   -------------------

Marc O. Mayer             $0              $0                        35                   103
David H. Dievler          $15,740         $216,700                  36                   104
John H. Dobkin            $17,301         $241,700                  35                   103
Michael J. Downey         $16,746         $226,300                  35                   103
William H. Foulk, Jr.     $31,601         $443,600                  37                   105
D. James Guzy             $16,746         $226,300                  35                   103
Nancy P. Jacklin          $16,746         $226,300                  35                   103
Garry L. Moody*           $0              $0                        33                   101
Marshall C. Turner, Jr.   $16,746         $225,700                  35                   103
Earl D. Weiner            $16,965         $226,900                  35                   103


----------

*    Mr. Moody was elected as a Trustee of the Trust effective February 1, 2008.


          As of February 1, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each Fund.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Trust has entered into a Distribution Services Agreement on behalf of each Fund (the "Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Funds' shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of their respective Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (each a "Plan" and collectively, the "Plans").


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,098,647, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,204,725. Of the $2,303,372 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $55,993 on the printing and mailing of prospectuses for persons other than current shareholders, $1,497,275 for compensation to broker-dealers and other financial intermediaries (including, $388,828 to ABI), $370,787 for compensation to sales personnel, and $379,317 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,399,765 (net of $979,836, which was waived by the distributor), which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $32,412. Of the $452,342 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $25 was spent on advertising, $1,329 on the printing and mailing of prospectuses for persons other than current shareholders, $423,451 for compensation to broker-dealers and other financial intermediaries (including, $10,980 to ABI), $7,359 for compensation to sales personnel, $10,290 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $9,888 was spent on interest on Class B financing.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,124,682, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $35,431. Of the $1,160,113 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $60 was spent on advertising, $936 on the printing and mailing of prospectuses for persons other than current shareholders, $1,116,277 for compensation to broker-dealers and other financial intermediaries (including, $24,127 to ABI), $19,214 for compensation to sales personnel, $22,986 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $640 was spent on interest on Class C financing.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $20,637, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $54,745. Of the $75,382 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $42,212 for compensation to broker-dealers and other financial intermediaries (including, $16,523 to ABI), $16,795 for compensation to sales personnel, and $16,375 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $14,313 (net of $10,371, which was waived by the distributor), which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $15,974. Of the $19,916 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $11 on the printing and mailing of prospectuses for persons other than current shareholders, $14,130 for compensation to broker-dealers and other financial intermediaries (including, $2,460 to ABI), $3,341 for compensation to sales personnel, $2,434 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,811,665, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,889,586. Of the $3,701,251 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $1,152 was spent on advertising, $6,916 on the printing and mailing of prospectuses for persons other than current shareholders, $2,555,166 for compensation to broker-dealers and other financial intermediaries (including, $584,306 to ABI), $575,782 for compensation to sales personnel, and $562,235 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $841,655 (net of $1,280,802, which was waived by the Distributor), which constituted .95%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $799,396 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $1,996 on the printing and mailing of prospectuses for persons other than current shareholders, $734,662 for compensation to broker-dealers and other financial intermediaries (including, $18,094 to ABI), $18,284 for compensation to sales personnel, $17,297 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $27,157 was spent on interest on Class B financing, and $42,259 was used to offset the distribution expenses paid by the Adviser in prior years.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,172,838, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $246,074. Of the $2,418,912 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $2,240,192 for compensation to broker-dealers and other financial intermediaries (including, $86,283 to ABI), $93,089 for compensation to sales personnel, $83,437 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,194 was spent on interest on Class C financing.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $167,825, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $255,902. Of the $423,727 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $146 was spent on advertising, $26 on the printing and mailing of prospectuses for persons other than current shareholders, $263,465 for compensation to broker-dealers and other financial intermediaries (including, $75,465 to ABI), $86,818 for compensation to sales personnel, and $73,272 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $31,634, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $85,183. Of the $116,817 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $75 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $67,283 for compensation to broker-dealers and other financial intermediaries (including, $26,586 to ABI), $23,924 for compensation to sales personnel, and $25,535 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $15,001,428, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $14,899,489. Of the $29,900,917 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $35,947 on the printing and mailing of prospectuses for persons other than current shareholders, $18,475,063 for compensation to broker-dealers and other financial intermediaries (including, $2,845,556 to ABI), $8,590,668 for compensation to sales personnel, and $2,798,987 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $252 was spent on interest on Class A financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $3,386,208, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,090,306. Of the $6,476,514 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $76 was spent on advertising, $2,759 on the printing and mailing of prospectuses for persons other than current shareholders, $6,201,158 for compensation to broker-dealers and other financial intermediaries (including, $60,810 to ABI), $157,835 for compensation to sales personnel, $58,826 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $55,860 was spent on interest on Class B financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $11,630,953, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $2,462,120. Of the $14,093,073 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $7,263 on the printing and mailing of prospectuses for persons other than current shareholders, $12,022,484 for compensation to broker-dealers and other financial intermediaries (including, $535,464 to ABI), $1,504,049 for compensation to sales personnel, $524,620 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $34,657 was spent on interest on Class C financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $535,674, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $593,333. Of the $1,129,007 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $424 on the printing and mailing of prospectuses for persons other than current shareholders, $664,485 for compensation to broker-dealers and other financial intermediaries (including, $107,408 to ABI), $357,807 for compensation to sales personnel, and $106,291 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $570,566, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,245,345. Of the $1,815,911 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $789 on the printing and mailing of prospectuses for persons other than current shareholders, $875,432 for compensation to broker-dealers and other financial intermediaries (including, $233,831 to ABI), $708,725 for compensation to sales personnel, $230,953 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $12 was spent on interest on Class K shares financing.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $445,899, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,275,539. Of the $1,721,438 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $787 on the printing and mailing of prospectuses for persons other than current shareholders, $993,951 for compensation to broker-dealers and other financial intermediaries (including, $409,804 to ABI), $324,920 for compensation to sales personnel, and $401,780 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $281,197, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $184,696 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $20 was spent on advertising, $495 on the printing and mailing of prospectuses for persons other than current shareholders, $164,394 for compensation to broker-dealers and other financial intermediaries (including, $11,302 to ABI), $6,036 for compensation to sales personnel, $10,421 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $3,330 was spent on interest on Class B financing and $96,501 may be used to offset the distribution service fee paid in future years.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $254,610, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $67,323. Of the $321,933 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $297 on the printing and mailing of prospectuses for persons other than current shareholders, $271,070 for compensation to broker-dealers and other financial intermediaries (including, $31,184 to ABI), $20,443 for compensation to sales personnel, $29,527 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $595 was spent on interest on Class C financing.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $31,193, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $64,767. Of the $95,960 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $60,526 for compensation to financial intermediaries (including $21,973 to ABI), $14,184 for compensation to sales personnel, $21,250 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class R shares financing, and $0 may be used to offset the distribution service fees paid in future years.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2007, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $2,515, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $5,535. Of the $8,050 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $5,007 for compensation to broker-dealers and other financial intermediaries (including, $1,902 to ABI), $1,229 for compensation to sales personnel, $1,814 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing, and $0 may be used to offset the distribution Service Fees paid in future years.

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and the Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.

          With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B, Class C, Class R and Class K shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Plan is in effect.

          Unreimbursed distribution expenses incurred as of each Fund's most recent fiscal year ended November 30, 2007 and carried over for reimbursement in future years in respect of the Class B and Class C shares of each Fund were as follows:

--------------------------------------------------------------------------------
                                 AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES
                                 CARRIED OVER (AS A PERCENTAGE OF THE CLASS' NET ASSETS)
--------------------------------------------------------------------------------

                                 CLASS B      CLASS C      CLASS R    CLASS K

--------------------------------------------------------------------------------

AB Value Fund                    $531,848     $847,504     $89,900    $13,789
                                 (0.49%)      (0.87%)      (1.51%)    (0.11%)

--------------------------------------------------------------------------------
AB Small/Mid                     $3,561       $2,100,436   $370,812   $112,115
                                 (0%)         (1.03%)      (0.92%)    (0.61%)

--------------------------------------------------------------------------------
AB International Value           $5,339,736   $7,120,103   $712,635   $1,424,635
                                 (1.61%)      (0.52%)      (0.43%)    (0.42%)

--------------------------------------------------------------------------------
AB Global                        $289,479     $459,743     $94,080    $7,300
                                 (1.16%)      (1.73%)      (1.25%)    (0.65%)
--------------------------------------------------------------------------------


          The Plan is in compliance with rules of the Financial Industry Regulatory Authority, or FINRA,, which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Plan, the Trustees of the Trust determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


          The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class of the relevant Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of such disinterested Trustees, at their meeting held on May 1-3, 2007.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, a Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Plan is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to ABI with respect to that class and (ii) that Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended November 30, 2007, pursuant to the Transfer Agency Agreement, ABIS received $1,028,397 from AllianceBernstein Small/Mid Cap Value Fund; $631,598 from AllianceBernstein Value Fund; $4,159,027 from AllianceBernstein International Value Fund; and $145,284 from AllianceBernstein Global Value Fund.

          ABIS acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many shares of each Fund are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related record-keeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Trust, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

          The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how a Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds' website at www.AllianceBernstein.com; or both; and (ii) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"),to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Funds' Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

     o Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the relevant Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to a Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of each Fund is their NAV, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund's shares will be shown on the books of that Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of that Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, have the same rights and are identical in all respects, except that (i) Class A shares of each Fund bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares and Advisor Class shares do not bear such a fee
(iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, (iv) Class B shares and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Fund because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a deferred sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects the hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchase at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.

          During AllianceBernstein Value Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $367,642, $457,072, and $434,083, respectively. Of these amounts, ABI received $16,379, $18,199, and $20,554, respectively, during fiscal years 2007, 2006 and 2005, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, ABI received CDSCs of $7,852, $5,124, and $17,244, respectively, on Class A shares, $57,104, $81,475, and
$152,655, respectively, on Class B shares and $6,563, $6,719, and $9,588, respectively, on Class C shares.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $894,781, $964,727, and $1,081,148, respectively. Of these amounts, ABI received $31,383, $46,872, and $55,101, respectively, during fiscal years 2007, 2006 and 2005, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, ABI received CDSCs of $15,983, $10,537, and $28,653 respectively, on Class A shares, $99,442, $181,420, and
$216,165 respectively, on Class B shares and $20,353, $33,415, and $29,300, respectively, on Class C shares.


          During AllianceBernstein International Value Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $10,723,501, $6,271,591.09, and $2,650,948, respectively. Of these amounts, ABI received $508,092, $308,742, and $154,719, respectively, during fiscal years 2007, 2006 and 2005, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, ABI received CDSCs of $190,213, $20,066, and $10,476, respectively, on Class A shares, $221,461, $168,042, and $152,655, respectively, on Class B shares and $261,535,
$80,514, and $42,717, respectively, on Class C shares.


          During AllianceBernstein Global Value Fund's fiscal years ended November 30, 2007, November, 30, 2006 and November 30, 2005, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $353,291, $229,936, and $77,445, respectively. Of these amounts, ABI received $14,913, $12,249, and $3,866, respectively, during fiscal years 2007, 2006 and 2005, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, ABI received CDSCs of $3,961, $1,793, and $9,927, respectively, on Class A shares, $21,108, $11,521, and $12,801, respectively, on Class B shares and $10,366, $1,299, and $2,122, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares of a Fund is the NAV plus a sales charge, as set forth below.

                                       Sales Charge
                                       ------------
                                                                   Discount or
                                                  As % of          Commission to Dealers
                                As % of Net       the Public       or Agents as %
Amount of Purchase              Amount Invested   Offering Price   of Offering Price
------------------              ---------------   --------------   -----------------
Up to $100,000                         4.44%            4.25%             4.00%
$100,000 up to $250,000                3.36             3.25              3.00
$250,000 up to $500,000                2.30             2.25              2.00
$500,000 up to $1,000,000*             1.78             1.75              1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares of a Fund issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares of a Fund as described below under "Class B Shares-Conversion Feature" and "-Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

          (ii) officers and present or former Trustees of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present or full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, the ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

          Contingent Deferred Sales Charge. Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                                       Contingent Deferred Sales Charge as a
          Year Since Purchase          % of Dollar Amount Subject to Charge
          -------------------          -------------------------------------

          First                                       4.00%
          Second                                      3.00%
          Third                                       2.00%
          Fourth                                      1.00%
          Fifth and thereafter                         None

          In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2,
(iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange or shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Funds. In order to enable participants investing through group retirement plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in your Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of any AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  - AllianceBernstein 2000 Retirement Strategy
  - AllianceBernstein 2005 Retirement Strategy
  - AllianceBernstein 2010 Retirement Strategy
  - AllianceBernstein 2015 Retirement Strategy
  - AllianceBernstein 2020 Retirement Strategy
  - AllianceBernstein 2025 Retirement Strategy
  - AllianceBernstein 2030 Retirement Strategy
  - AllianceBernstein 2035 Retirement Strategy
  - AllianceBernstein 2040 Retirement Strategy
  - AllianceBernstein 2045 Retirement Strategy
  - AllianceBernstein 2050 Retirement Strategy
  - AllianceBernstein 2055 Retirement Strategy
  - U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  - AllianceBernstein Intermediate Bond Portfolio
AllianceBernstein Cap Fund, Inc.
  - AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Fixed-Income Shares, Inc.
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  - California Portfolio
  - Insured California Portfolio
  - Insured National Portfolio
  - National Portfolio
  - New York Portfolio
AllianceBernstein Municipal Income Fund II
  - Arizona Portfolio
  - Florida Portfolio
  - Massachusetts Portfolio
  - Michigan Portfolio
  - Minnesota Portfolio
  - New Jersey Portfolio
  - Pennsylvania Portfolio
  - Ohio Portfolio
  - Virginia Portfolio
AllianceBernstein Trust
   - AllianceBernstein Global Value Fund
   - AllianceBernstein International Value Fund
   - AllianceBernstein Small/Mid Cap Value Fund
   - AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  - AllianceBernstein Balanced Wealth Strategy
  - AllianceBernstein Growth Fund
  - AllianceBernstein Tax-Managed Balanced Wealth Strategy
  - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
  - AllianceBernstein Tax-Managed Wealth Preservation Strategy
  - AllianceBernstein Wealth Appreciation Strategy
  - AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  - AllianceBernstein Intermediate California Municipal Portfolio
  - AllianceBernstein Intermediate Diversified Municipal Portfolio
  - AllianceBernstein Intermediate New York Municipal Portfolio
  - AllianceBernstein International Portfolio
  - AllianceBernstein Short Duration Portfolio
  - AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse or domestic partner each purchase shares of that Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares of a Fund, a CDSC has been paid and ABI has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

          Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

          Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder record-keeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund shares by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2008, ABI expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $24 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Operating Expenses" in your Prospectus.

          If one mutual fund sponsor make greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consul disclosures made by your financial advisor at the time of your purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Cadaret, Grant & Co.
     CCO Investment Services
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     LPL Financial Corporation
     McDonald Investments
     Merrill Lynch
     MetLife Securities
     Morgan Stanley
     Mutual Service Corporation
     PFS Investments
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

          Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.

Redemption
----------

          Subject only to the limitations described below, the Trust's Declaration of Trust requires that a Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Fund.

          Payment of the redemption price normally will be made in cash but, at the option of a Fund, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


          Telephone Redemption By Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Mutual Fund Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Funds may repurchase shares through ABI or selected financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to ABI either directly or through a financial intermediary. None of the Funds nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------

          Each Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly installments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may on a tax-free basis, exchange Class A shares of a Fund for Advisor Class shares of the respective Fund. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone request by 4:00 p.m., Eastern time on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Fund for Advisor class shares of a Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before 4:00 p.m., Eastern time, on a Fund business day, as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks on September 11, 2001) it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Board of Trustees ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined by the Board of Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives that are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

          Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing that Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as descried above.

          A Fund may suspend the determination of its NAV(and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign, and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by that Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by a Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

Dividends and Distributions
---------------------------

          Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund's shares are held as a capital asset, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Foreign Taxes. Investment income received by the Funds from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 will not be subject to this withholding tax.

          A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

          If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and had adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Fund.

          The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

          The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Funds will attempt to negotiate best execution.

          During the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, AllianceBernstein Value Fund incurred brokerage commissions amounting in the aggregate to $304,848, $253,042, and $642,187, respectively. The Fund's brokerage commissions declined materially in 2006 due to lower portfolio turnover. During the fiscal year ended November 30, 2007, transactions in portfolio securities of the Fund aggregated $769,908,356. Brokerage commissions of approximately $94,096 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, AllianceBernstein Small/Mid Cap Value Fund incurred brokerage commissions amounting in the aggregate to $637,694, $761,979, and $1,042,300, respectively. During the fiscal year ended November 30, 2006, transactions in portfolio securities of the Fund aggregated $905,380,875. Brokerage commissions of approximately $189,665 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, AllianceBernstein International Value Fund incurred brokerage commissions amounting in the aggregate to $10,541,511, $6,256,255, and $3,050,074, respectively. The Fund's brokerage commissions increased materially in 2006 due to a significant increase in the Fund's assets. During the fiscal year ended November 30, 2007, transactions in portfolio securities of the Fund aggregated $9,814,398,106. Brokerage commissions of approximately $3,737,461 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, AllianceBernstein Global Value Fund incurred brokerage commissions amounting in the aggregate to $241,219, $190,351, and $160,772, respectively. During the fiscal year ended November 30, 2007, transactions in portfolio securities of the Fund aggregating $345,869,735, with associated brokerage commissions of approximately $77,429 were allocated to persons or firms supplying research services to the Fund or the Adviser.

          The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The brokerage transactions engaged in by the Funds with SCB & Co. and their affiliates during the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, are set forth below:


                                                  % of Fund's   % of Fund's
Fiscal Year                         Amount of     Aggregate     Aggregate Dollar
Ended                               Brokerage     Brokerage     Amount of
November 30,   Fund                 Commissions   Commissions   Transactions
------------   ----                 -----------   -----------   ----------------
2007           Value                $0                 0%            0%
2007           Small/Mid Cap Value  $0                 0%            0%
2007           International Value  $816,232           7.74%         6.00%
2007           Global Value`        $5,856             2.43%         1.22%
2006           Value                $0                 0.00%         0.00%
2006           Small/Mid Cap Value  $0                 0.00%         0.00%
2006           International Value  $113,691           1.82%         1.66%
2006           Global Value         $0                 0.00%         0.00%
2005           Value                $151,697          23.60%        27.30%
2005           Small/Mid Cap Value  $455,045          43.70%        38.70%
2005           International Value  $308,735          10.10%         8.20%
2005           Global Value         $34,570           21.50%        14.00%

Disclosure of Portfolio Holdings
--------------------------------

          The Funds believe that the ideas of the Adviser's investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of each Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. The policies and procedures relating to disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds' shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis.

          The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

          The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          At the close of business on February 1, 2008 there were 89,768,182 shares of AllianceBernstein Value Fund outstanding, including 28,010,258 Class A shares, 7,584,948 Class B shares, 6,903,721 Class C shares, 463,032 Class R shares, 991,727 Class K shares, 10,768,933 Class I shares and 35,045,564 Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 1, 2008:

                                              No. of                   % of
                  Name and Address            Shares                   Class
                  ----------------            ------                   -----

Class A
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 1,794,427                     6.41%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     2,978,043                    10.63%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,566,845                     5.59%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                      1,497,159                     5.35%

Class B
-------

First Clearing LLC
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     578,766                     7.63%

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 1,359,106                    17.92%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                       415,515                     5.48%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    797,676                    10.52%

Class C
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 1,885,249                    27.31%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                      840,960                     12.18%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    585,058                     8.47%

Class R
-------

CitiStreet Retirement Services
CitiGroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                       24,443                     5.28%

American United Life Cust. FBO AUL
American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN  46206-9102                   72,172                    15.59%

AST Capital Trust Co. of DE TTEE
FBO Peoples Bank & Trust 401(k) PSP
2800 N. Central Avenue, Suite 900
Phoenix, AZ  85004-1037                        54,268                    11.72%

GPC Agent for MFS Heritage Trust Co.
FBO Syracuse Trailer 401(k) PS Plan
P.O. Box 79377
Atlanta, GA 30357-7377                         27,178                     5.87%

Orchard Trust Co. LLC Custodian
FBO Oppenheimer Funds Record(k)eeper
Pro (401(k))
c/o Fascore LLC
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002              26,553                     5.73%

Capital Bank & Trust Company TTEE
FBO Coit Services Inc Employee Savings
& Retirement Plan
c/o Plan Premier/Fascore LLC
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002              57,729                    12.47%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                    64,989                    14.04%

Class K
-------

Dunkirk Printing Pressmen & Assistants
Union Local #191 Pension Plan
c/o American Color Graphics
100 Winners Circle
Brentwood, TN 37027-5012                       96,815                     9.76%

Union Bank Tr. Nominee
Minnesota Surgical Associates PA 401(k)
P.O. Box 85484
San Diego, CA  92186-5484                      54,805                     5.53%

Union Bank Tr. Nominee
Muncie Surgical Associates Inc. PSP
P.O. Box 85484
San Diego, CA  92186-5484                     200,681                    20.24%

Union Bank Tr. Nominee
The 403(b) Thrift Plan for the
Advertising Council Inc.
P.O. Box 85484
San Diego, CA  92186-5484                      70,843                     7.14%

Union Bank Tr. Nominee
Informa Fin. Infor Inc. Def Comp Pl.
P.O. Box 85484
San Diego, CA  92186-5484                     134,098                    13.52%

Class I
-------

MLPF&S for the Sole Benefit of its
Customers Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 7,260,078                    67.42%

Charles Schwab & Co. FEBO Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151               1,455,105                    13.51%

NFS LCC FEBO
State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                    1,555,370                    14.44%

Advisor Class
-------------

PIMS/Prudential Retirement as
Nominee for the TTEE/Cust.
AllianceBernstein L.P.
300 International Parkway, Suite 270
Heathrow, FL  32746-5028                    2,351,873                     6.71%

CollegeBound Fund
AllianceBernstein Value Fund
Customized Allocation
1345 Avenue of the Americas
New York, NY  10105-0302                    4,626,491                    13.20%

          At the close of business on February 1, 2008 there were 82,641,714 shares of AllianceBernstein Small/Mid Cap Value Fund outstanding, including 35,366,106 Class A shares, 10,765,021 Class B shares, 12,915,598 Class C shares, 2,816,061 Class R shares, 1,226,508 Class K shares, 8,513,735 Class I shares and 11,038,685 Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 1, 2008:

                                            No. of                  % of
Name and Address                            Shares                  Class
----------------                            ------                  -----

Class A
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 2,789,067               7.89%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  2,409,725               6.81%

Class B
-------

First Clearing LLC
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     692,332               6.43%

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 1,078,134              10.02%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                       558,459               5.19%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,359,043              12.62%

Class C
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 2,828,130              21.90%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                       732,873               5.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  1,151,503               8.92%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                        687,522               5.32%

Class R
-------

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                   374,438              13.30%

Class K
-------

Nationwide Trust Co. FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                      287,120              23.41%

Nationwide Insurance Co. QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                       65,344               5.33%

Wachovia Bank
FBO Stabilus Inc. 401(k)
1525 West Wt. Harris Blvd.
Charlotte, NC  28288-0001                      80,997               6.60%

Union Bank Tr. Nominee
Englewood Surgical Associates PA PSP
P.O. Box 85484
San Diego, CA  92186-5484                     100,444               8.19%

Class I
-------

Citistreet Core Market
c/f State Street Bank TTEE
One Heritage Drive
North Quincy, MA  02171-2105                2,667,141              31.33%

Sanford Bernstein & Co LLC
1 N Lexington Avenue
White Plains, NY 10601-1712                  484,463                5.69%

JP Morgan Chase Bank as TTEE FBO
Hospira a401(k) Retirement Savings Plan
c/o JP Morgan RPS Mgmt. Rptg. Team
9300 Ward Parkway
Kansas City, MO  64114-3317                 1,170,542              13.75%

Mac & Co. Mutual Fd. Ops
P.O. Box 3198 525 William Penn Place
Pittsburgh, PA  15230-3198                  2,476,152              29.08%

Advisor Class
-------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    723,104               6.55%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 1,364,783              12.36%

CitiStreet Core Market
C/F State Street Bank TTEE
One Heritage Drive
North Quincy, MA  02171-2105                  667,654               6.05%

CollegeBound Fund
CBF-AllianceBernstein Small Cap
Customized Allocation 529 Plan
1345 Avenue of the Americas
New York, NY  10105-0302                    2,690,478              24.37%


          At the close of business on February 1, 2008 there were 592,261,524 shares of AllianceBernstein International Value Fund outstanding, including 261,860,113 Class A shares, 13,947,494 Class B shares, 59,732,959 Class C shares, 7,943,698 Class R shares, 16,128,009 Class K shares, 71,438,033 Class I shares and 164,211,219 Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 1, 2008:

                                            No. of                  % of
Name and Address                            Shares                  Class
----------------                            ------                  -----

Class A
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 16,679,998             6.37%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Fl
Jersey City, NJ 07311                       20,830,665             7.95%

Charles Schwab & Co
Mutual Funds Dept
101 Montgomery
San Francisco, CA 94104-4122                26,423,901            10.09%

AG Edwards & Sons Inc.
Omnibus Account
One North Jefferson
St. Louis, MO  63103-2287                   14,590,442             5.57%

Class B
-------

First Clearing LLC
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                    1,295,636             9.29%

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                  2,640,561            18.93%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                      1,746,350            12.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                   1,137,531             8.16%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Fl
Jersey City, NJ 07311                          755,743             5.42%

Class C
-------

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 20,883,101            34.96%

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     11,084,247            18.56%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Fl
Jersey City, NJ 07311                        3,954,002             6.62%

Class R
-------

Hartford Life Insurance Co.
Separate Account 401
Attn:  UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                     1,020,009             12.84%

American United Life CUST FBO
AUL American Group Retirement Annuity
One American Square
PO Box 1995
Indianapolis, IN 46206-9102                    843,605            10.62%

PRIAC CUST FBO Various Retirement Plans
Invest. Prod. & Adv. Serv.
280 Trumbull Street
One Commercial Plaza
Hartford, CT  06103-3509                       547,883             6.90%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                  1,496,112             18.83%

Class K
-------

Nationwide Trust Co. FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                     2,624,458            16.27%

PRIAC CUST FBO Various Retirement Plans
Invest. Prod. & Adv. Serv.
280 Trumbull Street
One Commercial Plaza
Hartford, CT  06103-3509                     4,351,443            26.98%

Wachovia Bank
FBO Various Retirement Plans
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                      824,243             5.11%

NFS LLC FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                     1,778,614            11.03%

State of Florida Employees Deferred
Comp. Plan FBO Participating Employees
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                     2,073,066            12.85%

Class I
-------

Sanford Bernstein & Co LLC
1 N Lexington Avenue
White Plains, NY 10601-1712                  5,661,864             7.93%

Advisor Class
-------------

Citigroup Global Markets
333 West 34th St, 3rd Floor
New York, NY 10001-2402                     37,687,712            22.95%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  10,777,398             6.56%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 20,410,852            12.43%

PIMS FBO Mutual Fund Clients
Attn:  PruChoice Unit
Mail Stop NJ-11-05-20
Gateway Center 3, 11th Floor
100 Mulberry Street
Newark, NJ  07102-4056                      19,271,004            11.74%

          At the close of business on February 1, 2008 there were 27,754,276 shares of AllianceBernstein Global Value Fund outstanding, including 6,529,479 Class A shares, 1,535,797 Class B shares, 1,712,864 Class C shares, 524,005 Class R shares, 80,030 Class K shares, 3,844,675 Class I shares and 13,527,426 Advisor Class shares. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 1, 2008:

                                            No. of                  % of
Name and Address                            Shares                  Class
----------------                            ------                  -----

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    438,829              6.72%

PRIAC CUST FBO Various Retirement Plans
Invest. Prod. & Adv. Serv.
280 Trumbull Street
One Commercial Plaza
Hartford, CT  06103-3509                      404,365              6.19%

Class B
-------

First Clearing LLC
Special Custody Account for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                     141,949              9.24%

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                   249,695             16.26%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                       169,513              11.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                    154,285             10.05%

Class C
-------

First Clearing LLC
Special Custody Account for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                      96,508              5.63%

MLPF&S for the Sole Benefit of its
Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                   277,993             16.23%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                       230,904              13.48%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     86,134              5.03%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Fl
Jersey City, NJ 07311                         152,509              8.90%

Class R
-------

Charles Schwab & Co. For the Exclusive
Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                  54,683             10.44%

Hartford Life Insurance Company Separate
Account 401 Attn:  UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                       91,189             17.40%

CitiStreet Retirement Services
CitiGroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                       33,322              6.36%

American United Life CUST FBO
AUL American Group Retirement Annuity
One American Square
PO Box 1995
Indianapolis, IN 46206-9102                   162,472             31.01%

American United Life CUST FBO
American United Trust
One American Square
PO Box 1995
Indianapolis, IN 46206-9102                   109,236             20.85%

Class K
-------

Nationwide Trust Co. FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                       13,825             17.27%

Union Bank Tr. Nominee
FBO The Advertising Council Inc.
Supplemental Exec. Tet Plan
P.O. Box 85484
San Diego, CA 92186-5484                        5,162              6.45%

Union Bank Tr. Nominee
FBO Cohen, Pontai, Lieberman & Pavane
401(k) Retirement Savings Plan
P.O. Box 85484
San Diego, CA 92186-5484                       32,096             40.11%

Union Bank Tr. Nominee
FBO Eichstaedt & Devereaux 401(k)
P.O. Box 85484
San Diego, CA 92186-5484                        4,197              5.24%

Union Bank Tr. Nominee
FBO TS-Arion Systems Inc. PSP
P.O. Box 85484
San Diego, CA 92186-5484                        9,328             11.66%

Class I
-------

U.S. Bank
c/o St. Louis Zoo Friends
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI  53212-3958                     241,960              6.29%

Sanford Bernstein & Co LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                   778,776             20.26%

Sanford Bernstein & Co LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                 1,175,104             30.56%

Sanford Bernstein & Co LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                 1,071,139             27.86%

Union Bank of CA Trust Nominee
Worldwide Dreams Deferred COMP PL
P.O. Box 85484
San Diego, CA 92186-5484                      305,658              7.95%

Advisor Class
-------------

PIMS/Prudential Retirement
As Nominee for the TTEE/Cust PL
Alliance Capital Management
300 International Pkwy, Suite 270
Heathrow, FL 32746-5028                     3,930,252              29.05%

Irell & Manella Cust. Profit Sharing Plan
1800 Avenue of the Stars, Suite 900
Los Angeles, CA  90067-4211                   821,893              6.08%

Voting Rights
-------------

          As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          The terms "shareholder approval" and "majority of the outstanding voting securities" as used in your Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or (ii) more than 50% of the outstanding shares of such Fund or such class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodian
---------

          State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, acts as the Funds' custodian for the assets of the Funds but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Trustees, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Agreement, the Trust, on behalf of each Fund, has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Funds.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of each Fund for the fiscal year ended November 30, 2007 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the Commission on February 8, 2008. Each Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections Of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

SK 00250 0157 844539 v3

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

(a) (1) Agreement and Declaration of Trust - Incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed on December 15, 2000.

     (2) First Amendment to Agreement and Declaration of Trust - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (3) Second Amendment to Agreement and Declaration of Trust - Incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (4) Third Amendment to Agreement and Declaration of Trust - Incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

     (5) Fourth Amendment to Agreement and Declaration of Trust - Incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(b) By-Laws of the Registrant - Incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed December 15, 2000.

(c)  Not applicable.

(d) Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Form of Amendment to the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

     (4) Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 19 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund II (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

     (5) Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 19 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund II (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

(f)  Not applicable.

(g) Custodian Agreement - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(h) (1) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Expense Limitation Agreement dated January 31, 2001 between the Registrant, on behalf of the Funds, and AllianceBernstein L.P. - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (3) Expense Limitation Agreement dated July 2, 2002 between the Registrant, on behalf of its Small/Mid Cap Value Fund and International Value Fund, and AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

     (4) Expense Limitation Agreement dated March 21, 2002 between the Registrant, on behalf of its Global Value Fund, and AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

     (5) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (6) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 5 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 27, 2004.

     (7) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm - Filed herewith.

(k)  Not applicable.

(l) Investment representation letter of AllianceBernstein L.P. - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(m)  Rule 12b-1 Plan - (See Exhibit (e)(1)).

(n) (1) Rule 18f-3 Plan - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (3) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(o)  Reserved

(p) (1) Code of Ethics for the Fund - Incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

          Other Exhibits:

          Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc
          O. Mayer, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.

          Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

          "(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

          Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

          Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

          Article 10 of the Registrant's Bylaws provides in relevant part:

          "Indemnification

          10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this
          Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of AllianceBernstein L.P. under the captions "Management of the Funds" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investments, Inc. ("ABI") is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Cap Fund, Inc.
          AllianceBernstein Corporate Shares
          AllianceBernstein Diversified Yield Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Fixed-Income Shares, Inc.
          AllianceBernstein Focused Growth & Income Fund, Inc.
          AllianceBernstein Global Bond Fund, Inc.
          AllianceBernstein Global Health Care Fund, Inc.
          AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc.
          AllianceBernstein Global Technology Fund, Inc.
          AllianceBernstein Greater China '97 Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Income Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Short Duration Portfolio(1)
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Amercias, New York, New York, 10105.

                              POSITIONS AND              POSITIONS AND
                              OFFICES WITH               OFFICES WITH
NAME                          UNDERWRITER                REGISTRANT
----                          -----------                ----------

Directors
---------

Marc O. Mayer                 Executive Managing
                              Director

Mark R. Manley                Director

Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Officers
--------

Marc O. Mayer                 Executive Managing         President and
                              Director                   Chief Executive Officer

Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Gerald M. Lieberman           President and Chief
                              Operating Officer

Richard A. Davies             Executive Vice President
                              & Managing Director

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President      Assistant Clerk
                              and Assistant General
                              Counsel

Emilie D. Wrapp               Senior Vice President,     Clerk
                              Assistant General
                              Counsel and Assistant
                              Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Steven R. Barr                Senior Vice President
                              and Assistant Secretary

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President
                              and Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President
                              and Assistant Treasurer

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President
                              and Regional/Regent

Matthew p. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and
                              Treasurer

Patrick E. Ryan               Vice President and Chief
                              Financial Officer

Albert J. Angelus             Vice President

Jire J. Baran                 Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Chris Boeker                  Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Beth P. Bruen                 Vice President

Brian Buehring                Vice President

Anthony J. Busacca, Jr.       Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Christopher C. Cavanagh       Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Candice (Foong-Kuen) Choy     Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Kimberly A. Collins (Gorub)   Vice President

Peter T. Collins              Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

John D. Curry                 Vice President

Walter F. Czaicki             Vice President

John M. D'Agostino            Vice President

Brett E. Dearing              Vice President

Stephen J. Dedyo              Vice President

Aaron E. Deedon               Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Ronald G. Dietrich            Vice President

Joseph A. DiMauro             Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Stacia B. Eyerly-Hatfield     Vice President

Hollie G. Fagan               Vice President

Antonio Fernandez Gutierrez   Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Kevin T. Gang                 Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Mark C. Glatley               Vice President

Brian P. Hanna                Vice President

John G. Hansen                Vice President

Shannon R. Harkins            Vice President

Terry L. Harris               Vice President

Michael S. Hart               Vice President

Eric M. Hirschfeld            Vice President

Melanie M. Hoppe              Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Theresa Iosca Ficazzola       Vice President

Oscar J. Isoba                Vice President

Marcelo G. Isuani             Vice President

Kumar Jagdeo II               Vice President

Matthews L. Joki              Vice President

Kevin D. Kelly                Vice President

Russell J. Kiefer             Vice President

Christopher W. Kilroy         Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Scott M. Krauthamer           Vice President

David J. Kubik                Vice President

Jeffrey J. Lamb               Vice President

Lauris S. Lambergs            Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Colleen S. Lorence            Vice President

Edward R. Lupo                Vice President

Joanne B. Mack                Vice President

George J. Manning             Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Danielle F. Marx              Vice President

Shannon M. Massey             Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Shaun C. McDonald             Vice President

Craig S. McKenna              Vice President

Safia B. Mehta                Vice President

Bart D. Miller                Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Jesse R. Murphy               Vice President

Sharon E. Murphy              Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Alexandria N. Novak           Vice President

Timothy J. O'Connell          Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

Alex E. Pady                  Vice President

David D. Paich                Vice President

Leo J. Peters IV              Vice President

Melanie L. Petsch             Vice President

Thomas C. Pfeifer             Vice President

Andreas Pfunder               Vice President

Neal B. Picker                Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Jessie A. Reich               Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Lauryn A. Rivello             Vice President

Patricia A. Roberts           Vice President

Francis W. Ross               Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Thomas E. Sawyer              Vice President

William D. Shockley           Vice President

Joy R. Seijas                 Vice President

Stuart L. Shaw                Vice President

Praveen K. Singh              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Gerald B. Smith               Vice President

Laurie L. Snively             Vice President

Daniel L. Stack               Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Kelly P. Sudovar              Vice President

Scott M. Tatum                Vice President

John A. Taylor                Vice President

Nancy D. Testa                Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Keri-Ann S. Toritto           Vice President

Elizabeth K. Tramo            Vice President

James R. Van Deventer         Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Cory A. Weiser                Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Stephen M. Woetzel            Vice President

Joanna Wong                   Vice President

Tao T. Wu                     Vice President

Kandice L. Abraham            Assistant Vice President

John M. Adams                 Assistant Vice President

Kimberly D. Alfano            Assistant Vice President

Constantin L. Andreae         Assistant Vice President

DeAnna D. Beedy               Assistant Vice President

Roy C. Bentzen                Assistant Vice President

Susan J. Bieber               Assistant Vice President

Brandon W. Born               Assistant Vice President

Scott A. Brown                Assistant Vice President

Judith A. Chin                Assistant Vice President

Robyn L. (Cohen) Barger       Assistant Vice President

David L. Condon               Assistant Vice President

Christine M. Crowley          Assistant Vice President

Lauren B. Danziger            Assistant Vice President

Daniel A. Dean                Assistant Vice President

Nina M. DeLeon                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Kilie A. Donahue              Assistant Vice President

Bradford P. Doninger          Assistant Vice President

Brian M. Dunkin               Assistant Vice President

Diana Eriksen                 Assistant Vice President

Jessica M. Fernandez          Assistant Vice President

Robert A. Fiorentino          Assistant Vice President

Jose R. Garcia                Assistant Vice President

Julie E. Gerstmayr            Assistant Vice President

Michele J. Giangrande         Assistant Vice President

Stephanie Y. Giaramita        Assistant Vice President

Adam J. Gilbert               Assistant Vice President

Raniero J. Gimeno             Assistant Vice President

Cecilia N. Gomes              Assistant Vice President

Stefanie M. Gonzalez          Assistant Vice President

Friederike Grote              Assistant Vice President

John J. Gulino                Assistant Vice President

Kelly P. Guter-Sudafer        Assistant Vice President

Junko Hisamatsu (Cox)         Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Grace Huaman                  Assistant Vice President

Gregg L. Jones                Assistant Vice President

Jill Kid                      Assistant Vice President

Junko Kimura                  Assistant Vice President

Stephen J. Laffey             Assistant Vice President   Assistant Clerk
                              and Counsel

Jayson W. Leisenring          Assistant Vice President

Jonathan M. Liang             Assistant Vice President

Bryan C. Lynch                Assistant Vice President

Jennifer L. Magill            Assistant Vice President

Mark J. Maier                 Assistant Vice President

Matthew J. Malvey             Assistant Vice President

Lindsay S. McKeever           Assistant Vice President

David G. Mitchell             Assistant Vice President

Christina A. Morse            Assistant Vice President   Assistant Clerk
                              and Counsel

Jennifer A. Mulhall           Assistant Vice President

Jason S. Muntner              Assistant Vice President

Isabella Nunes                Assistant Vice President

Ian J. O'Brien-Rupert         Assistant Vice President

Margaret G. O'Neill           Assistant Vice President

Brian W. Paulson              Assistant Vice President

Kimchu Perrington             Assistant Vice President

Ling Shan E. Phua             Assistant Vice President

Vinod B. Pittampalli          Assistant Vice President

Joseph J. Proscia             Assistant Vice President

Mark A. Quarno                Assistant Vice President

Marc S. Reed                  Assistant Vice President

Randi E. Rothstein            Assistant Vice President

Kristin M. Sammon             Assistant Vice President

Catherine D. Sanders          Assistant Vice President

Justin S. Scheckner           Assistant Vice President

Kristin M. Seabold            Assistant Vice President

Kristi F. Smith               Assistant Vice President

Orlando Soler                 Assistant Vice President

Matthew M. Stebner            Assistant Vice President

Logan S. Tamres               Assistant Vice President

Christopher R. Thabet         Assistant Vice President

William Tohme                 Assistant Vice President

Ellen Tobin                   Assistant Vice President

Kayoko Umino                  Assistant Vice President

Laurence Vandecasteele        Assistant Vice President

Jennifer L. Vos               Assistant Vice President

Johnathan D. Wilkinson        Assistant Vice President

Martin J. Zayac               Assistant Vice President

Thomas M. Zottner             Assistant Vice President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

(c)  Not Applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              ********************

Notice

          A copy of the Agreement and Declaration of Trust of AllianceBernstein Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 29th day of February, 2008.

                                        THE ALLIANCEBERNSTEIN TRUST


                                        By: /s/ Marc O. Mayer*
                                            ------------------
                                                Marc O. Mayer
                                                President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                         DATE

(1)  PRINCIPAL
     EXECUTIVE OFFICER

     Marc O. Mayer*              President and Chief           February 29, 2008
                                 Executive Officer

(2)  PRINCIPAL FINANCIAL
     AND ACCOUNTING OFFICER:

     /s/ Joseph J. Mantineo      Treasurer and Chief           February 29, 2008
     ----------------------      Financial Officer
         Joseph J. Mantineo

ALL OF THE TRUSTEES:

     Marc O. Mayer*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*


*By: /s/ Andrew L. Gangolf                                     February 29, 2008
     ---------------------
         Andrew L. Gangolf
         As Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.                  Description of Exhibits
-----------                  -----------------------

(i)                          Opinion and Consent of Seward & Kissel LLP

(j)                          Consent of Independent Registered Public Accounting
                             Firm

Other Exhibits:              Powers of Attorney

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